                                 WESTCORE FUNDS

                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1999

WESTCORE EQUITY FUNDS
     Westcore MIDCO Growth Fund
     Westcore Growth and Income Fund
     Westcore Small-Cap Growth Fund
     Westcore Select Fund
     Westcore Blue Chip Fund
     Westcore Mid-Cap Opportunity Fund
     Westcore Small-Cap Opportunity Fund

WESTCORE BOND FUNDS
     Westcore Long-Term Bond Fund
     Westcore Intermediate-Term Bond Fund
     Westcore Colorado Tax-Exempt Fund

Westcore Funds are managed by Denver Investment Advisors LLC.

                                 WESTCORE FUNDS

                                                               November 30, 1999

Dear Fellow Shareholders:

             THIS MAY BE OUR LAST WORD ON A BROADENING STOCK MARKET

     In our last two reports, we discussed the possibility that the market would broaden to include better performance for more stocks. As most investors are aware, in the last few years the bull market has been led by a handful of large growth stocks resulting in capitalization-weighted indexes, like the S&P 500, providing the best performance. In fact, about the only way to beat this index was to own a portfolio concentrated in the few leaders or concentrated in technology stocks. It's not much of an overstatement to say that during the bull market in these few stocks, a bear market was in place for many more stocks. While providing reasonable absolute returns, many investments, especially value-oriented portfolios across all capitalization ranges, have had difficulty keeping up.

     In our May report, we observed a change that began in April, with very good performance for value and cyclical stocks as well as small- and mid-cap stocks. Since April, small- and mid-cap growth stocks have continued to perform well, but cyclical and value stocks have fallen back. The initial move toward a broader market has dropped the S&P 500 from the front to the middle of the pack for year-to-date performance in the list of indexes that includes a variety of investment styles. Some excellent stock selection and the broadening environment led to improved performance for several of our funds, especially the Westcore MIDCO Growth Fund.

                         AN EVOLUTION NOT A REVOLUTION

     History provides many examples of unhappy endings for markets where performance was concentrated in a few names with high valuations. A notable example was the "nifty fifty" era of 1972-73, which was followed by a major market decline (revolution) in 1974, especially in the leaders of those years. We believe it is possible for the market to broaden without requiring a revolution or correction in the leaders. We foresee the possibility for an evolution. The leaders are, by and large, great businesses with outstanding financial characteristics by almost any measure, such as growth and return on investment, and are generally superior to the prior "nifty fifty".

     Nonetheless, the performance of the current leaders has been driven by one-part strong fundamentals and two-parts higher valuations. The high valuations are justified by low inflation and the companies' above average growth. A challenging question is that if a company's absolute multiple has tripled, and its relative multiple has doubled, what are the chances of this repeating? In our view, not high, even though we see nothing on the horizon to change the favorable economic environment of productivity-led growth with moderate inflation. We expect an evolution where valuations are generally maintained for current leaders, and the market broadens to include a variety of other companies.

     The Westcore Fund Family is well positioned with research-driven equity funds, investing in either small-, mid- or large-cap companies and providing exposure to either growth or value stocks. Westcore also offers fixed-income funds and a double tax-exempt fund for Colorado investors. Westcore's diverse offering of funds provides investors an opportunity to take advantage of a broadening market, and to meet multiple investment objectives.

                        NEW FUNDS INCREASE OPPORTUNITIES

     In October, we introduced the Westcore Small-Cap Growth Fund and the Westcore Select Fund, and in December, we began the Westcore International Frontier Fund. Each of the funds will be managed by our research-intensive investment approach and provide investors exposure to three interesting market sectors. Westcore Small-Cap Growth Fund will take advantage of the small-cap growth sector, which continually provides opportunities to discover and invest in small, exciting companies with excellent growth potential. Westcore Select Fund will be a more concentrated portfolio with the flexibility to move across all capitalization and style ranges to find the best current investments. Westcore International Frontier Fund will invest in international, small-cap growth companies, which provide the same benefits as U.S. small-cap growth companies and is a market sector that we believe is under-exploited.

     As we look forward to a prosperous new year, we thank you for your continued investment in Westcore.

                                            Sincerely

                                                          [PHOTO]

                                                  /s/ JACK D. HENDERSON
                                            ------------------------------------
                                                     Jack D. Henderson
                                                          Chairman

                                                          [PHOTO]

                                                 /s/ KENNETH V. PENLAND
                                            ------------------------------------
                                                  Kenneth V. Penland, CFA
                                                         President

                                    [PHOTO]

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Photograph subject: Notch Mountain, Holy Cross Wilderness, Sawatch Mountains, Colorado

Photographer: Eric Wunrow

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
                      SEMI-ANNUAL REPORT NOVEMBER 30, 1999

WESTCORE MIDCO GROWTH FUND

FUND OBJECTIVE: Seeks to maximize long-term capital appreciation by investing primarily in medium-sized growth companies.

Q.   HOW DID THE FUND PERFORM?

A. Our portfolio did well. It was up 23.05% for the first six months compared to the Russell Midcap Growth Index, which was up 20.83%.

Q.   TO WHAT DO YOU ATTRIBUTE THIS OUTPERFORMANCE OF THE INDEX?

A. Technology stocks account for most of our gains. I used to think of technology as an industry, but today it is a broad economic sector with many industries such as semiconductors, networking equipment, software, computer hardware, wireless equipment and the "dot.com" companies.

Q.   HAS YOUR PORTFOLIO COMPOSITION CHANGED?

A. At the moment, companies in the technology sector make up 50% of our portfolio. The remaining 50% of the portfolio is comprised primarily of stocks in Healthcare, Retail and Media.

     Today there is another way to think about the portfolio structure. Every stock can be classified as a participant in the "new economy" or the "old economy." New economy stocks are building the digital communication system and/or using the Internet to do business in different ways. An example of a new economy stock is JDS Uniphase, a stock we have owned for several years. It is the leading supplier of passive and active components needed for moving data by glass fiber. We do own some old economy stocks. An example would be Family Dollar Stores, a small "brick and mortar" retailer of low-priced goods.

Q. TECHNOLOGY COMPANIES HAVE BEEN WIDELY TALKED ABOUT AS HAVING HIGH VALUATIONS. WHAT IS YOUR TAKE ON THAT?

A. Valuation of new economy companies should certainly be at the top of investors' minds. The valuation multiples are being valued as high as 30 times next year's revenues -- and the companies earn little or no money. Instead, they are trying to become the "gorillas" in their respective spaces, postponing profitability to obtain market dominance. They hope to earn money after they have established their quasi monopoly.

     These are the types of companies that provide much of our performance -- and for that matter, the performance of most money managers in the last year. It creates a large challenge for my analytical team and me. At some point, these valuations will compress, but nobody knows when this will really be.

     This compression in valuation could also happen quickly. Of course, a quick drop in valuation might be a buying opportunity and not a sign this period of super-high valuations has ended.

Q.   WHAT IS YOUR OUTLOOK?

A. Overall positive. We acknowledge we can't identify where each stock will hit the top of its run, but we are looking hard for signs of business slowing. We have a well-diversified portfolio including some old economy stocks selling at reasonable multiples. I think it's important to remind our shareholders to control risk within their own portfolios by diversifying their mutual fund investments by owning several with different styles that fulfill their objectives.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

                           WESTCORE MIDCO GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                SINCE
                                                                                INCEP.
PERIOD ENDED                          6 MONTH    1 YEAR    5 YEAR    10 YEAR    8/1/86
------------                          -------    ------    ------    -------    ------
11/30/99                              23.05%     43.97%    20.36%    18.16%     16.44%
12/31/99                              42.44%     59.31%    24.66%    20.58%     18.08%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 8/1/86. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                           WESTCORE MIDCO GROWTH FUND
        SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 1999
                                    [GRAPH]

WESTCORE MIDCO GROWTH FUND
TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 1999

     - JDS Uniphase Corp.

     - Legato Systems Inc.

     - Westwood One Inc.

     - Ciena Corp.

     - USA Networks Inc.

     - Nextel Communications Inc. -- Class A

     - TV Guide Inc. -- Class A

     - AES Corp.

     - Biogen Inc.

     - Tandy Corp.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE MIDCO GROWTH
   FUND, THE RUSSELL MIDCAP GROWTH INDEX, S&P 400 AND MID-CAP GROWTH CATEGORY
                                    AVERAGE
                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 8/1/86. Westcore MIDCO Growth Fund's relative index has changed from the S&P 400 to the Russell Midcap Growth Index as a better comparable measure to the Fund's investment objective.

Source: Morningstar

Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values in the Russell 1000 Index. The S&P 400 Mid-Cap Index is a broad-based measurement of changes in stock market conditions based on the average performance of 400 middle capitalization issues. It is an unmanaged index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of November 30, 1999, the Mid-Cap Growth Category included 391 mutual funds.

                                                          [PHOTO]

                                                   /s/ TODGER ANDERSON
                                            ------------------------------------
                                                    Todger Anderson, CFA
                                             Portfolio Manager, Westcore MIDCO
                                                        Growth Fund

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE GROWTH AND INCOME FUND

FUND OBJECTIVE: Seeks to maximize long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.

Q.   HOW DID THE FUND PERFORM?

A. For the six-months ended November 30, 1999, Westcore Growth and Income Fund's total return was 19.59%. In comparison, the Standard & Poor's 500 Index returned 7.36%.

Q.   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. We made two key strategic decisions. First, we increased the exposure to technology stocks. Second, we increased our exposure to medium-sized growth companies. Towards the end of 1998, we had more large-cap stocks because that was the area of the market that was expected to do best. As 1999 progressed, we determined that mid-cap stocks were more attractively valued.

     As it turned out, we were "two for two," because tech stocks were very strong, and medium-sized companies generally outperformed large-cap stocks. These two tactical decisions improved the Fund's performance over the past six months.

Q.   HOW DO YOU SELECT STOCKS?

A. We look at companies with strong earnings growth, exciting products and quality management -- companies that can participate in a rapidly growing area of the economy. Our research analysts visit many companies and meet with management to assess the likelihood that a company can meet its goals and flourish in their competitive environment.

Q.   WHAT STOCKS PERFORMED WELL DURING THE PERIOD?

A. Cisco Systems, a dominant player in the growth of the Internet, rose 64% during the six-month period. Cisco Systems is a leading producer of routers, which is technology that, for example, directs e-mail to a given computer. A second example is Nokia, a leading manufacturer of cellular telephones, which rose 94%. Nokia continues to develop new products with increased functionality.

Q.   SINCE TECHNOLOGY HAS DONE SO WELL, WHY NOT FOCUS EVEN MORE THERE?

A. Part of a portfolio manager's job is to manage risk as well as return. Currently, more than 35% of the portfolio is invested in technology, which is significantly more than the S&P 500 Index. And while it's true that technology has had a great run, it would be imprudent to boost the allocation higher. At some point, we know that technology's dominance is going to subside. Over the past few years, we've seen technology have its ups and downs. To balance risk and reward, we want to have a major exposure to technology, but not go overboard.

Q.   WHAT WOULD YOU SAY HAS BEEN A DISAPPOINTMENT?

A. Drug stocks have been disappointing. For instance, Merck has been adversely affected by concerns that Medicare prescription benefits would be expanded. In effect, that would give the government the power to dictate prices to the drug companies. This has lead to lowered expectations for Merck's earnings growth. However, we believe that the pharmaceutical industry is ultimately a solution to rising health care costs, not the problem. It's certainly cheaper to buy prescription antibiotics than to spend a week in the hospital fighting an infection. Therefore, we are maintaining exposure to this sector and remain optimistic about this industry's long-term growth prospects.

Q.   WHAT IS YOUR CURRENT OUTLOOK?

A. The current environment of low inflation and strong economic growth remains a positive for stocks. The Federal Reserve Board has raised interest rates to stave off inflation -- but a recession is not in sight.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

Because so many groups of stocks have not participated in the latest rally, there is bound to be some rotation out of technology and into these other groups. Since there is no way of knowing when this will happen, we think our approach of having a diversified portfolio bodes well for the Fund.

                        WESTCORE GROWTH AND INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                SINCE
                                                                                INCEP.
PERIOD ENDED                              6 MONTH   1 YEAR   5 YEAR   10 YEAR   6/1/88
------------                              -------   ------   ------   -------   ------
11/30/99                                  19.59%    34.61%   21.03%   13.59%    13.88%
12/31/99                                  30.51%    46.16%   24.50%   15.11%    15.32%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

This Fund participates in the Initial Public Offering (IPO) market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

 WESTCORE GROWTH AND INCOME FUND SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR
                               NOVEMBER 30, 1999
[GRAPH]

WESTCORE GROWTH AND INCOME FUND
TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 1999

     - Oracle Corp.

     - AES Corp.

     - General Electric Co.

     - Omnicom Group Inc.

     - Microsoft Corp.

     - Cisco Systems Inc.

     - General Motors Corp. -- Class H

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

     - Akamai Technologies Inc.

     - Wal-Mart Stores Inc.

     - Intel Corp.

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE GROWTH AND
        INCOME FUND, THE S&P 500 INDEX AND LARGE BLEND CATEGORY AVERAGE
                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Source: Morningstar

Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of November 30, 1999, the Large Blend Category included 935 mutual funds.

                                                          [PHOTO]

                                               /s/ MILFORD H. SCHULHOF, II
                                            ------------------------------------
                                                  Milford H. Schulhof, II
                                             Portfolio Manager, Westcore Growth
                                                            and
                                                        Income Fund

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE SMALL-CAP GROWTH FUND

FUND OBJECTIVE: Seeks long-term growth of capital primarily through investments in small companies with growth potential.

Q. SINCE THE FUND IS NEW AS OF OCTOBER 1, 1999, LET'S FIRST DISCUSS YOUR INVESTMENT OBJECTIVE AND STRATEGY.

A. Our goal is long-term capital appreciation by investing in companies with market capitalizations between $100 million and $2.5 billion. A growth company would be one with 20% annual growth in sales and earnings -- and, preferably, positive momentum. If it's an Internet company with great sales growth but losses, then we would need to see those losses narrow as the company drives towards profitability. For liquidity purposes, we prefer companies with trading volume of at least 125,000 shares per day.

Q.   HOW WOULD YOU DESCRIBE THE PORTFOLIO CURRENTLY?

A. The portfolio currently includes 27 stocks, so it is fairly focused. Our goal is to own the best companies in the best industries, and we do not attempt to match industry weightings with an index or benchmark, which in our case is the Russell 2000 Index. Currently, we have a significant percentage of holdings in biotech, telecommunications and technology. We are active investors in initial public offerings (IPOs). As of November 30, 1999, 40.75% of the portfolio was in cash and cash equivalents. This is a result of steady inflows into the Fund paired with our patience for the right buying opportunities. I expect this to decline by the end of our fiscal year.

Q.   HOW HAVE YOU BEEN DOING AGAINST THE RUSSELL 2000?

A. From October 1 through November 30, 1999, Westcore Small-Cap Growth Fund was up 102.9%. In comparison, the Russell 2000 Index was up 6.41%. This outperformance is coming in part from being invested in technology IPOs such as Sycamore, Interwoven and Finisar. Sycamore facilitates high-speed traffic over fiber-optic networks used by the major telecommunications companies. Interwoven is a software company that helps companies manage their customer data. Finisar helps companies store data more efficiently. These companies are selling at extremely high valuations. However, the market is currently driven by positive and negative information flow, not traditional measures such as price-earnings ratios. We think investors should understand that these kinds of IPO returns -- 100% gains or more in a matter of weeks -- are not typical.

Q. DO YOU HAVE ACCESS TO IPO OPPORTUNITIES THAT THE AVERAGE INDIVIDUAL INVESTOR WOULDN'T HAVE?

A. Yes, because we maintain a business relationship with the major investment banking houses on Wall Street. They provide us with research, including access to companies that they are taking public. In the current frothy IPO market, this access is critical. Rather than wait a year or two until they produce a track record or obtain interim financing, some companies are coming public today without profits -- or even revenues in some cases.

Q.   BESIDES THE IPO MARKET, WHERE ELSE HAVE YOU GENERATED GOOD RESULTS?

A. One major beneficiary of the Internet boom is radio. Westwood One, a major radio network, has benefited greatly from "dot.com" advertising this year. It is ironic, but these "new media" Internet companies are going to traditional media to get their message across. Radio has advantages over television and print as an ad medium, because radio is less expensive and easier to target a particular audience.

Q.   WHERE HAVE YOU BEEN DISAPPOINTED?

A. Our energy investments have not done as well as expected, primarily because of unseasonably warm fall weather throughout the U.S. Another holding has done poorly in part because a prominent investment

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

     newsletter recommended that its clients sell the stock short. But these are minor negatives, considering the fund's performance.

Q.   HAVE YOU MET WITH THE MANAGEMENT OF ALL THE COMPANIES IN YOUR PORTFOLIO?

A. We speak to the management of all the companies we invest in and meet with most of them in person. You can learn a lot from these meetings. People can convey confidence, concern or hesitation that you can't get through written or financial reports. Recently, we met with the top executive of a company who was visibly nervous when we asked him about a planned diversification. We concluded that he was uncomfortable with his decision and did not invest in his company.

Q.   WHAT IS YOUR CURRENT OUTLOOK FOR THE SMALL-CAP MARKET?

A. The current state of affairs -- in which companies with no earnings do much better than those with profits -- is unlikely to continue. But overall, we are bullish on the small-cap market. The Federal Reserve Board continues to manage the economy for continued growth and low inflation. But even if there happened to be a market correction, we would see that as a buying opportunity.

                         WESTCORE SMALL-CAP GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                   SINCE
                                                                                  INCEP.
PERIOD ENDED                            6 MONTH    1 YEAR    5 YEAR    10 YEAR    10/1/99
------------                            -------    ------    ------    -------    -------
11/30/99                                  N/A       N/A       N/A        N/A      102.90%
12/31/99                                  N/A       N/A       N/A        N/A      136.60%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

This Fund participates in the Initial Public Offering (IPO) market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

                         WESTCORE SMALL-CAP GROWTH FUND
        SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 1999
[GRAPH]

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE SMALL-CAP GROWTH FUND
TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 1999

     - Interwoven Inc.

     - Cobalt Networks Inc.

     - Finisar Corp.

     - iManage Inc.

     - Advanced Digital Information

     - USInternetworking Inc.

     - Michaels Stores Inc.

     - BindView Development Corp.

     - PE Corp. -- Celera Genomics Group

     - Powerwave Technologies Inc.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SMALL-CAP GROWTH
       FUND, THE RUSSELL 2000 INDEX AND SMALL-CAP GROWTH CATEGORY AVERAGE
                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Fund Data Source: ALPS Mutual Funds Services, Inc.

Index and Category Data Source: Morningstar

Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of November 30, 1999, the Small-Cap Growth Category included 384 mutual funds.

                                                          [PHOTO]

                                                    /s/ JOHN N. KARNS
                                            ------------------------------------
                                                       John N. Karns
                                                     Portfolio Manager,
                                               Westcore Small-Cap Growth Fund

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE SELECT FUND

FUND OBJECTIVE: Seeks long-term growth of capital primarily through investments in companies of any size selected for their growth potential.

Q. SINCE THE FUND IS NEW AS OF OCTOBER 1, 1999, LET'S FIRST DISCUSS YOUR INVESTMENT STRATEGY.

A. This is a concentrated portfolio of 20 to 35 stocks with an emphasis on emerging sectors and themes of the market that are expected to be in vogue. Sectors that are not currently being emphasized are those that are out of favor such as banks and insurance companies. Our goal is to outperform the Standard & Poor's 500 Index, although no attempt is made to match the index in terms of sectors or market capitalization.

Q.   HOW HAS THE FUND PERFORMED?

A. From October 1 through November 30, 1999, Westcore Select Fund was up 57.10%. In comparison, the S&P 500 Index was up 8.49% during the same time period. One reason for the outperformance is that we began the Fund on October 1 with 100% cash. The market was near a low at that point, so we had a lot of buying power at the right time and found some interesting companies. We were also helped meaningfully by investing in selected initial public offerings (IPOs). One example is Martha Stewart Living Omnimedia, the creator of "how to" content and related products for homemakers, which leverages the Martha Stewart brand name across a range of media and retail outlets. We participated when the company went public in October at $18 and sold it soon after that at $38, because we believed that the company was overvalued. The stock was at $30 on November 30.

Q. DO YOU HAVE ACCESS TO IPO OPPORTUNITIES THAT THE AVERAGE INDIVIDUAL INVESTOR WOULDN'T HAVE?

A. Yes, because we maintain a business relationship with the major investment banking houses on Wall Street. They provide us with research, including access to companies that they are taking public. In the current frothy IPO market, this access is critical.

Q.   DESCRIBE THE FUND'S LARGEST HOLDING AT NOVEMBER 30, 1999.

A. In early November, we purchased shares in ProsoftTraining.com, which offers Internet training and certification programs to individuals and corporations. The company is profitable, unlike most Internet-related companies, but it isn't well known on Wall Street. We think that the company's shares have substantial upside potential based on its recent growth in revenues and earnings.

Q.   WHAT WAS ANOTHER BIG WINNER DURING THE PERIOD?

A. Another successful holding was Westwood One, a leading radio network, which is benefiting from the surge in "dot.com" advertising. Nearly half of all Internet advertising is on radio, because it is inexpensive and easily targeted to specific demographics.

Q.   WHAT HAS BEEN A PARTICULAR CHALLENGE FOR YOU?

A. Even though we have made substantial profits in technology stocks, and have sold the ones that appear overvalued, they continue to go up. This is a two-tier market: more than half of the stocks in the S&P 500 Index are down for the year. You have to be in technology to do well.

Q.   WHAT IS YOUR OUTLOOK ON THE MARKET?

A. Overall positive, though I have a number of concerns, including rising interest rates and the speculative environment surrounding the IPO market. While I'm very gratified with our inaugural performance, it is unrealistic to expect it to continue at this pace. However, I'm an aggressive investor who has more than 30 years of experience in the investment business -- and this Fund will be a reflection of my strong convictions.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

                              WESTCORE SELECT FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                       SINCE
                                                                                      INCEP.
PERIOD ENDED                                    6 MONTH   1 YEAR   5 YEAR   10 YEAR   10/1/99
------------                                    -------   ------   ------   -------   -------
11/30/99                                          N/A      N/A      N/A       N/A      57.10%
12/31/99                                          N/A      N/A      N/A       N/A     104.20%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

This Fund participates in the Initial Public Offering (IPO) market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

                              WESTCORE SELECT FUND
        SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 1999

                                    [GRAPH]

WESTCORE SELECT FUND
TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 1999

     - ProsoftTraining.com

     - TV Guide Inc. -- Class A

     - Westwood One Inc.

     - Liberty Digital Inc. -- Class A

     - AMFM Inc.

     - Western Wireless Corp. -- Class A

     - Omnicom Group Inc.

     - Mandalay Resort Group

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

     - Finisar Corp.

     - Sinclair Broadcast Group Inc. -- Class A

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SELECT FUND, THE
  S&P 500 INDEX, MID-CAP GROWTH CATEGORY AVERAGE AND ALL DOMESTIC EQUITY FUNDS
                                    AVERAGE

                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Fund Data Source: ALPS Mutual Funds Services, Inc.

Index and Category Data Source: Morningstar

Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category and for all domestic equity mutual funds within the Morningstar database. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). The average for all domestic equity mutual funds is also shown, because Westcore Funds believes this average supplements the specific Morningstar category for an additional comparison, which is also relevant for this Fund. As of November 30, 1999, the Mid-Cap Growth Category included 393 mutual funds and all domestic equity funds totalled 3,971.

                                                          [PHOTO]

                                                 /s/ GERALD W. PETERSON
                                            ------------------------------------
                                                  Gerald W. Peterson, CFA
                                                     Portfolio Manager,
                                                    Westcore Select Fund

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE BLUE CHIP FUND

FUND OBJECTIVE: Seeks to maximize long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

Q.   HOW DID THE FUND PERFORM?

A. For the six-months ended November 30, 1999, Westcore Blue Chip Fund's total return was -3.08%. In comparison, the Standard & Poor's Barra Large Cap Value Index returned -1.00% while the S&P 500 Index was up 7.36%.

Q.   WHAT FACTORS AFFECTED PERFORMANCE?

A. Investors continued to prefer growth stocks -- particularly technology companies -- versus value. As an illustration, the S&P Barra Large Cap Growth Index was up 15.30% for the period, more than double the S&P 500 Index.

Q.   HAVE YOU MADE ANY CHANGES TO YOUR INVESTMENT STYLE?

A. We have remained committed to our discipline of investing in attractively valued, well-established companies that have low price-to-earnings, low price-to-book value and low price-to-cash flow ratios. In addition, we use a blended approach of quantitative research and qualitative decision-making. However, we recognize that the marketplace has increasingly rewarded growth, and it raises the bar for all companies in terms of business and investment performance. We have made adjustments to our quantitative process that allows us to identify -- and perhaps favor -- stocks that have higher growth rates. At the same time, we have added to our quantitative research staff, deepening our expertise in monitoring the stocks that we own and identifying new candidates.

Q.   WHAT STOCKS HAVE PERFORMED PARTICULARLY WELL?

A. We bought two technology companies -- Adobe Systems, a leader in the electronic document marketplace, and Apple Computer -- when they were in the process of retooling their businesses. They weren't at risk of going out of business, but they were not on the radar screen for investors looking for high-growth technology stocks. As a result, their share prices were very reasonable and we were able to benefit greatly when the companies' performance improved. In the telecommunications field, we benefited from ALLTEL's diversification from a telephone utility into the cellular telephone market as well as Motorola's reemergence as a leader in wireless telecommunications.

     Although technology was dominant, it wasn't the area of strong performance for the portfolio. Our purchase of Lehman Brothers at the height of the Asian economic crisis was rewarded when the global economy improved and the investment business looked attractive again. Morgan Stanley Dean Witter was another strong stock as the firm emerged as an even stronger player in a consolidating global financial services industry. In media, Viacom was an excellent performer as it benefited from strong advertising revenue resulting from a booming U.S. economy. In addition, Viacom is diversifying internationally, including a foray into China.

Q.   WHAT AREAS WERE DIFFICULT?

A. Consumer staples such as food and drug stores had a tough six-months as investors shifted funds from these defensive areas into technology. Many of these companies are experiencing double-digit growth, but it's an overlooked sector which bodes well for future opportunity. To be sure, the price of large-cap technology stocks has made almost everything else look very reasonable.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

Q.   WHAT IS YOUR OUTLOOK?

A. We believe that technology will still be in favor in the near future, and it's not possible to predict when investor sentiment will shift. But we think that it is prudent from a risk standpoint to take some profits from technology and expand into some of these overlooked areas.

              WESTCORE BLUE CHIP FUND AVERAGE ANNUAL TOTAL RETURNS

                                                                               SINCE
                                                                               INCEP.
PERIOD ENDED                             6 MONTH   1 YEAR   5 YEAR   10 YEAR   6/1/88
------------                             -------   ------   ------   -------   ------
11/30/99                                 -3.08%    08.02%   20.80%   14.77%    14.34%
12/31/99                                 -1.70%    04.98%   21.78%   15.17%    14.75%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                            WESTCORE BLUE CHIP FUND
        SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 1999
                                    [GRAPH]

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE BLUE CHIP FUND
TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 1999

     - Citigroup Inc.

     - Apple Computer Inc.

     - Motorola Inc.

     - BellSouth Corp.

     - AXA Financial Inc.

     - Adobe Systems Inc.

     - Royal Dutch Petroleum Co. ADR

     - Golden West Financial Corp.

     - Novell Inc.

     - Lehman Brothers Holdings Inc.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                     INVESTMENT IN WESTCORE BLUE CHIP FUND,
               THE S&P 500 INDEX AND LARGE VALUE CATEGORY AVERAGE
                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Source: Morningstar Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of November 30, 1999, the Large Value Category included 613 mutual funds.

                                                          [PHOTO]

                                                  /s/ VARYLYN K. SCHOCK
                                            ------------------------------------
                                                   Varylyn K. Schock, CFA
                                              Portfolio Manager, Westcore Blue
                                                         Chip Fund

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE MID-CAP OPPORTUNITY FUND

FUND OBJECTIVE: Seeks to maximize long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

Q.   HOW DID THE FUND PERFORM?

A. For the six months ended November 30, 1999, the Fund returned 15.20%. In comparison, the Fund's benchmark, the Russell Midcap Index, rose 1.96%.

Q.   WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. We look at today's market as being divided into "new economy" companies, such as technology and telecommunications that are soaring, and "old economy" companies, such as the autos, aerospace and housing. Rather than dismissing the new economy stocks because their valuations are in the stratosphere, our strategy has been to invest in the best values within those hot sectors. We decided that it was better to own the value play in the new economy than to sit on the sidelines and dismiss it entirely because valuations are high. It turns out there are technology and telecommunications companies with earnings that we can justify owning, even in this value fund.

Q.   WHAT ARE SOME EXAMPLES?

A. We bought Apple Computer when it was out of favor but still profitable, and the stock has been one of the portfolio's best performers. The company, which focuses on the education and the graphic artist markets, has a new product lineup that is selling so well the company is having trouble keeping up with demand. Companies that deliver Internet connections to the consumer are selling at astronomical price-earnings ratios, so we bought Cincinnati Bell, a telephone utility that is turning into a "bandwidth" company, because at the time it was valued like a telephone utility. In the cellular telephone industry, we purchased shares in U.S. Cellular, which offers wireless services in rural markets where there is less competition.

     In financial services, Lehman Brothers has been a major beneficiary of the improvement in global economies and the surge in initial public offerings as well as merger and acquisition activity. In banking, UnionBanCal has had very good loan growth in a booming California economy -- and they're repurchasing shares, which has bolstered the stock price.

Q.   WHAT HAS BEEN DISAPPOINTING?

A. It has been disappointing that the stock prices of excellent industrial companies such as Dana and Johnson Controls have performed poorly. One reason is the general flow of money into new economy stocks where growth is accelerating, not decelerating. Another reason is that we are very late into an extended economic cycle, and there's a belief that the Federal Reserve Board will have to raise interest rates to slow down the economy. As a result, these industrial companies have probably seen the best growth they're going to see for a while.

Q.   HAVE YOU MADE ANY CHANGES TO YOUR INVESTMENT PROCESS?

A. An adjustment that we've made to our process is to be less tolerant of stocks that aren't working. For example, we sold Kmart even though the company was fundamentally healthy and the stock was selling at just 7 times earnings. The stock was not performing, and there was little demand for its shares. We want to own stocks that other people want to own, too. Sometimes economic sectors define returns more than stock selection. In the current environment, you can own the worst company in a hot industry and you'll make more money than owning the best company in a declining one.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

Q.   WHAT IS YOUR OUTLOOK?

A. My outlook is very favorable. This is the first time in five years that mid-cap companies have actually outperformed large-cap stocks. As value investors, we think that we have a lower-risk way to capture these returns. I'm very excited about the fact that the U.S. economy has spawned these emerging industries in technology and telecommunications. It's a real testament to American ingenuity and entrepreneurialism.

                       WESTCORE MID-CAP OPPORTUNITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                   SINCE
                                                                                  INCEP.
PERIOD ENDED                                6 MONTH   1 YEAR   5 YEAR   10 YEAR   10/1/98
------------                                -------   ------   ------   -------   -------
11/30/99                                    15.20%    16.79%    N/A       N/A     23.39%
12/31/99                                    17.99%    18.20%    N/A       N/A     26.15%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/98. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

This Fund participates in the Initial Public Offering (IPO) market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

                       WESTCORE MID-CAP OPPORTUNITY FUND
        SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 1999
                                    [GRAPH]

WESTCORE MID-CAP OPPORTUNITY FUND
TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 1999

     - Management Network Group Inc.

     - United States Cellular Corp.

     - UnionBanCal Corp.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

     - Coastal Corp.

     - Lehman Brothers Holdings Inc.

     - Zale Corp.

     - Illinova Corp.

     - Apple Computer Inc.

     - Energy East Corp.

     - American Power Conversion Corp.

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE MID-CAP OPPORTUNITY FUND, THE RUSSELL MIDCAP INDEX AND THE MID-CAP BLEND CATEGORY
                                    AVERAGE
                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 10/1/98.

Index Data Source: Russell

Fund and Category Data Source: Morningstar

Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of November 30, 1999, the Mid-Cap Blend Category included 256 mutual funds.

                                                          [PHOTO]

                                                  /s/ CHRISTIANNA WOOD
                                            ------------------------------------
                                                   Christianna Wood, CFA
                                                Portfolio Manager, Westcore
                                                  Mid-Cap Opportunity Fund

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE SMALL-CAP OPPORTUNITY FUND

FUND OBJECTIVE: Seeks to maximize long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

Q.   HOW DID THE FUND PERFORM?

A. For the six-months ended November 30, 1999, Westcore Small-Cap Opportunity Fund's total return was -5.79%. In comparison, the Russell 2000 Index returned 4.19%.

Q.   WHAT FACTORS AFFECTED PERFORMANCE?

A. Investors continued to prefer growth stocks -- particularly technology companies -- over value. As an illustration, the Russell 2000 Growth Index, a measure of small-cap growth, was up 13.51% for the period. Contrary to long-term investment research, stocks with the highest price-to-book value ratios have performed the best, while stocks with the lowest price-to-book value ratios performed poorly.

Q.   HOW WOULD YOU DESCRIBE YOUR INVESTMENT STYLE?

A. We remained committed to our philosophy of investing in attractively valued companies that have low price-to-earnings, low price-to-book value and low price-to-cash flow ratios. These measures have proven to work over time. However, we recognize that the marketplace has increasingly rewarded growth, and it raises the bar for all companies in terms of business and investment performance. We have made adjustments to our quantitative process that allows us to identify -- and perhaps favor -- stocks that have higher growth rates. We find that small-cap growth stocks outside of technology are very inexpensively valued today.

Q.   WHAT STOCKS HAVE PERFORMED PARTICULARLY WELL?

A. As you might expect, technology was very strong. For instance, In Focus Systems' stock was languishing just prior to the introduction of a new micro digital projector that created triple-digit earnings growth for the company. We bought this stock just prior to this product introduction, and the stock has since more than doubled. Another technology company, Best Software, was performing poorly due to concerns about Y2K. The company's human resources software is marketed to customers that were thought to be freezing software purchases until after 1999. We purchased the stock during this so-called lockdown period, and the result has been a strong gain. In electronics retailing, Rex Stores, which focuses on rural communities, is benefiting from the transition towards digital video technology, and its stock performed very well. Finally, more than a dozen companies in the portfolio were bought out during the six-month period, which is encouraging because it is an external vote of confidence that we are identifying cheap stocks with good businesses.

Q.   WHAT AREA HAS BEEN PARTICULARLY DIFFICULT?

A. Small-cap financial stocks have had a difficult time. Unlike the large-cap world where financials are attractive as a result of globalization, small-cap financials have been battered by rising interest rates.

Q.   WHAT IS YOUR OUTLOOK?

A. Even though it has been a tough year for value investors, we are optimistic. Although we don't know how long the current preoccupation with technology will continue, we believe that it is risky to go against long-term research that indicates that buying stocks at low price-to-earnings and price-to-book-value ratios is a profitable strategy. We will continue to hone our long-term strategy as a small-cap value investor. Recently, we have added to our quantitative research staff, deepening our expertise in monitoring the stocks that we own and our ability to identify new candidates. We agree that technology has further to run and it's not possible to predict when investor sentiment will shift. But we think that it

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

     is prudent from a risk standpoint to take some profits from technology and expand into some of these overlooked areas.

                      WESTCORE SMALL-CAP OPPORTUNITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                SINCE
                                                                                INCEP.
PERIOD ENDED                            6 MONTH   1 YEAR    5 YEAR   10 YEAR   12/28/93
------------                            -------   -------   ------   -------   --------
11/30/99                                -5.79%    -10.70%   11.52%     N/A       9.42%
12/31/99                                -4.28%     -7.82%   12.54%     N/A      10.39%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/28/93. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                      WESTCORE SMALL-CAP OPPORTUNITY FUND
        SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 1999
                                    [GRAPH]

WESTCORE SMALL-CAP OPPORTUNITY FUND
TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 1999

     - Zale Corp.

     - Roberts Pharmaceuticals Co.

     - Calpine Corp.

     - International Rectifier Corp.

     - Trigon Healthcare Inc.

     - Avis Rent A Car Inc.

     - ShopKo Stores Inc.

     - Cato Corp. -- Class A

     - Best Software Inc.

     - Ardent Software Inc.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
         IN WESTCORE SMALL-CAP OPPORTUNITY FUND, THE RUSSELL 2000 INDEX
                        AND SMALL VALUE CATEGORY AVERAGE
                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 12/28/93.

Source: Morningstar

Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of November 30, 1999, the Small Value Category included 234 mutual funds.

                                                          [PHOTO]

                                                  /s/ VARYLYN K. SCHOCK
                                            ------------------------------------
                                                   Varylyn K. Schock, CFA
                                                Portfolio Manager, Westcore
                                                         Small-Cap
                                                      Opportunity Fund

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE LONG-TERM BOND FUND

FUND OBJECTIVE: Seeks to maximize long-term total rate of return by investing primarily in investment-grade bonds.

Q.   HOW DID THE FUND PERFORM?

A. For the six-month period ended November 30, 1999, the Westcore Long-Term Bond Fund's total return was -1.95%. In comparison, the unmanaged Lehman Brothers Long-Term Government/Corporate Index returned -1.70%. A bond portfolio's total return equals its coupon income plus or minus changes in bond prices. In a period of rising interest rates, bond prices typically fall. However, the income that a bond portfolio produces tends to rise. As of November 30, 1999, the Westcore Long-Term Bond Fund's 30-day SEC yield was 6.61%(1).

Q.   WHAT ECONOMIC FACTORS AFFECTED THE BOND MARKET?

A. The U.S. economy continued to grow at a very strong clip, prompting the Federal Reserve Board to raise short-term interest rates three times to 5.50%. This reverses the action the Fed took in late 1998 to ignite the U.S. economy in the face of a global economic crisis and deflation fears. One year later, the global economy has improved, oil prices have more than doubled and investors are now concerned about inflation. That's why long-term bond yields have moved up.

Q.   HOW DID Y2K AFFECT THE CORPORATE BOND MARKET?

A. The Y2K concern prompted corporations to issue more bonds earlier in the year and avoid trying to raise money at the end of 1999. As a result of this additional supply, the spread between corporate bond yields and U.S. Treasury bonds of similar maturity was unusually wide for several months. Since bond prices typically move inversely to yields, the result was lower corporate bond prices. Also, due to the federal budget surplus that created a diminished need for federal government borrowing, the supply of U.S. Treasury securities has been reduced. However, by the end of the fiscal year, most of the underperformance from corporate bonds had disappeared, and the Y2K impact turned out to be modest.

Q.   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. We added value by owning bonds that provided more income than U.S. Treasury bonds, such as investment-grade corporate bonds. The portfolio holds approximately 49% in corporates, which is higher than the 35% allocated in the Index. In addition, we chose to maintain a slightly shorter "duration" than the benchmark for most of the time period, based on our view that the Fed would have to tighten the money supply. The duration of a portfolio refers to its sensitivity to changes in interest rates. By keeping duration slightly shorter than average, the portfolio was insulated somewhat from the impact of rising interest rates.

Q.   DESCRIBE A RECENT ACQUISITION THAT ILLUSTRATES YOUR STRATEGY.

A. We added an enhanced equipment trust certificate that's backed by US Airways aircraft. We're buying the senior debt, so we've got the airline and the airplanes backing the bonds -- and the company's other debt are subordinated to us. It's a high-quality asset, and the bonds yielded 8.36% at the time of purchase, more than 2 full percentage points over U.S. Treasury bonds.

Q.   WHAT IS YOUR OUTLOOK?

A. In the past 15 years, there have only been two years in which bonds produced negative returns, and that's 1994 and 1999, when interest rates rose sharply. If interest rates level off or decline in 2000, total

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

     returns on bonds will improve. In the meantime, long-term investors will continue to enjoy income from bonds well in excess of current inflation rates.

-------------

(1) Without the absorption of fee waivers and/or expense reimbursements, the 30-day SEC yield would have been 6.31%.

                          WESTCORE LONG-TERM BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                 SINCE
                                                                                 INCEP.
PERIOD ENDED                           6 MONTH    1 YEAR    5 YEAR    10 YEAR    6/1/88
------------                           -------    ------    ------    -------    ------
11/30/99                               -1.95%     -6.67%    8.65%      8.24%     9.04%
12/31/99                               -2.30%     -7.89%    8.10%      8.07%     8.84%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                          WESTCORE LONG-TERM BOND FUND
        SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 1999

                                    [GRAPH]

WESTCORE LONG-TERM BOND FUND
TOP 10 FIXED-INCOME HOLDINGS AS OF NOVEMBER 30, 1999

     - U.S. Treasury Bonds*

     - U.S. Treasury Strips*

     - Lincoln National Insurance Corp., 9.125%, 10/01/2024

     - K Mart Corp., 7.95%, 02/01/2023

     - Borden Inc., 7.875%, 02/15/2023

     - AMR Corp., 10.00%, 04/15/2021

     - Lubrizol Corp., 7.25%, 06/15/2025

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

     - Property Trust of America, 6.875%, 02/15/2008

     - Zurich Reinsurance Centre Holdings, 7.125%, 10/15/2023

     - FHLMC Pool #G00336, 6.00%, 10/01/2024

---------------

* Please Note: "U.S. Treasury Strips" is a grouping of all U.S. Treasury Strip issues and "U.S. Treasury Bonds" is a grouping of all U.S. Treasury Bond issues held in the portfolio as of November 30, 1999.



 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE LONG-TERM BOND
    FUND, THE LEHMAN BROTHERS LONG-TERM GOVERNMENT/CORPORATE BOND INDEX AND
                        LONG-TERM BOND CATEGORY AVERAGE

                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Source: Morningstar

Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Long-term indices include bonds with maturities of ten years or longer.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of November 30, 1999, the Long-Term Bond Category included 120 mutual funds.

                                                          [PHOTO]

                                                  /s/ JEROME R. POWERS
                                            ------------------------------------
                                                   Jerome R. Powers, CFA
                                                     Portfolio Manager,
                                                Westcore Long-Term Bond Fund

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE INTERMEDIATE-TERM BOND FUND

FUND OBJECTIVE: Seeks current income with less volatility of principal than funds with longer maturities by investing primarily in investment-grade bonds.

Q.   HOW DID THE FUND PERFORM?

A. For the six-month period ended November 30, 1999, the Westcore Intermediate-Term Bond Fund's total return was 0.93%. In comparison, the unmanaged Lehman Brothers Intermediate Government/ Corporate Index returned 1.37%. A bond portfolio's total return equals its coupon income plus or minus changes in bond prices. In a period of rising interest rates, bond prices typically fall. However, the income that a bond portfolio produces tends to rise. As of November 30, 1999, the Westcore Intermediate-Term Bond Fund's 30-day SEC yield was 6.46%(1).

Q.   WHAT FACTORS AFFECTED THE BOND MARKET?

A. Despite efforts by the Federal Reserve Board to slow down the U.S. economy, it continued to grow at a much faster rate than projected just a year earlier. In late 1998, a global economic crisis was threatening to throw the U.S. economy into its first recession since 1990-1991. By early 1999, those fears evaporated. The U.S. economy continued to grow at a good clip, prompting the Federal Reserve Board to raise short-term interest rates three times to 5.50%. Long-term interest rates followed suit, as bond investors demanded extra yield to compensate them for the uptick in inflation in 1999.

Q.   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. We added value by owning bonds that provided more income than U.S. Treasury bonds, such as asset-backed securities and real estate investment trusts (REITs). Asset-backed securities are typically rated AAA and, as the name implies, are backed by assets such as accounts receivable or credit card debt. Our REIT investments tend to be lower-risk real estate such as industrial property with very high occupancy rates. Our investments in corporate bonds include such household names as Ford Motor Credit, Time Warner and Wells Fargo Bank.

Q.   DESCRIBE A RECENT ACQUISITION THAT ILLUSTRATES YOUR STRATEGY.

A. We added an enhanced equipment trust certificate that is backed by Continental Airlines aircraft. We're buying the senior debt, so we've got the airline and the airplanes backing the bonds -- and the company's other debt are subordinated to us. It's a high-quality asset, and the bonds yielded 7.57% at the time of purchase, significantly more than U.S. Treasury bonds.

Q.   WHAT IS YOUR OUTLOOK?

A. We believe that the Federal Reserve Board will continue to do a good job of containing inflation. Meanwhile, the federal budget surplus will reduce the supply of U.S. Treasury bonds, exerting upward pressure on bond prices. The last year of negative bond returns -- 1994, was followed by four years of double-digit gains. If interest rates level off or decline in 2000, total returns on bonds will improve. In the meantime, patient investors will continue to enjoy income from bonds well in excess of current inflation rates.

---------------

(1) Without the absorption of fee waivers and/or expense reimbursements, the 30-day SEC yield would have been 6.21%.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

                      WESTCORE INTERMEDIATE-TERM BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                   SINCE
                                                                                   INCEP.
PERIOD ENDED                             6 MONTH    1 YEAR    5 YEAR    10 YEAR    6/1/88
------------                             -------    ------    ------    -------    ------
11/30/99                                  0.93%     1.05%     6.78%      6.78%     7.18%
12/31/99                                  0.78%     0.43%     6.68%      6.73%     7.10%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                      WESTCORE INTERMEDIATE-TERM BOND FUND
        SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 1999
                                    [GRAPH]

WESTCORE INTERMEDIATE-TERM BOND FUND
TOP 10 FIXED-INCOME HOLDINGS AS OF NOVEMBER 30, 1999

     - U.S. Treasury Notes*

     - FHLMC Pool #G00336, 6.00%, 10/01/2024

     - Time Warner Entertainment Co., 9.625%, 05/01/2002

     - New Plan Realty Trust, 7.75%, 04/06/2005

     - Weingarten Realty Investors Trust, 7.22%, 06/01/2005

     - CSR America Inc., 6.875%, 07/21/2005

     - Kimco Realty Corp., 6.83%, 11/14/2005

     - Jet Equipment Trust, Series 95-B, 7.83%, 02/15/2015

     - United Airlines Inc., Pass-Through Certificates, Series 95-A1, 9.02%, 04/19/2012

     - New York Times Co., 7.625%, 03/15/2005

     - American Airlines Inc., Series 1991, 9.71%, 01/02/2007

---------------

* Please Note: "U.S. Treasury Notes" is a grouping of all U.S. Treasury Note issues held in the portfolio as of November 30, 1999.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE
                        INTERMEDIATE-TERM BOND FUND, THE
     LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT/CORPORATE BOND INDEX AND
                    INTERMEDIATE-TERM BOND CATEGORY AVERAGE
                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Source: Morningstar

Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The Lehman Brothers Intermediate-Term Government/Corporate Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Intermediate-term indices include bonds with maturities up to ten years.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of November 30, 1999, the Intermediate-Term Bond Category included 554 mutual funds.

                                                          [PHOTO]

                                                  /s/ JEROME R. POWERS
                                            ------------------------------------
                                                   Jerome R. Powers, CFA
                                                Portfolio Manager, Westcore
                                                Intermediate-Term Bond Fund

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

WESTCORE COLORADO TAX-EXEMPT FUND

FUND OBJECTIVE: Seeks to provide income exempt from both federal and Colorado state personal income taxes by emphasizing Colorado municipal bonds with intermediate maturities.

Q.   HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS?

A. For the six-month period ended November 30, 1999, Westcore Colorado Tax-Exempt Fund's total return was -1.57%. In comparison, the unmanaged Lehman Brothers 10-Year Municipal Bond Index returned -1.87%. Total returns reflect the generally rising interest rate environment, since bond prices move inversely to changes in interest rates. However, bond yields rose, thus offering investors income that was substantially in excess of the inflation rate, generally believed to be 2% to 2.5%. As of November 30, 1999, the Fund's 30-day SEC yield was 4.41%. For taxpayers in a combined Federal and Colorado income tax bracket of 34.28%, that equates to a tax-equivalent yield of 6.71%(1).

Q.   HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND ENVIRONMENT OVER THE PERIOD?

A. Because interest rates rose during the six months ending November 30, 1999, the environment was difficult for bonds in general. More specifically, the municipal bond market, which is heavily influenced by supply and demand, was relatively inactive during the period. Supply was scarce, as municipalities preferred not to pay higher interest rates on their debt. In addition, the strong economy has generated surging tax revenues for municipalities, reducing the need to borrow. Meanwhile, the demand for municipal bonds has been constrained by unusually attractive U.S. Treasury bond yields. As a result, institutional buyers such as insurance companies have not been actively buying municipal bonds.

Q.   WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Because of rising interest rates, a number of bonds in the portfolio were trading at discounts to par. The bonds were further discounted in value, because they became subject to the federal market discount tax rules. The market discount tax rules require investors who purchase bonds at significant discounts to report ordinary income, taxed as high as 39.6% at the federal level, rather than capital gains, taxed at 20%, when they later sell the bonds at a profit. Such bonds trade at a lower price because investors demand an after-tax yield to offset the higher taxes they must pay.

     On the plus side, the fund was positively impacted by our decision to stick to high-quality bonds, which outperformed lower-quality securities. In addition to our rigorous examination of the creditworthiness of a bond, about 75% of the portfolio was insured as of November 30, 1999.

Q.   WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE PERIOD?

A. We have tended to purchase premium bonds with higher coupons in the 5.5% to 6.5% range. These bonds hold up better in a rising interest rate environment, and they are unlikely to be subject to the market discount tax rule. For example, we purchased AAA-rated Douglas County school district bonds offering a 6.5% coupon due in 2016. Because the bonds will be pre-refunded with U.S. government securities as collateral in 2004, the bonds are less volatile, because they trade as if they have a five-year maturity. Another way we enhanced yield was to purchase certificate of participation (COP) bonds. They offer extra yield, because they're considered less liquid than other municipal bonds. For instance, we purchased some El Paso County COPs due in 2002, which yielded 0.15 percentage points more than a standard AAA-rated general obligation bond of similar short maturity. Bonds in the portfolio with lower coupons in the 4.25% to 4.75% range tended to be sold first when we had cash requirements.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The Colorado economy continues to be very strong, with unemployment at historically low levels, a booming housing market and rising personal disposable incomes. As a result of the past election in which voters approved new highway construction and improvements, the supply of bonds should increase sharply in 2000. We expect to see $5 billion in general obligation bonds to fund these programs, the first of their kind for the state of Colorado. In addition, we should see a significant amount of school and convention center bond issues coming to market. In short, supply should increase while we see rising demand from investors looking for high tax-free income on high-quality securities.

---------------

(1) Without the absorption of fee waivers and/or expense reimbursements the figures quoted would have been 3.96% for the 30-day SEC yield and 6.03% for the tax-equivalent yield.

                       WESTCORE COLORADO TAX-EXEMPT FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                  SINCE
                                                                                  INCEP.
PERIOD ENDED                            6 MONTH    1 YEAR    5 YEAR    10 YEAR    6/1/91
------------                            -------    ------    ------    -------    ------
11/30/99                                -1.57%     -1.50%    5.96%        N/A     5.71%
12/31/99                                -0.39%     -2.22%    5.49%        N/A     5.60%

---------------

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/91. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                       WESTCORE COLORADO TAX-EXEMPT FUND
        SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 1999
                                    [GRAPH]

WESTCORE COLORADO TAX-EXEMPT FUND
TOP 10 MUNICIPAL BOND HOLDINGS AS OF NOVEMBER 30, 1999

     - Summit County School District Re-1, 6.55%, 12/01/2009, Prerefunded 12/01/2004 @ 100.00, FGIC

     - Poudre Valley Hospital District, Larimer County, 5.375%, 11/15/2007, Optional 11/15/2003 @ 100.00

     - Arapahoe Country School District 6, 5.00%, 12/01/2007

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

     - Boulder & Gilpin Counties, Boulder Valley School District Re-2, 5.00%, 12/01/2011, Optional 12/01/2007 @ 100.00, FGIC

     - Jefferson County School District R-1, 5.90%, 12/15/2004, Prerefunded 12/15/2002 @ 101.00, AMBAC

     - Boulder County Open Space Sales & Use Tax, 5.75%, 12/15/2004, FGIC

     - Platte River Power Authority, Series DD, 5.75%, 06/01/2004, MBIA

     - Arapahoe County School District 5, 5.50%, 12/15/2006

     - Municipal Subdistrict, Northern Colorado Water Conservancy District, 5.85%, 12/01/2002, AMBAC

     - Mesa County, Sewer, 5.85%, 11/01/2005, Optional, 11/01/2002 @ 100.00,
       FGIC

* Please Note: "U.S. Treasury Strips" is a grouping of all U.S. Treasury Strip issues and "U.S. Treasury Bonds" is a grouping of all U.S. Treasury Bond issues held in the portfolio as of November 30, 1999.


    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE COLORADO TAX-EXEMPT FUND, THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND MUNI
                   SINGLE STATE INTERMEDIATE CATEGORY AVERAGE
                                    [GRAPH]

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/91.

Fund and Category Data Source: Morningstar

Index Data Source: Lehman Brothers

Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.

The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

                                 WESTCORE FUNDS

                               MANAGER'S OVERVIEW
              SEMI-ANNUAL REPORT NOVEMBER 30, 1999 -- (CONTINUED)

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of November 30, 1999, the Municipal Single State Intermediate Category included 250 mutual funds.

                                                          [PHOTO]

                                                  /s/ THOMAS B. STEVENS
                                            ------------------------------------
                                                   Thomas B. Stevens, CFA
                                            Portfolio Manager, Westcore Colorado
                                                      Tax-Exempt Fund

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
NOVEMBER 30, 1999

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
                                  COMMON STOCKS 98.40%
                                  BASIC MATERIALS 1.73%
              CHEMICALS 0.79%
     22,400   Avery Dennison Corp.                                           $  1,330,000
     21,300   Ecolab Inc.                                                         737,513
                                                                             ------------
                                                                                2,067,513
                                                                             ------------
              PAPER & PACKAGING 0.33%
     18,100   Sealed Air Corp.**                                                  850,700
                                                                             ------------
              TRANSPORTATION 0.61%
     11,500   Continental Airlines Inc. -- Class B**                              425,500
     70,400   Southwest Airlines Co.                                            1,148,400
                                                                             ------------
                                                                                1,573,900
                                                                             ------------
TOTAL BASIC MATERIALS (Cost $3,729,200)                                         4,492,113
                                                                             ------------
                                   CAPITAL GOODS 2.99%
              AEROSPACE & DEFENSE 1.27%
     32,800   General Motors Corp. -- Class H**                                 2,808,500
     18,800   Sirius Satellite Radio Inc.**                                       505,250
                                                                             ------------
                                                                                3,313,750
                                                                             ------------
              ENGINEERING & CONSTRUCTION 0.07%
      6,900   Ionics Inc.**                                                       184,144
                                                                             ------------
              OTHER -- CAPITAL GOODS 1.65%
     35,800   Corning Inc.                                                      3,354,012
     24,300   Fastenal Co.                                                        935,550
                                                                             ------------
                                                                                4,289,562
                                                                             ------------
TOTAL CAPITAL GOODS (Cost $4,408,924)                                           7,787,456
                                                                             ------------
                                CONSUMER CYCLICALS 19.14%
              AUTOMOTIVE 0.50%
     70,000   Gentex Corp.**                                                    1,308,125
                                                                             ------------
              CONSUMER PRODUCTS 0.32%
     25,500   Newell Rubbermaid Inc.                                              836,719
                                                                             ------------
              CONSUMER SOFT GOODS 0.61%
     59,200   Jones Apparel Group Inc.**                                        1,579,900
                                                                             ------------
              HOTELS -- RESTAURANTS -- LEISURE 1.50%
     57,900   Mandalay Resort Group**                                           1,349,794
     55,900   Metro-Goldwyn-Mayer Inc.**                                        1,331,119
     33,700   Papa John's International Inc.**                                  1,210,041
                                                                             ------------
                                                                                3,890,954
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              MEDIA -- PUBLISHING -- CABLE 9.80%
     41,200   AMFM Inc.**                                                    $  2,912,325
     30,213   CBS Corp.**                                                       1,571,076
     85,600   Infinity Broadcasting Corp. -- Class A**                          3,119,050
    204,400   Sinclair Broadcast Group Inc. -- Class A**                        2,350,600
     67,600   TV Guide Inc. -- Class A**                                        4,290,488
    115,020   USA Networks Inc.**                                               4,600,800
    116,500   Westwood One Inc.**                                               6,669,625
                                                                             ------------
                                                                               25,513,964
                                                                             ------------
              RETAIL 6.41%
     59,584   Abercrombie & Fitch Co. -- Class A**                              1,929,032
     31,200   Ames Dept. Stores Inc.**                                            828,750
     20,100   Children's Place Retail Stores Inc.**                               496,219
     33,200   Circuit City Stores -- Circuit City Group                         1,610,200
    132,700   Family Dollar Stores Inc.                                         2,380,306
     43,300   Kohls Corp.**                                                     3,125,719
     47,300   Tandy Corp.                                                       3,624,363
     30,200   Webvan Group Inc.**                                                 745,562
     38,500   Zale Corp.**                                                      1,949,062
                                                                             ------------
                                                                               16,689,213
                                                                             ------------
TOTAL CONSUMER CYCLICALS (Cost $33,340,316)                                    49,818,875
                                                                             ------------
                                 CONSUMER STAPLES 0.38%
              HOUSEHOLD PRODUCTS 0.38%
     23,600   Estee Lauder Companies Inc. -- Class A                              995,625
                                                                             ------------
TOTAL CONSUMER STAPLES (Cost $723,076)                                            995,625
                                                                             ------------
                                 CREDIT SENSITIVE 8.36%
              BANKS 0.55%
     55,300   Firstar Corp.                                                     1,437,800
                                                                             ------------
              FINANCIAL SERVICES 3.68%
     63,300   Capital One Financial Corp.                                       2,947,406
     40,800   E*Trade Group Inc.**                                              1,226,550
     21,500   FINOVA Group Inc.                                                   799,531
     40,200   Kansas City Southern Industries Inc.                              2,394,412
     28,700   Knight/Trimark Group Inc. -- Class A**                            1,182,081
     13,150   Providian Financial Corp.                                         1,040,494
                                                                             ------------
                                                                                9,590,474
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              INSURANCE 1.13%
     24,100   Ambac Financial Group Inc.                                     $  1,313,450
     15,100   Hartford Life Inc. -- Class A                                       675,725
     26,200   Nationwide Financial Services                                       941,562
                                                                             ------------
                                                                                2,930,737
                                                                             ------------
              UTILITIES -- ELECTRIC 1.42%
     63,694   AES Corp.**                                                       3,690,271
                                                                             ------------
              UTILITIES -- TELEPHONE 1.58%
     45,600   BroadWing Inc.                                                    1,328,100
     54,900   Winstar Communications Inc.**                                     2,786,175
                                                                             ------------
                                                                                4,114,275
                                                                             ------------
TOTAL CREDIT SENSITIVE (Cost $17,681,139)                                      21,763,557
                                                                             ------------
                                      ENERGY 3.74%
              ENERGY EQUIPMENT & SERVICES 2.92%
     86,200   BJ Services Co. **                                                3,006,225
    116,300   Nabors Industries Inc.**                                          3,089,219
     53,700   Noble Drilling Corp.**                                            1,496,887
                                                                             ------------
                                                                                7,592,331
                                                                             ------------
              ENERGY PRODUCERS 0.82%
     27,100   Anadarko Petroleum Corp.                                            816,387
     42,300   E O G Resources Inc.                                                782,550
      9,700   Vastar Resources Ltd.                                               543,200
                                                                             ------------
                                                                                2,142,137
                                                                             ------------
TOTAL ENERGY (Cost $6,788,432)                                                  9,734,468
                                                                             ------------
                                    HEALTHCARE 9.58%
              BIOTECHNOLOGY 3.97%
     49,900   Biogen Inc.**                                                     3,645,819
     36,000   Enzon Inc.**                                                      1,215,000
     27,700   Gilead Sciences Inc.**                                            1,329,600
     19,300   MedImmune Inc.**                                                  2,319,619
     29,850   PE Corp. -- Celera Genomics Group**                               1,828,312
                                                                             ------------
                                                                               10,338,350
                                                                             ------------
              DRUGS & HEALTHCARE PRODUCTS 3.37%
     37,200   Forest Laboratories Inc. -- Class A**                             1,904,175
      7,000   Lincare Holdings Inc.**                                             198,625
     38,500   PE Corp. -- PE Biosystems Group                                   3,142,563
    142,900   Sybron International Corp.**                                      3,509,981
                                                                             ------------
                                                                                8,755,344
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              HEALTHCARE SERVICES 2.24%
    145,300   Health Management Associates Inc. -- Class A**                 $  1,789,006
      9,100   Medical Manager Corp.**                                             551,119
     53,200   Orthodontic Centers of America Inc.**                               648,375
     64,300   Tenet Healthcare Corp.**                                          1,434,694
     58,800   TriZetto Group Inc.**                                             1,396,500
                                                                             ------------
                                                                                5,819,694
                                                                             ------------
TOTAL HEALTHCARE (Cost $16,161,092)                                            24,913,388
                                                                             ------------
                                     SERVICES 3.42%
              BUSINESS SERVICES 3.13%
     91,000   Concord EFS Inc.**                                                2,411,500
     58,700   Interpublic Group of Companies Inc.                               2,758,900
     74,500   Paychex Inc.                                                      2,975,344
                                                                             ------------
                                                                                8,145,744
                                                                             ------------
              CONSUMER SERVICES 0.29%
     29,000   AnswerThink Consulting Group Inc.**                                 752,187
                                                                             ------------
TOTAL SERVICES (Cost $7,737,638)                                                8,897,931
                                                                             ------------
                                    TECHNOLOGY 49.06%
              COMPUTER HARDWARE 1.38%
      1,300   Brocade Communications Systems Inc.**                               376,919
        900   Cobalt Networks Inc.**                                              151,931
      4,900   Gadzoox Networks Inc.**                                             387,100
     14,600   Gateway Inc.**                                                    1,115,075
     13,300   Network Appliance Inc.**                                          1,565,244
                                                                             ------------
                                                                                3,596,269
                                                                             ------------
              COMPUTER SERVICES & SOFTWARE 23.92%
      4,600   Ariba Inc.**                                                        830,588
     14,100   BEA Systems Inc.**                                                1,145,625
     20,700   BroadVision Inc.**                                                1,926,394
     93,900   Cadence Design Systems Inc.**                                     1,666,725
     30,700   CBT Group PLC -- Sponsored ADR**                                    752,150
     64,600   Ciber Inc.**                                                      1,376,787
     13,200   Citrix Systems Inc.**                                             1,252,350
     20,600   CMGI Inc.**                                                       3,030,775
     10,100   Commerce One Inc.**                                               3,325,425
     24,000   Complete Business Solutions**                                       454,500
     11,500   Computer Sciences Corp.**                                           750,375
      8,500   DoubleClick Inc.**                                                1,360,531
      8,700   eBay Inc.**                                                       1,436,044
     12,200   Electronic Arts Inc.**                                            1,279,475

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
     62,050   Fiserv Inc.**                                                  $  2,202,775
     26,000   Gemstar International Group Ltd.**                                2,931,500
      3,800   Homestore.com Inc.**                                                247,950
     13,800   Inktomi Corp.**                                                   1,781,063
     60,300   Intuit Inc.**                                                     3,015,000
     49,400   Keane Inc.**                                                      1,333,800
    110,700   Legato Systems Inc.**                                             7,475,709
      7,700   Mercury Interactive Corp.**                                         640,063
      3,100   MP3.com Inc.**                                                      127,100
      9,900   Network Solutions Inc.**                                          1,484,381
     76,700   Parametric Technology Corp.**                                     1,740,131
     13,200   Portal Software Inc.**                                            1,545,225
     15,000   Rational Software Corp.**                                           766,875
     22,100   RealNetworks Inc.**                                               3,082,950
     50,400   Siebel Systems Inc.**                                             3,534,300
     15,400   Ticketmaster Online -- CitySearch Inc. -- Class B**                 436,975
     40,700   USWeb Corp.**                                                     1,686,506
      8,800   VeriSign Inc.**                                                   1,635,150
     30,750   Veritas Software Co.**                                            2,815,547
      8,100   Vignette Corp.**                                                  1,684,800
     24,200   Whittman-Hart Inc.**                                              1,486,788
                                                                             ------------
                                                                               62,242,332
                                                                             ------------
              ELECTRONICS 11.98%
     35,400   Altera Corp.**                                                    1,907,175
     24,300   Analog Devices Inc.**                                             1,395,731
     55,300   Atmel Corp.**                                                     2,478,131
     59,000   Conexant Systems Inc.**                                           3,495,750
     30,900   Jabil Circuit Inc.**                                              1,975,669
     16,300   KLA-Tencor Corp.**                                                1,378,369
     28,700   Linear Technology Corp.                                           2,039,494
     34,900   Maxim Integrated Products Inc.**                                  2,802,906
     19,700   Microchip Technology Inc.**                                       1,248,488
     25,600   Novellus Systems Inc.**                                           2,102,400
     10,300   PMC-Sierra Inc.**                                                 1,061,544
     38,600   SanDisk Corp.**                                                   2,550,012
     18,500   Solectron Corp.**                                                 1,523,937
     45,000   Vitesse Semiconductor Corp.**                                     2,027,812
     35,700   Xilinx Inc.**                                                     3,195,150
                                                                             ------------
                                                                               31,182,568
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              NETWORKING 0.44%
      9,100   Extreme Networks Inc.**                                        $    604,013
     27,600   Novell Inc.**                                                       539,925
                                                                             ------------
                                                                                1,143,938
                                                                             ------------
              TELECOMMUNICATIONS 11.34%
    109,100   Ciena Corp.**                                                     4,793,581
     13,300   Clarent Corp.**                                                   1,080,625
     14,800   Comverse Technology Inc.**                                        1,788,950
     44,200   Concentric Network Corp.**                                        1,256,938
     23,900   Covad Communications Group Inc.**                                 1,241,306
     41,200   E-Tek Dynamics Inc.**                                             3,090,000
     34,200   JDS Uniphase Corp.**                                              7,823,250
      1,800   MGC Communications Inc.**                                            70,650
     37,600   Newbridge Networks Corp.**                                          850,700
     45,300   Nextel Communications Inc. -- Class A**                           4,490,363
     15,100   Nextlink Communications Inc. -- Class A**                           755,000
     24,600   OneMain.com Inc.**                                                  458,175
     24,500   PSINet Inc.**                                                     1,225,000
     16,500   Verio Inc.**                                                        592,969
                                                                             ------------
                                                                               29,517,507
                                                                             ------------
TOTAL TECHNOLOGY (Cost $66,310,272)                                           127,682,614
                                                                             ------------
TOTAL COMMON STOCKS (Cost $156,880,089)                                       256,086,027
                                                                             ------------
                                   MUTUAL FUNDS 1.03%
  2,675,319   Dreyfus Cash Management Fund                                      2,675,319
                                                                             ------------
TOTAL MUTUAL FUNDS (Cost $2,675,319)                                            2,675,319
                                                                             ------------
               INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 23.84%
                                   MUTUAL FUNDS 20.00%
 12,006,380   AIM Liquid Assets Fund                                            8,473,729
  1,744,400   AIM Prime Portfolio Fund                                          9,155,582
 36,576,854   Mitchell Hutchins Private Money Market Fund(2)                   34,411,651
                                                                             ------------
                                                                               52,040,962
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
                               REPURCHASE AGREEMENTS 3.84%
$10,000,000   Repurchase agreement with Societe Generale, 5.59%, dated
              11/30/99 and maturing 12/01/99, collateralized by U.S.
              Treasury Note, 5.50% due 5/31/2003                             $ 10,000,000
                                                                             ------------

TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
(Cost $62,040,962)                                                        62,040,962
TOTAL INVESTMENTS (Cost $221,596,370)                         123.27%    320,802,308
Liabilities in Excess of Other Assets                         (23.27%)   (60,550,727)
                                                              ------    ------------
NET ASSETS                                                    100.00%   $260,251,581
                                                              ======    ============

                     See Notes to Statements of Investments

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE GROWTH AND INCOME FUND
NOVEMBER 30, 1999

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
                                  COMMON STOCKS 96.09%
                                 BASIC MATERIALS 2.13%
              CHEMICALS 0.82%
      3,200   Ecolab Inc.                                                   $    110,800
                                                                            ------------
              MULTI-INDUSTRY 0.54%
      1,800   Tyco International Ltd.                                             72,112
                                                                            ------------
              PAPER & PACKAGING 0.77%
      1,100   Sealed Air Corp.**                                                  51,700
      4,700   US Plastic Lumber Corp.**                                           51,700
                                                                            ------------
                                                                                 103,400
                                                                            ------------
TOTAL BASIC MATERIALS (Cost $314,849)                                            286,312
                                                                            ------------
                                  CAPITAL GOODS 7.10%
              AEROSPACE & DEFENSE 2.41%
      3,800   General Motors Corp. -- Class H**                                  325,375
                                                                            ------------
              ELECTRICAL EQUIPMENT 3.37%
      3,500   General Electric Co.                                               455,000
                                                                            ------------
              OTHER -- CAPITAL GOODS 1.32%
      1,200   Corning Inc.                                                       112,425
      1,700   Fastenal Co.                                                        65,450
                                                                            ------------
                                                                                 177,875
                                                                            ------------
TOTAL CAPITAL GOODS (Cost $543,922)                                              958,250
                                                                            ------------
                               CONSUMER CYCLICALS 10.28%
              AUTOMOTIVE 0.60%
      4,300   Gentex Corp.**                                                      80,356
                                                                            ------------
              MEDIA -- PUBLISHING -- CABLE 2.38%
      2,600   CBS Corp.**                                                        135,200
      1,800   Time Warner Inc.                                                   111,037
      1,300   Westwood One Inc.**                                                 74,425
                                                                            ------------
                                                                                 320,662
                                                                            ------------
              RETAIL 7.30%
      1,600   Abercrombie & Fitch Co. -- Class A**                                51,800
      4,300   Bed Bath & Beyond Inc.**                                           134,375
      2,600   Home Depot Inc.                                                    205,562
      1,000   Kohls Corp.**                                                       72,188
      4,800   Lowe's Companies Inc.                                              239,100
      4,900   Wal-Mart Stores, Inc.                                              282,363
                                                                            ------------
                                                                                 985,388
                                                                            ------------
TOTAL CONSUMER CYCLICALS (Cost $792,857)                                       1,386,406
                                                                            ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE GROWTH AND INCOME FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
                                 CONSUMER STAPLES 0.69%
              HOUSEHOLD PRODUCTS 0.69%
      2,200   Estee Lauder Companies Inc. -- Class A                        $     92,812
                                                                            ------------
TOTAL CONSUMER STAPLES (Cost $60,280)                                             92,812
                                                                            ------------
                                CREDIT SENSITIVE 21.86%
              BANKS 3.63%
      4,700   Wells Fargo & Co.                                                  218,550
      4,200   Zions Bancorporation                                               271,162
                                                                            ------------
                                                                                 489,712
                                                                            ------------
              FINANCIAL SERVICES 4.45%
      2,300   Capital One Financial Corp.                                        107,094
      3,300   Charles Schwab Corp.                                               125,194
      2,900   Household International Inc.                                       114,731
      2,600   Kansas City Southern Industries Inc.                               154,862
      3,862   MBNA Corp.                                                          97,516
                                                                            ------------
                                                                                 599,397
                                                                            ------------
              INSURANCE 1.48%
      1,375   American International Group Inc.                                  141,969
      1,300   Hartford Life Inc. -- Class A                                       58,175
                                                                            ------------
                                                                                 200,144
                                                                            ------------
              UTILITIES -- ELECTRIC 3.69%
      8,592   AES Corp.**                                                        497,799
                                                                            ------------
              UTILITIES -- GAS 2.58%
      6,400   Enron Corp.                                                        243,600
      3,100   Williams Cos. Inc.                                                 104,625
                                                                            ------------
                                                                                 348,225
                                                                            ------------
              UTILITIES -- TELEPHONE 6.03%
      2,170   AT&T Corp.                                                         121,249
      5,800   BroadWing Inc.                                                     168,925
      2,362   MCI WorldCom Inc.**                                                195,308
      2,400   Sprint Corp. (FON Group)                                           166,500
        600   Sprint Corp. (PCS Group)**                                          55,050
      2,100   Winstar Communications Inc.**                                      106,575
                                                                            ------------
                                                                                 813,607
                                                                            ------------
TOTAL CREDIT SENSITIVE (Cost $1,497,443)                                       2,948,884
                                                                            ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE GROWTH AND INCOME FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
                                      ENERGY 3.44%
              ENERGY EQUIPMENT & SERVICES 2.12%
      6,437   Nabors Industries Inc.**                                      $    170,983
      1,915   Schlumberger Ltd.                                                  115,020
                                                                            ------------
                                                                                 286,003
                                                                            ------------
              ENERGY PRODUCERS 1.32%
      5,900   Anadarko Petroleum Corp.                                           177,737
                                                                            ------------
TOTAL ENERGY (Cost $392,240)                                                     463,740
                                                                            ------------
                                    HEALTHCARE 9.21%
              BIOTECHNOLOGY 0.51%
        800   Genentech Inc.**                                                    68,700
                                                                            ------------
              DRUGS & HEALTHCARE PRODUCTS 7.99%
      1,300   Forest Laboratories Inc. -- Class A**                               66,544
      1,200   Guidant Corp.**                                                     60,000
      1,500   Johnson & Johnson                                                  155,625
      4,400   Medtronic Inc.                                                     171,050
      2,900   Merck & Co., Inc.                                                  227,650
      3,400   Pfizer Inc.                                                        123,038
      3,600   Schering-Plough Corp.                                              184,050
      1,000   Warner-Lambert Co.                                                  89,687
                                                                            ------------
                                                                               1,077,644
                                                                            ------------
              HEALTHCARE SERVICES 0.71%
      7,800   Health Management Associates Inc. -- Class A**                      96,037
                                                                            ------------
TOTAL HEALTHCARE (Cost $888,926)                                               1,242,381
                                                                            ------------
                                     SERVICES 4.57%
              BUSINESS SERVICES 4.05%
      3,200   Interpublic Group of Companies Inc.                                150,400
      4,500   Omnicom Group Inc.                                                 396,562
                                                                            ------------
                                                                                 546,962
                                                                            ------------
              CONSUMER SERVICES 0.52%
      4,229   Cendant Corp.**                                                     70,043
                                                                            ------------
TOTAL SERVICES (Cost $243,019)                                                   617,005
                                                                            ------------
                                   TECHNOLOGY 36.81%
              COMPUTER HARDWARE 4.48%
      1,200   Akamai Technologies Inc.**                                         284,400
      1,000   International Business Machines Corp.                              103,062

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE GROWTH AND INCOME FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
        700   Lexmark International Group Inc. -- Class A**                 $     58,100
      1,200   Sun Microsystems Inc.**                                            158,700
                                                                            ------------
                                                                                 604,262
                                                                            ------------
              COMPUTER SERVICES & SOFTWARE 16.28%
      1,400   America Online Inc.**                                              101,762
      1,000   BMC Software Inc.**                                                 72,813
      4,900   Ciber Inc.**                                                       104,431
        800   CMGI Inc.**                                                        117,700
      1,000   Computer Associates International Inc.                              65,000
      2,200   Computer Sciences Corp.**                                          143,550
      1,300   First Data Corp.                                                    56,225
      3,700   Fiserv Inc.**                                                      131,350
      2,700   Korea ThruNet Co. Ltd. -- Class A**                                150,188
      4,100   Microsoft Corp.**                                                  373,292
      7,400   Oracle Corp.**                                                     501,813
      2,700   Parametric Technology Corp.**                                       61,256
      2,000   Rational Software Corp.**                                          102,250
      1,200   USWeb Corp.**                                                       49,725
      1,800   Veritas Software Co.**                                             164,813
                                                                            ------------
                                                                               2,196,168
                                                                            ------------
              ELECTRONICS 6.58%
      3,600   Intel Corp.                                                        276,075
      2,800   Jabil Circuit Inc.**                                               179,025
      3,400   Linear Technology Corp.                                            241,612
      1,300   Silicon Image Inc.**                                                55,900
      1,400   Texas Instruments Inc.                                             134,488
                                                                            ------------
                                                                                 887,100
                                                                            ------------
              NETWORKING 3.31%
      3,700   Cisco Systems Inc.**                                               329,994
      2,600   Predictive Systems Inc.**                                          117,163
                                                                            ------------
                                                                                 447,157
                                                                            ------------
              TELECOMMUNICATIONS 6.16%
      3,300   Ciena Corp.**                                                      144,994
      2,000   Ericsson L M Telephone Co. -- ADR                                   96,375
      1,400   E-Tek Dynamics Inc.**                                              105,000
      3,600   Lucent Technologies Inc.                                           263,025
      1,600   Nokia OYJ -- ADR                                                   221,100
                                                                            ------------
                                                                                 830,494
                                                                            ------------
TOTAL TECHNOLOGY (Cost $2,942,696)                                             4,965,181
                                                                            ------------
TOTAL COMMON STOCKS (Cost $7,676,232)                                         12,960,971
                                                                            ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE GROWTH AND INCOME FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
                                   MUTUAL FUNDS 4.01%
    540,815   Dreyfus Cash Management Fund                                  $    540,815
                                                                            ------------
TOTAL MUTUAL FUNDS (Cost $540,815)                                               540,815
                                                                            ------------
                             INVESTMENTS OF CASH COLLATERAL
                              FOR SECURITIES LOANED 0.00%
                                   MUTUAL FUNDS 0.00%
        180   Aim Liquid Assets Fund                                                 180
         73   Mitchell Hutchins Private Money Market Fund(2)                          73
                                                                            ------------
                                                                                     253
                                                                            ------------
TOTAL MUTUAL FUNDS (Cost $253)                                                       253
                                                                            ------------
TOTAL INVESTMENTS OF CASH COLLATERAL FOR
  SECURITIES LOANED (Cost $253)                                                      253
                                                                            ------------

TOTAL INVESTMENTS (Cost $8,217,300)                           100.10%   $ 13,502,039
Liabilities in Excess of Other Assets                          (0.10%)  $    (13,657)
                                                              ------    ------------
NET ASSETS                                                    100.00%   $ 13,488,382
                                                              ======    ============

                     See Notes to Statements of Investments

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SMALL-CAP GROWTH FUND
NOVEMBER 30, 1999

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
                                  COMMON STOCKS 60.11%
                                 BASIC MATERIALS 1.32%
              PAPER & PACKAGING 1.32%
     23,100   US Plastic Lumber Corp.**                                     $    254,100
                                                                            ------------
TOTAL BASIC MATERIALS (Cost $296,838)                                            254,100
                                                                            ------------
                                CONSUMER CYCLICALS 4.78%
              MEDIA -- PUBLISHING -- CABLE 2.82%
     10,700   Spanish Broadcasting System Inc. -- Class A**                      339,725
      3,500   Westwood One Inc.**                                                200,375
                                                                            ------------
                                                                                 540,100
                                                                            ------------
              RETAIL 1.96%
     12,000   Michaels Stores Inc.**                                             376,500
                                                                            ------------
TOTAL CONSUMER CYCLICALS (Cost $826,663)                                         916,600
                                                                            ------------
                                 CONSUMER STAPLES 1.64%
              RETAIL FOOD & DRUG 1.64%
      8,800   Wild Oats Markets Inc.**                                           313,500
                                                                            ------------
TOTAL CONSUMER STAPLES (Cost $303,600)                                           313,500
                                                                            ------------
                                      ENERGY 1.75%
              ENERGY PRODUCERS 1.75%
     15,300   Noble Affiliates Inc.                                              336,600
                                                                            ------------
TOTAL ENERGY (Cost $383,571)                                                     336,600
                                                                            ------------
                                    HEALTHCARE 3.77%
              BIOTECHNOLOGY 3.77%
     13,800   BioCryst Pharmaceuticals Inc.**                                    355,350
      6,000   PE Corp. -- Celera Genomics Group**                                367,500
                                                                            ------------
                                                                                 722,850
                                                                            ------------
TOTAL HEALTHCARE (Cost $595,488)                                                 722,850
                                                                            ------------
                                   TECHNOLOGY 46.85%
              COMPUTER HARDWARE 12.16%
      7,000   Cobalt Networks Inc.**                                           1,181,687
     10,000   Finisar Corp.**                                                  1,152,500
                                                                            ------------
                                                                               2,334,187
                                                                            ------------
              COMPUTER SERVICES & SOFTWARE 24.30%
      6,500   AppNet Inc.**                                                      323,375
     12,300   BindView Development Corp.**                                       369,000
      4,600   Breakaway Solutions Inc.**                                         262,200
      4,000   CyberSource Corp.**                                                238,500

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SMALL-CAP GROWTH FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
         --
      8,900   Digex Inc. -- Class A**                                       $    298,150
     13,750   iManage Inc.**                                                     520,781
     11,900   Interwoven Inc.**                                                1,472,625
      7,200   Pivotal Corp.**                                                    279,900
     35,000   ProsoftTraining.com**                                              199,063
      7,000   USInternetworking Inc.**                                           383,688
      5,500   WebTrends Corp.**                                                  316,594
                                                                            ------------
                                                                               4,663,876
                                                                            ------------
              ELECTRONICS 5.57%
      9,400   Advanced Digital Information**                                     422,412
      6,000   Powerwave Technologies Inc.**                                      358,875
     30,400   Xicor Inc.                                                         288,800
                                                                            ------------
                                                                               1,070,087
                                                                            ------------
              NETWORKING 1.52%
      4,400   Extreme Networks Inc.**                                            292,050
                                                                            ------------
              TELECOMMUNICATIONS 3.30%
     15,200   Network Access Solutions Corp.**                                   323,000
      1,400   Sycamore Networks Inc.**                                           310,800
                                                                            ------------
                                                                                 633,800
                                                                            ------------
TOTAL TECHNOLOGY (Cost $4,376,337)                                             8,994,000
                                                                            ------------
TOTAL COMMON STOCKS (Cost $6,782,497)                                         11,537,650
                                                                            ------------
                                   MUTUAL FUNDS 6.98%
    690,280   Dreyfus Cash Management Fund                                       690,280
    650,000   Fidelity Institutional Money Market Fund                           650,000
                                                                            ------------
TOTAL MUTUAL FUNDS (Cost $1,340,280)                                           1,340,280
                                                                            ------------
                           U.S. GOVERNMENT TREASURIES 33.77%
              U.S. Treasury Bills:
$   750,000   4.695%, 12/30/1999                                                 747,185
  1,625,000   4.925%, 01/13/2000                                               1,615,137
  4,150,000   4.950%, 01/20/2000                                               4,120,560
                                                                            ------------
                                                                               6,482,882
                                                                            ------------
TOTAL U.S. GOVERNMENT TREASURIES (Cost $6,482,882)                             6,482,882
                                                                            ------------
TOTAL INVESTMENTS (Cost $14,605,659)                               100.86%  $ 19,360,812
Liabilities in Excess of Other Assets                               (0.86%)     (165,121)
                                                                   ------   ------------
NET ASSETS                                                         100.00%  $ 19,195,691
                                                                   ------   ------------

                     See Notes to Statements of Investments

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SELECT FUND
NOVEMBER 30, 1999

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
                                  COMMON STOCKS 74.90%
                                  CAPITAL GOODS 1.93%
              ENGINEERING & CONSTRUCTION 1.93%
     15,000   Ionics Inc.**                                                 $    400,312
                                                                            ------------
TOTAL CAPITAL GOODS (Cost $418,650)                                              400,312
                                                                            ------------
                               CONSUMER CYCLICALS 30.23%
              CONSUMER PRODUCTS 1.56%
     10,000   Lancaster Colony Corp.                                             323,750
                                                                            ------------
              HOTELS -- RESTAURANTS -- LEISURE 7.15%
     32,500   Mandalay Resort Group**                                            757,656
     15,000   Metro-Goldwyn-Mayer Inc.**                                         357,188
     60,000   ResortQuest International Inc.**                                   371,250
                                                                            ------------
                                                                               1,486,094
                                                                            ------------
              MEDIA -- PUBLISHING -- CABLE 21.52%
     12,200   AMFM Inc.**                                                        862,387
     17,900   Liberty Digital Inc. -- Class A**                                  882,694
     60,000   Sinclair Broadcast Group Inc. -- Class A**                         690,000
     17,000   TV Guide Inc. -- Class A**                                       1,078,969
     16,700   Westwood One Inc.**                                                956,075
                                                                            ------------
                                                                               4,470,125
                                                                            ------------
TOTAL CONSUMER CYCLICALS (Cost $5,728,241)                                     6,279,969
                                                                            ------------
                                      ENERGY 3.64%
              ENERGY EQUIPMENT & SERVICES 1.96%
     15,300   Nabors Industries Inc.**                                           406,406
                                                                            ------------
              ENERGY PRODUCERS 1.68%
     11,600   Anadarko Petroleum Corp.                                           349,450
                                                                            ------------
TOTAL ENERGY Cost ($672,239)                                                     755,856
                                                                            ------------
                                     SERVICES 7.73%
              BUSINESS SERVICES 6.39%
     21,500   ACNielsen Corp.**                                                  533,469
      9,000   Omnicom Group Inc.                                                 793,125
                                                                            ------------
                                                                               1,326,594
                                                                            ------------
              CONSUMER SERVICES 1.34%
     21,100   Sylvan Learning Systems Inc.**                                     278,256
                                                                            ------------
TOTAL SERVICES (Cost $1,582,926)                                               1,604,850
                                                                            ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SELECT FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
                                   TECHNOLOGY 31.37%
              COMPUTER HARDWARE 3.61%
      6,500   Finisar Corp.**                                               $    749,125
                                                                            ------------
              COMPUTER SERVICES & SOFTWARE 16.63%
     15,000   Digex Inc. -- Class A**                                            502,500
     16,500   iManage Inc.**                                                     624,938
      9,000   Lycos Inc.**                                                       504,000
     10,000   Optimal Robotics Corp. -- Class A**                                325,000
    225,000   ProsoftTraining.com**                                            1,279,688
      5,000   TiVo Inc.**                                                        218,124
                                                                            ------------
                                                                               3,454,250
                                                                            ------------
              TELECOMMUNICATIONS 11.13%
     45,000   LCC International Inc. -- Class A**                                646,875
     10,000   MetroMedia Fiber Network Inc. -- Class A**                         387,500
     14,000   Western Wireless Corp. -- Class A**                                819,875
      9,000   Winstar Communications Inc.**                                      456,750
                                                                            ------------
                                                                               2,311,000
                                                                            ------------
TOTAL TECHNOLOGY (Cost $5,137,607)                                             6,514,375
                                                                            ------------
TOTAL COMMON STOCKS (Cost $13,539,663)                                        15,555,362
                                                                            ------------
                           U.S. GOVERNMENT TREASURIES 12.91%
              U.S. Treasury Bills:
$ 2,700,000   4.950%, 01/20/2000                                               2,681,234
                                                                            ------------
TOTAL U.S. GOVERNMENT TREASURIES (Cost $2,681,234)                             2,681,234
                                                                            ------------
                                   MUTUAL FUNDS 8.39%
    893,381   Dreyfus Cash Management Fund                                       893,381
    850,000   Fidelity Institutional Money Market Fund                           850,000
                                                                            ------------
                                                                               1,743,381
                                                                            ------------
TOTAL MUTUAL FUNDS (Cost $1,743,381)                                           1,743,381
                                                                            ------------
TOTAL INVESTMENTS (Cost $17,964,278)                                96.20%   $19,979,977
Other Assets in Excess of Liabilities                                3.80%       788,584
                                                                   ------   ------------
NET ASSETS                                                         100.00%   $20,768,561
                                                                   ======   ============

                     See Notes to Statements of Investments

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE BLUE CHIP FUND
NOVEMBER 30, 1999

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
                                  COMMON STOCKS 98.66%
                                  BASIC MATERIALS 5.40%
              CHEMICALS 1.55%
      8,200   Dow Chemical Co.                                               $    960,425
                                                                             ------------
              MULTI-INDUSTRY 1.35%
     20,800   Tyco International Ltd.                                             833,300
                                                                             ------------
              PAPER & PACKAGING 1.56%
     26,000   Ball Corp.                                                          966,875
                                                                             ------------
              TRANSPORTATION 0.94%
     12,300   Union Pacific Corp.                                                 578,869
                                                                             ------------
TOTAL BASIC MATERIALS (Cost $3,401,677)                                         3,339,469
                                                                             ------------
                                   CAPITAL GOODS 5.37%
              AEROSPACE & DEFENSE 3.73%
     19,000   General Dynamics Corp.                                              979,687
     23,500   United Technologies Corp.                                         1,327,750
                                                                             ------------
                                                                                2,307,437
                                                                             ------------
              ENGINEERING & CONSTRUCTION 1.64%
     20,900   Ingersoll-Rand Co.                                                1,012,344
                                                                             ------------
TOTAL CAPITAL GOODS (Cost $2,588,299)                                           3,319,781
                                                                             ------------
                                CONSUMER CYCLICALS 12.94%
              AUTOMOTIVE 2.43%
     12,639   Delphi Automotive Systems                                           199,064
     18,100   General Motors Corp.                                              1,303,200
                                                                             ------------
                                                                                1,502,264
                                                                             ------------
              CONSUMER PRODUCTS 2.01%
     20,400   Harley-Davidson Inc.                                              1,244,400
                                                                             ------------
              HOTELS -- RESTAURANTS -- LEISURE 2.06%
     28,900   Carnival Corp.                                                    1,275,213
                                                                             ------------
              MEDIA -- PUBLISHING -- CABLE 1.75%
     21,700   Viacom Inc. -- Class B**                                          1,079,575
                                                                             ------------
              RETAIL 4.69%
     18,600   Dayton-Hudson Corp.                                               1,312,463
     15,360   Intimate Brands Inc. -- Class A                                     658,560
     92,900   K Mart Corp.**                                                      923,194
                                                                             ------------
                                                                                2,894,217
                                                                             ------------
TOTAL CONSUMER CYCLICALS (Cost $5,942,916)                                      7,995,669
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE BLUE CHIP FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
                                 CONSUMER STAPLES 5.12%
              RETAIL FOOD & DRUG 5.12%
     26,800   CVS Corp.                                                      $  1,063,625
     55,100   Kroger Co.**                                                      1,174,319
     47,600   SuperValu Inc.                                                      925,225
                                                                             ------------
                                                                                3,163,169
                                                                             ------------
TOTAL CONSUMER STAPLES (Cost $2,906,378)                                        3,163,169
                                                                             ------------
                                 CREDIT SENSITIVE 39.09%
              BANKS 5.34%
     13,800   Chase Manhattan Corp.                                             1,066,050
     41,500   Citigroup Inc.                                                    2,235,813
                                                                             ------------
                                                                                3,301,863
                                                                             ------------
              FINANCIAL SERVICES 14.71%
      5,700   American Express Co.                                                862,481
     16,600   Golden West Financial Corp.                                       1,675,562
      7,800   Goldman Sachs Group Inc.                                            585,975
     19,200   Household International Inc.                                        759,600
     10,200   J P Morgan & Company Inc.                                         1,341,300
     21,300   Lehman Brothers Holdings Inc.                                     1,626,787
      7,700   Merrill Lynch & Company Inc.                                        620,812
     13,400   Morgan Stanley Dean Witter & Co.                                  1,616,375
                                                                             ------------
                                                                                9,088,892
                                                                             ------------
              INSURANCE 7.40%
     10,600   Allmerica Financial Corp.                                           584,988
     52,300   AXA Financial Inc.                                                1,758,588
     52,000   Conseco Inc.                                                      1,053,000
      8,100   Jefferson Pilot Corp.                                               549,787
     19,600   Torchmark Corp.                                                     622,300
                                                                             ------------
                                                                                4,568,663
                                                                             ------------
              UTILITIES -- ELECTRIC 1.14%
     26,650   Edison International                                                706,225
                                                                             ------------
              UTILITIES -- GAS 1.09%
     10,700   Columbia Energy Group                                               671,425
                                                                             ------------
              UTILITIES -- TELEPHONE 9.41%
     17,500   ALLTEL Corp.                                                      1,513,750
     18,100   AT&T Corp.                                                        1,011,338

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE BLUE CHIP FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
     39,000   BellSouth Corp.                                                $  1,801,313
     21,420   Sprint Corp. (FON Group)                                          1,486,012
                                                                             ------------
                                                                                5,812,413
                                                                             ------------
TOTAL CREDIT SENSITIVE (Cost $20,635,959)                                      24,149,481
                                                                             ------------
                                      ENERGY 8.09%
              ENERGY PRODUCERS 8.09%
     21,800   Coastal Corp.                                                       768,450
     17,300   El Paso Energy Corp.                                                666,050
     10,800   Kerr-McGee Corp.                                                    618,300
     25,300   Phillips Petroleum Co.                                            1,209,656
     29,900   Royal Dutch Petroleum Co. ADR                                     1,734,200
                                                                             ------------
                                                                                4,996,656
                                                                             ------------
TOTAL ENERGY (Cost $5,460,275)                                                  4,996,656
                                                                             ------------
                                    HEALTHCARE 6.66%
              DRUGS & HEALTHCARE PRODUCTS 6.66%
      7,600   Allergan Inc.                                                       747,650
     19,360   Bristol-Myers Squibb Co.                                          1,414,490
      9,700   Eli Lilly & Co.                                                     695,975
     24,600   Schering-Plough Corp.                                             1,257,675
                                                                             ------------
                                                                                4,115,790
                                                                             ------------
TOTAL HEALTHCARE (Cost $1,778,067)                                              4,115,790
                                                                             ------------
                                     SERVICES 1.78%
              BUSINESS SERVICES 1.78%
     26,000   Hertz Corp. -- Class A                                            1,100,125
                                                                             ------------
TOTAL SERVICES (Cost $1,048,524)                                                1,100,125
                                                                             ------------
                                    TECHNOLOGY 14.21%
              COMPUTER HARDWARE 5.39%
     21,800   Apple Computer Inc.**                                             2,133,675
     41,500   UniSys Corp.**                                                    1,193,125
                                                                             ------------
                                                                                3,326,800
                                                                             ------------
              COMPUTER SERVICES & SOFTWARE 2.81%
     25,300   Adobe Systems Inc.                                                1,737,794
                                                                             ------------
              ELECTRONICS 3.35%
     18,100   Motorola Inc.                                                     2,067,925
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE BLUE CHIP FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              NETWORKING 2.66%
     84,100   Novell Inc.**                                                  $  1,645,206
                                                                             ------------
TOTAL TECHNOLOGY (Cost $4,334,300)                                              8,777,725
                                                                             ------------
TOTAL COMMON STOCKS (Cost $48,096,395)                                         60,957,865
                                                                             ------------
                                   MUTUAL FUNDS 1.22%
    754,537   Dreyfus Cash Management Fund                                        754,537
                                                                             ------------
TOTAL MUTUAL FUNDS (Cost $754,537)                                                754,537
                                                                             ------------
               INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 4.65%
                                   MUTUAL FUNDS 4.65%
    937,224   AIM Liquid Assets Fund                                              937,224
  1,937,777   Mitchell Hutchins Private Money Market Fund(2)                    1,937,777
                                                                             ------------
                                                                                2,875,001
                                                                             ------------
TOTAL MUTUAL FUNDS (Cost $2,875,001)                                            2,875,001
                                                                             ------------
                TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
     (Cost $2,875,001)                                                          2,875,001
                                                                             ------------
TOTAL INVESTMENTS (Cost $51,725,933)                               104.54%   $ 64,587,403
Liabilities)in Excess of Other Assets                               (4.54%
                                                                               (2,802,927)
                                                                   ------    ------------
NET ASSETS                                                         100.00%   $ 61,784,476
                                                                   ======    ============

                     See Notes to Statements of Investments

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MID-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
                                  COMMON STOCKS 97.77%
                                  BASIC MATERIALS 4.99%
              METALS 0.54%
        550   USX -- U.S. Steel Group Inc.                                   $     13,922
                                                                             ------------
              PAPER & PACKAGING 3.70%
        800   Ball Corp.                                                           29,750
      1,100   Boise Cascade Corp.                                                  38,087
        700   Georgia-Pacific (Georgia-Pacific Group)                              27,869
                                                                             ------------
                                                                                   95,706
                                                                             ------------
              TRANSPORTATION 0.75%
        250   Alaska Air Group Inc.**                                               9,500
        200   Delta Air Lines Inc.                                                  9,850
                                                                             ------------
                                                                                   19,350
                                                                             ------------
TOTAL BASIC MATERIALS (Cost $148,127)                                             128,978
                                                                             ------------
                                   CAPITAL GOODS 1.59%
              AEROSPACE & DEFENSE 1.59%
        800   General Dynamics Corp.                                               41,250
                                                                             ------------
TOTAL CAPITAL GOODS (Cost $51,453)                                                 41,250
                                                                             ------------
                                CONSUMER CYCLICALS 13.33%
              AUTOMOTIVE 3.29%
      1,050   Johnson Controls Inc.                                                57,225
        750   Navistar International Corp.**                                       27,891
                                                                             ------------
                                                                                   85,116
                                                                             ------------
              CONSUMER PRODUCTS 0.40%
        300   Fortune Brands Inc.                                                  10,256
                                                                             ------------
              HOTELS -- RESTAURANTS -- LEISURE 4.14%
      1,100   Darden Restaurants Inc.                                              19,594
      1,800   Harrah's Entertainment Inc.**                                        49,725
      1,700   Starwood Hotels & Resorts Worldwide Inc.                             37,931
                                                                             ------------
                                                                                  107,250
                                                                             ------------
              RETAIL 5.50%
        900   AnnTaylor Stores Corp.**                                             38,868
        400   Payless ShoeSource Inc.**                                            18,325
      2,400   Speigel Inc. -- Class A**                                            19,200
      1,300   Zale Corp.**                                                         65,813
                                                                             ------------
                                                                                  142,206
                                                                             ------------
TOTAL CONSUMER CYCLICALS (Cost $305,690)                                          344,827
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MID-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
                                 CONSUMER STAPLES 3.15%
              FOOD, BEVERAGES & TOBACCO 2.21%
        400   Adolph Coors Co. -- Class B                                    $     19,900
        700   Canadaigua Brands Inc. -- Class A**                                  37,275
                                                                             ------------
                                                                                   57,175
                                                                             ------------
              RETAIL FOOD & DRUG 0.94%
      1,250   SuperValu Inc.                                                       24,297
                                                                             ------------
TOTAL CONSUMER STAPLES (Cost $86,452)                                              81,472
                                                                             ------------
                                 CREDIT SENSITIVE 25.39%
              BANKS 3.66%
      2,150   UnionBanCal Corp.                                                    94,734
                                                                             ------------
              FINANCIAL SERVICES 7.86%
      1,700   CIT Group Inc. -- Class A                                            35,275
      2,250   Golden State Bancorp Inc.**                                          43,734
        550   Golden West Financial Corp.                                          55,516
        900   Lehman Brothers Holdings Inc.                                        68,738
                                                                             ------------
                                                                                  203,263
                                                                             ------------
              INSURANCE 2.61%
        900   Allmerica Financial Corp.                                            49,669
        875   Conseco Inc.                                                         17,719
                                                                             ------------
                                                                                   67,388
                                                                             ------------
              UTILITIES -- ELECTRIC 9.12%
        825   DTE Energy Co.                                                       27,277
      2,600   Energy East Corp.                                                    61,100
      2,000   Illinova Corp.                                                       64,250
      1,050   Public Service Enterprise Group                                      36,750
      1,300   Texas Utilities Co.                                                  46,556
                                                                             ------------
                                                                                  235,933
                                                                             ------------
              UTILITIES -- TELEPHONE 2.14%
      1,900   BroadWing Inc.                                                       55,337
                                                                             ------------
TOTAL CREDIT SENSITIVE (Cost $639,410)                                            656,655
                                                                             ------------
                                      ENERGY 7.35%
              ENERGY PRODUCERS 5.27%
      1,300   Apache Corp.                                                         46,556
      2,550   Coastal Corp.                                                        89,888
                                                                             ------------
                                                                                  136,444
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MID-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              ENERGY EQUIPMENT & SERVICES 2.08%
        600   Noble Drilling Corp.**                                         $     16,725
      1,200   Pride International Inc.**                                           17,250
        700   Transocean Offshore Inc.                                             19,731
                                                                             ------------
                                                                                   53,706
                                                                             ------------
TOTAL ENERGY (Cost $165,975)                                                      190,150
                                                                             ------------
                                    HEALTHCARE 1.48%
              HEALTHCARE SERVICES 1.48%
      1,300   Trigon Healthcare Inc.**                                             38,269
                                                                             ------------
TOTAL HEALTHCARE (Cost $33,884)                                                    38,269
                                                                             ------------
                                     SERVICES 12.84%
              BUSINESS SERVICES 12.84%
      1,200   Hertz Corp. -- Class A**                                             50,775
      3,000   Interim Services Inc.**                                              55,312
      5,000   Management Network Group Inc.**                                     168,750
      1,100   Young & Rubicam Inc.                                                 57,406
                                                                             ------------
                                                                                  332,243
                                                                             ------------
TOTAL SERVICES (Cost $240,835)                                                    332,243
                                                                             ------------
                                    TECHNOLOGY 27.65%
              COMPUTER HARDWARE 9.72%
      2,500   American Power Conversion Corp.**                                    59,531
        650   Apple Computer Inc.**                                                63,618
        500   Finisar Corp.**                                                      57,625
      1,025   NCR Corp.**                                                          33,633
      1,000   Seagate Technology Inc.**                                            37,000
                                                                             ------------
                                                                                  251,407
                                                                             ------------
              COMPUTER SERVICES & SOFTWARE 4.08%
        950   Sterling Software Inc.**                                             24,997
        550   Symantec Corp.**                                                     25,678
        300   Synopsys Inc.**                                                      21,713
        800   Veeco Instruments Inc.**                                             33,100
                                                                             ------------
                                                                                  105,488
                                                                             ------------
              ELECTRONICS 7.51%
        600   AVX Corp.                                                            24,562
      1,500   Cypress Semiconductor Corp.**                                        40,875
        800   Etec Systems Inc.**                                                  34,400
        500   Lattice Semiconductor Corp.                                          22,375

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE MID-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
         --
        900   National Semiconductor Corp.**                                 $     38,250
        500   SCI Systems Inc.**                                                   33,938
                                                                             ------------
                                                                                  194,400
                                                                             ------------
              NETWORKING 2.43%
      1,600   Novell Inc.**                                                        31,300
        600   Xircom Inc.**                                                        31,500
                                                                             ------------
                                                                                   62,800
                                                                             ------------
              TELECOMMUNICATIONS 3.91%
        850   United States Cellular Corp.**                                      101,046
                                                                             ------------
TOTAL TECHNOLOGY (Cost $518,122)                                                  715,141
                                                                             ------------
TOTAL COMMON STOCKS (Cost $2,189,948)                                           2,528,984
                                                                             ------------
                                   MUTUAL FUNDS 1.91%
     49,524   Dreyfus Cash Management Fund                                         49,524
                                                                             ------------
TOTAL MUTUAL FUNDS (Cost $49,524)                                                  49,524
                                                                             ------------
TOTAL INVESTMENTS (Cost $2,239,472)                                 99.68%   $  2,578,508
Other Assets in Excess of Liabilities                                0.32%          8,084
                                                                   ------    ------------
NET ASSETS                                                         100.00%   $  2,586,592
                                                                   ======    ============

                     See Notes to Statements of Investments

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SMALL-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
                                  COMMON STOCKS 97.81%
                                  BASIC MATERIALS 6.69%
              METALS 1.08%
     10,800   AK Steel Holding Corp.                                         $    178,875
     27,000   Ryerson Tull Inc.                                                   551,812
                                                                             ------------
                                                                                  730,687
                                                                             ------------
              MULTI-INDUSTRY 0.88%
     16,540   Texas Industries Inc.                                               599,575
                                                                             ------------
              PAPER & PACKAGING 0.98%
     19,100   Boise Cascade Corp.                                                 661,338
                                                                             ------------
              TRANSPORTATION 3.75%
     18,100   America West Holdings Corp. -- Class B**                            365,394
     44,100   Arkansas Best Corp.**                                               551,250
     14,350   Oshkosh Truck Corp.                                                 396,419
     20,700   Roadway Express Inc.                                                411,412
     25,100   Transportation Technologies Industries Inc.**                       338,850
     11,500   USFreightways Corp.                                                 480,125
                                                                             ------------
                                                                                2,543,450
                                                                             ------------
TOTAL BASIC MATERIALS (Cost $4,705,772)                                         4,535,050
                                                                             ------------
                                   CAPITAL GOODS 6.92%
              AEROSPACE & DEFENSE 1.50%
     17,200   AAR Corp.                                                           283,800
     35,600   Kellstrom Industries Inc.**                                         311,500
      7,000   Moog Inc. -- Class A**                                              183,750
     11,500   Primex Technologies Inc.                                            235,031
                                                                             ------------
                                                                                1,014,081
                                                                             ------------
              ELECTRICAL EQUIPMENT 1.76%
     19,300   Belden Inc.                                                         386,000
     26,300   Cable Design Technologies Corp.**                                   629,556
     13,100   Stoneridge Inc.**                                                   176,850
                                                                             ------------
                                                                                1,192,406
                                                                             ------------
              MACHINERY & EQUIPMENT 2.71%
     15,300   Astec Industries Inc.                                               380,588
     15,900   Manitowoc Inc.                                                      484,950
     21,300   Terex Corp.**                                                       596,400
     25,700   Wabash National Corp.                                               377,469
                                                                             ------------
                                                                                1,839,407
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SMALL-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              OTHER -- CAPITAL GOODS 0.95%
     15,300   CommScope Inc.**                                               $    644,512
                                                                             ------------
TOTAL CAPITAL GOODS (Cost $5,498,729)                                           4,690,406
                                                                             ------------
                                CONSUMER CYCLICALS 16.34%
              AUTOMOTIVE 2.31%
     13,700   A.O. Smith Corp.                                                    301,400
     10,500   Arvin Industries Inc.                                               278,906
     17,800   Dura Automotive Systems Inc. -- Class A**                           369,350
     41,000   Tower Automotive Inc.**                                             615,000
                                                                             ------------
                                                                                1,564,656
                                                                             ------------
              BUILDING RELATED 3.31%
      5,800   Florida Rock Industries Inc.                                        181,250
     30,500   Haverty Furniture Companies, Inc.                                   419,375
     21,600   LaFarge Corp.                                                       583,200
     25,700   MDC Holdings Inc.                                                   383,894
      4,200   M/I Schottenstein Homes Inc.                                         66,150
     69,800   Morrison Knudsen Corp.**                                            606,387
                                                                             ------------
                                                                                2,240,256
                                                                             ------------
              HOTELS -- RESTAURANTS -- LEISURE 2.06%
     37,325   Monaco Coach Corp.**                                                802,487
     31,500   Winnebago Industries Inc.                                           594,563
                                                                             ------------
                                                                                1,397,050
                                                                             ------------
              RETAIL 8.66%
     78,700   Cato Corp. -- Class A                                             1,032,938
     35,300   Rent-Way Inc.**                                                     538,325
     19,400   REX Stores Corp.**                                                  723,863
     46,630   ShopKo Stores Inc.**                                              1,057,918
     49,800   Zale Corp.**                                                      2,521,125
                                                                             ------------
                                                                                5,874,169
                                                                             ------------
TOTAL CONSUMER CYCLICALS (Cost $10,902,406)                                    11,076,131
                                                                             ------------
                                 CONSUMER STAPLES 5.95%
              FOOD, BEVERAGES & TOBACCO 4.19%
      7,000   Adolph Coors Co. -- Class B                                         348,250
     25,100   Ben & Jerry's Homemade Inc. -- Class A**                            453,369
     13,400   Canandaigua Brands Inc. -- Class A**                                713,550
     44,500   Earthgrains Co.                                                     806,562
     20,300   Smithfield Foods Inc.**                                             520,188
                                                                             ------------
                                                                                2,841,919
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SMALL-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              HOUSEHOLD PRODUCTS 1.76%
     24,200   Church & Dwight Inc.                                           $    677,600
     24,500   Ladd Furniture Inc.**                                               517,562
                                                                             ------------
                                                                                1,195,162
                                                                             ------------
TOTAL CONSUMER STAPLES (Cost $4,607,350)                                        4,037,081
                                                                             ------------
                                 CREDIT SENSITIVE 27.56%
              BANKS 1.37%
     14,600   Bank United Corp. -- Class A                                        520,125
     33,000   East West Bancorp Inc.                                              406,313
                                                                             ------------
                                                                                  926,438
                                                                             ------------
              FINANCIAL SERVICES 7.14%
     13,400   Advest Group Inc.                                                   240,363
      7,000   Andover Bancorp Inc.                                                210,000
     25,100   Astoria Financial Corp.                                             791,434
      8,300   Dain Rauscher Corp.                                                 404,106
     37,200   Downey Financial Corp.                                              748,650
     51,400   Golden State Bancorp Inc.**                                         999,087
     38,100   Heller Financial Inc. -- Class A                                    842,963
      9,669   MAF Bancorp Inc.                                                    214,531
     44,600   Sovereign Bancorp Inc.                                              395,825
                                                                             ------------
                                                                                4,846,959
                                                                             ------------
              INSURANCE 4.93%
     12,400   Chicago Title Corp.                                                 563,425
     16,921   Delphi Financial Group Inc. -- Class A**                            524,544
     18,100   Enhance Financial Services Group Inc.                               309,963
     22,900   FBL Financial Group Inc. -- Class A                                 397,887
     11,500   LandAmerica Financial Group Inc.                                    223,531
     11,200   MONY Group Inc.                                                     330,400
      8,600   PMI Group Inc.                                                      429,463
     11,500   Radian Group Inc.                                                   562,063
                                                                             ------------
                                                                                3,341,276
                                                                             ------------
              REITS 7.59%
     21,300   Annaly Mortgage Management Inc.                                     185,044
     20,700   Bradley Real Estate Inc.                                            372,600
     28,900   Brandywine Realty Trust                                             485,881
     38,100   EastGroup Properties Inc.                                           661,987
     17,500   Essex Property Trust Inc.                                           567,656
     20,700   Innkeepers USA Trust                                                163,013
     34,000   Liberty Property Trust                                              775,625
     17,200   Mack-Cali Realty Corp.                                              424,625

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SMALL-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
     17,200   Mills Corp.                                                    $    290,250
     19,400   Parkway Properties Inc.                                             579,575
     31,500   Prentiss Properties Trust                                           637,875
                                                                             ------------
                                                                                5,144,131
                                                                             ------------
              UTILITIES -- ELECTRIC 6.53%
     22,900   Calpine Corp.**                                                   1,351,100
     13,440   Central Hudson Gas & Electric Corp.                                 449,400
     26,700   Cleco Corp.                                                         871,087
     16,681   NSTAR                                                               692,262
     27,000   RGS Energy Group Inc.                                               602,437
      8,900   United Illuminating Co.**                                           460,575
                                                                             ------------
                                                                                4,426,861
                                                                             ------------
TOTAL CREDIT SENSITIVE (Cost $20,952,451)                                      18,685,665
                                                                             ------------
                                      ENERGY 4.02%
              ENERGY EQUIPMENT & SERVICES 0.91%
      6,400   Seacor Smit Inc.**                                                  332,000
     42,200   Seitel Inc.**                                                       284,850
                                                                             ------------
                                                                                  616,850
                                                                             ------------
              ENERGY PRODUCERS 3.11%
     34,000   Louis Dreyfus Natural Gas**                                         612,000
     58,100   Ocean Energy Inc.**                                                 443,013
     29,200   Pennzoil-Quaker State Co.                                           302,950
     62,500   Tesoro Petroleum Corp.**                                            750,000
                                                                             ------------
                                                                                2,107,963
                                                                             ------------
TOTAL ENERGY (Cost $3,281,247)                                                  2,724,813
                                                                             ------------
                                    HEALTHCARE 9.21%
              BIOTECHNOLOGY 0.69%
     18,400   Conmed Corp.**                                                      464,600
                                                                             ------------
              DRUGS & HEALTHCARE PRODUCTS 5.68%
     10,200   C.R. Bard Inc.                                                      553,987
     49,800   Dura Pharmaceuticals Inc.**                                         648,956
     13,100   Medco Research Inc.**                                               348,788
      8,600   Medicis Pharmaceutical Corp. -- Class A**                           302,075
     18,100   Polymedica Corp.**                                                  316,750
     52,100   Roberts Pharmaceuticals Corp.**                                   1,683,481
                                                                             ------------
                                                                                3,854,037
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SMALL-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              HEALTHCARE SERVICES 2.84%
     52,290   Bindley Western Industries Inc.                                $    692,842
     41,900   Trigon Healthcare Inc.**                                          1,233,431
                                                                             ------------
                                                                                1,926,273
                                                                             ------------
TOTAL HEALTHCARE (Cost $5,819,532)                                              6,244,910
                                                                             ------------
                                     SERVICES 5.00%
              BUSINESS SERVICES 5.00%
     57,100   Avis Rent A Car Inc.**                                            1,092,037
     24,800   Dollar Thrifty Automotive Group Inc.**                              489,800
     66,300   Personnel Group of America Inc.**                                   517,969
     24,500   Pomeroy Computer Resources**                                        306,250
     53,200   Safety-Kleen Corp.**                                                625,100
     18,400   URS Corp.**                                                         358,800
                                                                             ------------
                                                                                3,389,956
                                                                             ------------
TOTAL SERVICES (Cost $3,867,390)                                                3,389,956
                                                                             ------------
                                    TECHNOLOGY 16.12%
              COMPUTER -- HARDWARE 0.91%
     29,500   In Focus Systems Inc.**                                             615,813
                                                                             ------------
              COMPUTER SERVICES & SOFTWARE 7.88%
     39,100   Ardent Software Inc.**                                            1,026,375
     39,700   Best Software Inc.**                                              1,032,200
     15,600   Midway Games Inc.**                                                 337,350
     15,300   Progress Software Corp.**                                           610,088
     36,500   Sterling Software Inc.**                                            960,406
     21,900   Symantec Corp.**                                                  1,022,456
      9,500   Zomax Inc.**                                                        351,797
                                                                             ------------
                                                                                5,340,672
                                                                             ------------
              ELECTRONICS 5.92%
     15,000   Dallas Semiconductor Corp.                                          865,313
     12,200   Exar Corp.**                                                        593,225
     39,100   Integrated Device Technology Inc.**                                 921,294
     63,200   International Rectifier Corp.**                                   1,279,800
     33,600   Telecom Semiconductor Inc.**                                        357,000
                                                                             ------------
                                                                                4,016,632
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE SMALL-CAP OPPORTUNITY FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              TELECOMMUNICATIONS 1.41%
     49,200   InterVoice-Brite Inc.**                                        $    741,075
     10,500   Teltrend Inc.**                                                     219,187
                                                                             ------------
                                                                                  960,262
                                                                             ------------
TOTAL TECHNOLOGY (Cost $8,300,954)                                             10,933,379
                                                                             ------------
TOTAL COMMON STOCKS (Cost $67,935,831)                                         66,317,391
                                                                             ------------
                                   MUTUAL FUNDS 2.89%
  1,959,053   Dreyfus Cash Management Fund                                      1,959,053
                                                                             ------------
TOTAL MUTUAL FUNDS (Cost $1,959,053)                                            1,959,053
                                                                             ------------
               INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 1.10%
                                   MUTUAL FUNDS 1.10%
    130,703   AIM Liquid Assets Fund                                              130,703
    616,782   Mitchell Hutchins Private Money Market Fund(2)                      616,782
                                                                             ------------
                                                                                  747,485
                                                                             ------------
TOTAL INVESTMENTS OF CASH
  COLLATERAL FOR SECURITIES LOANED (Cost $747,485)                                747,485
TOTAL INVESTMENTS (Cost $70,642,369)                               101.80%   $ 69,023,929
Liabilities)in Excess of Other Assets                               (1.80%
                                                                               (1,221,568)
                                                                   ------    ------------
NET ASSETS                                                         100.00%   $ 67,802,361
                                                                   ======    ============

                     See Notes to Statements of Investments

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE LONG-TERM BOND FUND
NOVEMBER 30, 1999

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
                                 CORPORATE BONDS 49.17%
                                    FINANCIAL 20.91%
              FINANCIAL SERVICES 0.69%
$   150,000   Firstar Bank NA, 7.125%, 12/01/2009                            $    147,742
                                                                             ------------
              INSURANCE 8.14%
    230,000   Aetna Services Inc., 7.625%, 08/15/2026                             213,707
    250,000   Geico Corp., 9.15%, 09/15/2021                                      269,554
    250,000   Leucadia National Corp., 7.75%, 08/15/2013                          249,391
    500,000   Lincoln National Insurance Corp., 9.125%, 10/01/2024                536,750
    125,000   Progressive Corp., 6.625%, 03/01/2029                               105,874
    400,000   Zurich Reinsurance Centre Holdings, 7.125%, 10/15/2023              355,019
                                                                             ------------
                                                                                1,730,295
                                                                             ------------
              REITS 12.08%
    100,000   Avalon Bay Communities Inc., 6.50%, 07/15/2003                       96,514
    100,000   Centerpoint Property Trust, 6.75%, 04/01/2005                        93,831
    175,000   Equity Office Properties Trust, 6.625%, 02/15/2005                  166,909
    250,000   ERP Operating Ltd. Partnership, 7.57%, 08/15/2026                   242,681
    250,000   Health Care Properties, 6.50%, 02/15/2006                           211,667
    300,000   Kimco Realty Corp., 6.83%, 11/14/2005                               286,699
    150,000   Nationwide Health Property, 7.23%, 11/08/2006                       127,540
    250,000   New Plan Realty Trust, 7.75%, 04/06/2005                            249,977
    125,000   Price Development Co. LP, 7.29%, 03/11/2008                         114,546
    375,000   Property Trust of America, 6.875%, 02/15/2008                       355,292
    250,000   Rouse Co., 8.50%, 01/15/2003                                        254,279
    200,000   Security Capital Industrial Trust, 7.95%, 05/15/2008                197,736
    175,000   Weingarten Realty Investors Trust, 7.22%, 06/01/2005                170,389
                                                                             ------------
                                                                                2,568,060
                                                                             ------------
TOTAL FINANCIAL (Cost $4,536,821)                                               4,446,097
                                                                             ------------
                                    INDUSTRIAL 19.32%
              AEROSPACE & DEFENSE 2.29%
    250,000   Lockheed Martin Corp., 7.70%, 06/15/2008                            240,936
    260,000   Raytheon Co., 6.50%, 07/15/2005                                     245,065
                                                                             ------------
                                                                                  486,001
                                                                             ------------
              CHEMICALS 3.72%
    500,000   Borden Inc., 7.875%, 02/15/2023                                     403,174
    400,000   Lubrizol Corp., 7.25%, 06/15/2025                                   387,652
                                                                             ------------
                                                                                  790,826
                                                                             ------------
              HOSPITAL EQUIPMENT 1.03%
    200,000   Hillenbrand Industries Inc., 8.50%, 12/01/2011                      220,057
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE LONG-TERM BOND FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
              HOTELS -- RESTAURANTS -- LEISURE 3.87%
$   150,000   Circus Circus Enterprises Inc., 6.45%, 02/01/2006              $    133,320
    250,000   Hilton Hotels Corp., 7.95%, 04/15/2007                              236,010
    175,000   Marriott International Inc., 6.875%, 11/15/2005                     167,024
              Mirage Resorts Inc.:
     50,000   7.25%, 10/15/2006                                                    46,198
     50,000   6.75%, 08/01/2007                                                    44,331
    200,000   Park Place Entertainment Corp., 8.50%, 11/15/2006                   196,787
                                                                             ------------
                                                                                  823,670
                                                                             ------------
              MEDIA -- PUBLISHING -- CABLE 3.33%
    175,000   AT&T Corp., 6.50%, 03/15/2029                                       153,572
    300,000   Cox Communications Inc., 7.625%, 06/15/2025                         292,385
    275,000   Time Warner Inc., 7.25%, 10/15/2017                                 263,275
                                                                             ------------
                                                                                  709,232
                                                                             ------------
              OIL COMPANIES 1.01%
    100,000   Burlington Resources, 7.375%, 03/01/2029                             95,373
    125,000   Conoco Inc., 6.35%, 04/15/2009                                      118,294
                                                                             ------------
                                                                                  213,667
                                                                             ------------
              RETAIL 3.43%
    500,000   K Mart Corp., 7.95%, 02/01/2023                                     442,712
              Penney (JC) Co Inc.:
     75,000   7.40%, 04/01/2037                                                    72,162
    120,000   7.625%, 03/01/2097                                                   95,113
    125,000   Pep Boys -- Manny, Moe & Jack, 6.52%, 07/16/2007                    120,228
                                                                             ------------
                                                                                  730,215
                                                                             ------------
              TELEPHONE 0.64%
    150,000   BellSouth Capital Funding, 7.12%, 07/15/2097                        135,772
                                                                             ------------
TOTAL INDUSTRIAL (Cost $4,264,941)                                              4,109,440
                                                                             ------------
                                  TRANSPORTATION 7.43%
              AIR TRANSPORTATION 7.43%
    350,000   AMR Corp., 10.00%, 04/15/2021                                       401,922
    125,000   Atlas Air Inc. Pass-Through Certificates, Series 991A 7.20%,
              01/02/2019                                                          117,057
    250,000   Continental Airlines Inc. Pass-Through Certificates, Series
              99-2, Class B, 7.566%, 03/15/2020                                   242,596
    315,102   Jet Equipment Trust Series 95-B, 7.83%, 02/15/2015(1)               308,506

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE LONG-TERM BOND FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
$   220,137   United Airlines Inc. Pass-Through Certificates, Series
              95-A1, 9.02%, 04/19/2012                                       $    228,182
    148,292   US Airways Inc. Pass-Through Certificates, Series 98-1,
              6.85%, 01/30/2018                                                   135,014
    150,000   US Airways Inc. Pass-Through Certificates, Series 99-1,
              8.36%, 07/20/2020                                                   147,457
                                                                             ------------
                                                                                1,580,734
                                                                             ------------
TOTAL TRANSPORTATION (Cost $1,557,338)                                          1,580,734
                                                                             ------------
                             UTILITIES 1.51%
              ELECTRIC & OTHER SERVICES COMBINED 0.86%
    200,000   Pacificorp, 5.65%, 11/01/2006                                       183,004
                                                                             ------------
              NATURAL GAS 0.65%
    150,000   KN Energy Inc., 7.25%, 03/01/2028                                   137,191
                                                                             ------------
TOTAL UTILITIES (Cost $349,079)                                                   320,195
                                                                             ------------
TOTAL CORPORATE BONDS (Cost $10,708,179)                                       10,456,466
                                                                             ------------
                            MORTGAGE-BACKED SECURITIES 1.50%
    340,572   FHLMC Pool #G00336, 6.00%, 10/01/2024                               319,468
                                                                             ------------
TOTAL MORTGAGE-BACKED SECURITIES (Cost $318,312)                                  319,468
                                                                             ------------
                    U.S. GOVERNMENT TREASURIES 47.64%
              U.S. TREASURY BONDS 28.41%
    200,000   7.875%, 02/15/2021                                                  228,875
    800,000   8.125%, 08/15/2021                                                  939,750
  1,750,000   6.25%, 08/15/2023                                                 1,692,579
  1,500,000   6.00%, 02/15/2026                                                 1,405,313
  1,750,000   6.625%, 02/15/2027                                                1,774,063
                                                                             ------------
                                                                                6,040,580
                                                                             ------------
              U.S. GOVERNMENT ZERO COUPON STRIPS 19.23%
  4,000,000   8/15/2011                                                         1,859,824
  1,500,000   8/15/2016                                                           496,401
    650,000   11/15/2016                                                          211,583
  3,000,000   8/15/2018                                                           874,428
  2,500,000   8/15/2020                                                           647,720
                                                                             ------------
                                                                                4,089,956
                                                                             ------------
TOTAL U.S. GOVERNMENT TREASURIES (Cost 10,446,523)                             10,130,536
                                                                             ------------
                                   MUTUAL FUNDS 0.26%
     54,840   Dreyfus Cash Management Fund                                         54,840
                                                                             ------------
TOTAL MUTUAL FUNDS (Cost $54,840)                                                  54,840
                                                                             ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE LONG-TERM BOND FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                      MARKET
  AMOUNT                                                                        VALUE
-----------                                                                  ------------
                             INVESTMENTS OF CASH COLLATERAL
                              FOR SECURITIES LOANED 2.54%
                                   MUTUAL FUNDS 2.54%
    224,694   Aim Liquid Assets Fund                                         $    224,694
    315,306   Mitchell Hutchins Private Money Market Fund(2)                      315,306
                                                                             ------------
TOTAL MUTUAL FUNDS (Cost $540,000)                                                540,000
                                                                             ------------
TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
(Cost $540,000)                                                                   540,000
                                                                             ------------
TOTAL INVESTMENTS (Cost $22,067,854)                               101.11%   $ 21,501,310
Liabilities)in Excess of Other Assets                               (1.11%
                                                                                 (234,954)
                                                                   ------    ------------
NET ASSETS                                                         100.00%   $ 21,266,356
                                                                   ======    ============


                     See Notes to Statements of Investments

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE INTERMEDIATE-TERM BOND FUND
NOVEMBER 30, 1999

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
                                 CORPORATE BONDS 64.26%
                                    FINANCIAL 29.30%
              FINANCIAL SERVICES 4.85%
$   450,000   Beneficial Corp., 6.25%, 02/18/2013                           $    444,169
    250,000   Firstar Bank NA, 7.125%, 12/01/2009                                246,236
    500,000   Ford Motor Credit Co., 5.75%, 02/23/2004                           478,021
    300,000   Heller Financial, Inc., Series MTNI, 6.50%, 07/22/2002             296,249
    150,000   Transamerica Financial Corp., 7.25%, 08/15/2002                    150,561
    200,000   Wells Fargo Bank NA, 6.625%, 07/15/2004                            197,740
                                                                            ------------
                                                                               1,812,976
                                                                            ------------
              INSURANCE 1.95%
    750,000   Aetna Services Inc., 7.125%, 08/15/2006                            728,860
                                                                            ------------
              INVESTMENT BANKING/BROKERAGE 1.23%
    475,000   Donaldson, Lufkin & Jenrette, Inc., 5.875%, 04/01/2002             462,878
                                                                            ------------
              REITS 21.27%
    300,000   Avalon Bay Communities Inc., 6.50%, 07/15/2003                     289,543
    300,000   Camden Property Trust, 7.00%, 04/15/2004                           290,546
    400,000   Centerpoint Property Trust, 6.75%, 04/01/2005                      375,322
    600,000   Corporate Property Investors, 7.75%, 08/15/2004(1)                 603,304
    375,000   CP Limited Partnership 6.92%, 12/10/2004                           345,677
    500,000   Developers Diversified Realty Trust, 6.95%, 07/23/2004             476,399
    375,000   Evans Withycombe Residential Trust, 7.50%, 04/15/2004              377,274
    400,000   Health Care Properties, 6.50%, 02/15/2006                          338,668
  1,000,000   Kimco Realty Corp., 6.83%, 11/14/2005                              955,662
    425,000   Nationwide Health Property Trust, 7.23%, 11/08/2006                361,364
  1,000,000   New Plan Realty Trust, 7.75%, 04/06/2005                           999,906
    200,000   Price Development Co. LP, 7.29%, 03/11/2008                        183,273
    350,000   Security Capital Industrial Trust, 7.95%, 05/15/2008               346,039
    300,000   United Dominion Realty Trust Inc., 8.125%, 11/15/2000              302,274
    750,000   Washington Real Estate Investment Trust, 7.125%, 08/13/2003        739,681
  1,000,000   Weingarten Realty Investors Trust, 7.22%, 06/01/2005               973,651
                                                                            ------------
                                                                               7,958,583
                                                                            ------------
TOTAL FINANCIAL (Cost $11,285,328)                                            10,963,297
                                                                            ------------
                                   INDUSTRIAL 22.27%
              AEROSPACE & DEFENSE 3.69%
    790,000   Raytheon Co., 6.50%, 07/15/2005                                    744,622
    650,000   Rockwell International Corp., 6.625%, 06/01/2005                   637,836
                                                                            ------------
                                                                               1,382,458
                                                                            ------------

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE INTERMEDIATE-TERM BOND FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
              CHEMICALS -- DIVERSIFIED 0.54%
$   200,000   Olin Corp., 8.00%, 06/15/2002                                 $    204,453
                                                                            ------------
              HOSPITAL EQUIPMENT 0.96%
    325,000   Hillenbrand Industries Inc., 8.50%, 12/01/2011                     357,593
                                                                            ------------
              HOTELS -- RESTAURANTS -- LEISURE 4.65%
    350,000   Circus Circus Enterprises Inc., 6.45%, 02/01/2006                  311,080
    600,000   Hilton Hotels Corp., 7.95%, 04/15/2007                             566,425
    300,000   Marriott International Inc., 6.875%, 11/15/2005                    286,326
              Mirage Resorts Inc.:
    100,000   7.25%, 10/15/2006                                                   92,396
    100,000   6.75%, 08/01/2007                                                   88,663
    400,000   Park Place Entertainment Corp., 8.50%, 11/15/2006                  393,574
                                                                            ------------
                                                                               1,738,464
                                                                            ------------
              MEDIA -- PUBLISHING -- CABLE 7.11%
    350,000   AT&T Corp., 6.00%, 03/15/2009                                      322,933
    500,000   Cox Communications Inc., 6.375%, 06/15/2000                        500,721
    750,000   New York Times Co., 7.625%, 03/15/2005                             775,003
  1,000,000   Time Warner Entertainment Co., 9.625%, 05/01/2002                1,060,887
                                                                            ------------
                                                                               2,659,544
                                                                            ------------
              METALS 3.11%
  1,000,000   CSR America Inc., 6.875%, 07/21/2005                               961,765
    225,000   Cyprus Amax Minerals Co., 6.625%, 10/15/2005                       203,634
                                                                            ------------
                                                                               1,165,399
                                                                            ------------
              OIL COMPANIES 0.58%
    225,000   Conoco Inc., 5.90%, 04/15/2004                                     216,915
                                                                            ------------
              RETAIL 1.63%
    400,000   Penney (JC) Co. Inc., 7.25%, 04/01/2002                            394,448
    225,000   Pep Boys -- Manny, Moe & Jack, 6.52%, 07/16/2007                   216,411
                                                                            ------------
                                                                                 610,859
                                                                            ------------
TOTAL INDUSTRIAL (Cost $8,472,143)                                             8,335,685
                                                                            ------------
                                 TRANSPORTATION 10.00%
              AIR TRANSPORTATION 10.00%
    175,000   America West Airlines Inc. Pass-Through Certificates, Series
              1999-1, Class G 7.93%, 01/02/2019(1)                               173,597
    724,219   American Airlines Inc., Series 1991, 9.71%, 01/02/2007             751,960
    464,969   Continental Airlines Inc. Pass-Through Certificates, Series
              962A 7.75%, 07/02/2014                                             463,623
    200,000   Continental Airlines Inc. Pass-Through Certificates, Series
              99-2, Class B, 7.566%, 03/15/2020                                  194,077

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE INTERMEDIATE-TERM BOND FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
$   972,314   Jet Equipment Trust, Series 95-B, 7.83%, 02/15/2015(1)        $    951,962
    880,549   United Airlines Inc. Pass-Through Certificates, Series 95-A1
              9.02%, 04/19/2012                                                  912,728
    321,298   US Airways Inc. Pass-Through Certificates, Series 98-1,
              6.85%, 01/30/2018                                                  292,531
                                                                            ------------
                                                                               3,740,478
                                                                            ------------
TOTAL TRANSPORTATION (Cost $3,748,313)                                         3,740,478
                                                                            ------------
                                    UTILITIES 2.69%
              ELECTRIC & OTHER SERVICES COMBINED 2.69%
    200,000   Duke Capital Corp., 7.25%, 10/01/2004                              200,749
    400,000   Edison International Inc., 6.875%, 09/15/2004                      394,608
    450,000   Pacificorp, 5.65%, 11/01/2006                                      411,759
                                                                            ------------
                                                                               1,007,116
                                                                            ------------
TOTAL UTILITIES (Cost $1,046,239)                                              1,007,116
                                                                            ------------
TOTAL CORPORATE BONDS (Cost $24,552,023)                                      24,046,576
                                                                            ------------
                    ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE
                    OBLIGATIONS & MORTGAGE-BACKED SECURITIES 20.82%
              ASSET-BACKED SECURITIES 11.89%
    500,000   American Express Master Trust, 5.90%, 04/15/2004                   488,922
    250,000   Americredit Automobile Receivables Trust, Series 1999-B,
              Class A4, 5.96%, 03/05/2006                                        245,684
    250,000   Arcadia Automobile Receivables Trust, Series 1999-C, Class
              A3, 7.20%, 06/15/2007                                              251,704
              California Infrastructure PG&E-1, Series 1997-1, Class A-5:
    250,000   6.25%, 06/25/2004                                                  248,224
    100,000   6.32%, 09/25/2005                                                   98,930
    375,000   Capital Auto Receivables Asset Trust, Series 1999-2, Class
              A4, 6.30%, 09/15/2001                                              373,254
    525,000   Carco Auto Loan Master Trust, Series 1991-1, Class A2,
              5.78%, 03/15/2004                                                  514,025
    250,000   COMED Transitional Funding Trust, Series 1998-1, Class A2,
              5.29%, 06/25/2003                                                  246,614
    150,000   COMED Transitional Funding Trust, Series 1998-1, Class A6,
              5.63%, 06/25/2009                                                  140,528
    450,000   Ford Credit Auto Owners Trust, Series 1998-C, Class A-4,
              5.81%, 03/15/2002                                                  448,279
    140,687   Household Automobile Revolving Trust I, Series 1998-1, Class
              B1, 6.30%, 05/17/2005                                              140,346
    375,000   John Deere Owner Trust, Series 1999-A, Class A4, 6.12%,
              10/17/2005                                                         368,143
    340,000   Newcourt Equipment Trust Securities, Series 1998-1, Class
              A3, 5.24%, 12/20/2002                                              336,415

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE INTERMEDIATE-TERM BOND FUND
NOVEMBER 30, 1999 (CONTINUED)

 SHARES OR
 PRINCIPAL                                                                     MARKET
  AMOUNT                                                                       VALUE
-----------                                                                 ------------
$   300,000   Sears Credit Account Master Trust, Series 1999-2, Class A,
              6.35%, 02/15/2007                                             $    298,405
    250,000   Union Acceptance Corp, Series 1998-B, Class A3, 5.875%,
              08/08/2002                                                         249,324
                                                                            ------------
                                                                               4,448,797
                                                                            ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS 0.57%
    209,340   Collateralized Mortgage Securities Corp., Series 1988-4,
              Class B, 8.75%, 04/20/2019                                         215,381
                                                                            ------------
              MORTGAGE-BACKED SECURITIES 8.36%
    468,425   FHLMC Pool #E77605, 6.00%, 06/01/2014                              448,800
  1,413,372   FHLMC Pool #G00336, 6.00%, 10/01/2024                            1,325,793
    686,998   FNMA Pool #303845, 7.00%, 05/01/2011                               685,280
    628,481   GNMA Pool #780019, 9.50%, 12/15/2009                               669,191
                                                                            ------------
                                                                               3,129,064
                                                                            ------------
TOTAL ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE
  OBLIGATIONS & MORTGAGE-BACKED SECURITIES (Cost $7,791,508)                   7,793,242
                                                                            ------------
                      U.S. GOVERNMENT AGENCIES & TREASURIES 11.00%
              U.S. GOVERNMENT TREASURIES 9.73%
              U.S. Treasury Notes:
  1,000,000   6.875%, 03/31/2000                                               1,005,000
    500,000   6.75%, 04/30/2000                                                  502,500
  1,000,000   6.25%, 04/30/2001                                                1,004,375
  1,000,000   7.875%, 08/15/2001                                               1,030,000
    100,000   5.75%, 08/15/2003                                                   98,844
                                                                            ------------
                                                                               3,640,719
                                                                            ------------
              U.S. GOVERNMENT AGENCIES 1.27%
    500,000   FNMA 5.125%, 02/13/2004                                            473,952
                                                                            ------------
TOTAL U.S. GOVERNMENT AGENCIES & TREASURIES (Cost $4,147,642)                  4,114,671
                                                                            ------------
                                   MUTUAL FUNDS 2.60%
    971,695   Dreyfus Cash Management Fund                                       971,695
                                                                            ------------
TOTAL MUTUAL FUNDS (Cost $971,695)                                               971,695
                                                                            ------------
TOTAL INVESTMENTS (Cost $37,462,868)                                98.68%  $ 36,926,184
Other Assets in Excess of Liabilities                                1.32%       491,093
                                                                   ------   ------------
NET ASSETS                                                         100.00%  $ 37,417,277
                                                                   ======   ============

                     See Notes to Statements of Investments

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
NOVEMBER 30, 1999

SHARES OR                                                                BOND
PRINCIPAL                                                               RATING        MARKET
  AMOUNT                                                              MOODY'S/S&P      VALUE
----------                                                            -----------   -----------
                       CERTIFICATES OF PARTICIPATION 5.95%
$  200,000   Bent County, Certificate of Participation, Jail
             Facility and County Project Lease Purchase Agreement,
             4.50%, 12/01/2010, Optional anytime @ 100.00, Asset
             Guaranty                                                     NR/AA     $   180,582
    80,000   Colorado State Board of Agriculture, Certificate of
             Participation, CSU Research Foundation Master Lease
             Purchase Agreement, 6.45%, 11/01/2001, Optional anytime
             @ 100.00, MBIA                                             Aaa/AAA          80,950
   200,000   El Paso County, Certificate of Participation, Lease
             Purchase Agreement, 4.40%, 12/01/2002 , Optional
             anytime @100.00, MBIA                                       Aaa/NR         200,066
   500,000   Fremont County, Certificate of Participation, Lease
             Purchase Agreement, 5.125%, 12/15/2011, Optional
             anytime @ 100.00, MBIA                                     Aaa/AAA         488,605
   110,000   Garfield County Building Corporation, Certificate of
             Participation, Correctional Facilities Improvements
             Lease Purchase Agreement, 4.55%, 12/01/2003, Optional
             anytime @ 100.00, AMBAC                                     NR/AAA         110,120
   500,000   Larimer County, Certificate of Participation,
             Courthouse & Jail Facilities Lease Purchase Agreement,
             4.75%, 12/15/2009, Optional anytime @ 100.00, FSA          Aaa/AAA         482,180
   100,000   Moffat County, Certificate of Participation, Public
             Safety Center Project Lease Purchase Agreement, 4.75%,
             06/01/2009, Optional anytime @ 100.00, AMBAC               Aaa/AAA          95,863
   250,000   State of Colorado, Certificate of Participation, Master
             Lease Purchase Agreement II, 5.10%, 11/01/2006,
             Optional anytime @ 100.00, MBIA                            Aaa/AAA         253,480
   510,000   Weld County, Certificate of Participation, Correctional
             Facilities Lease Purchase Agreement, 5.35%, 8/01/2010,
             Optional anytime @ 100.00, MBIA                            Aaa/AAA         511,714
                                                                                    -----------
TOTAL CERTIFICATES OF PARTICIPATION (Cost $2,444,379)                                 2,403,560
                                                                                    -----------
                         GENERAL OBLIGATION BONDS 64.89%
             COUNTY/CITY/SPECIAL DISTRICT/SCHOOL DISTRICT 64.89%
   100,000   Adams County School District 12, 7.25%, 12/15/2009,
             Prerefunded 12/15/1999 @ 100.00                              NR/A+         100,133
   500,000   Adams County School District 14, 5.30%, 12/01/2009,
             Optional 12/01/2007 @ 101.00, FSA                          Aaa/AAA         507,870
   100,000   Adams & Arapahoe Counties Joint School District 28J,
             5.75%, 12/01/2006, MBIA                                    Aaa/AAA         105,411
   100,000   Adams & Arapahoe Counties School District 29J, 5.40%,
             12/01/2009, Optional 12/01/2006 @ 100.00, MBIA             Aaa/AAA         101,866

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
NOVEMBER 30, 1999 (CONTINUED)

SHARES OR                                                                BOND
PRINCIPAL                                                               RATING        MARKET
  AMOUNT                                                              MOODY'S/S&P      VALUE
----------                                                            -----------   -----------
$  250,000   Adams & Weld Counties School District 27J, 5.55%,
             12/01/09, Optional 12/01/2006 @ 100.00, FGIC               Aaa/AAA     $   256,850
   500,000   Arapahoe County School District 1, 5.25%, 12/01/2013,
             Optional 12/01/2008 @ 100.00, FSA                          Aaa/AAA         488,855
             Arapahoe County School District 2:
   100,000   6.75%, 12/01/2004, Prerefunded 12/01/1999 @ 101.00          Aa3/NR         101,008
    25,000   6.75%, 12/01/2004, Escrowed to Maturity                     Aa3/NR          27,319
             Arapahoe County School District 5:
   250,000   5.25%, 12/15/2004, Optional 12/15/2003 @ 100.00             Aa2/AA         256,017
   500,000   5.50%, 12/15/2006                                           Aa2/AA         520,690
             Arapahoe County School District 6:
   250,000   5.50%, 12/01/2006                                           Aa2/AA         261,060
 1,000,000   5.00%, 12/01/2007                                           Aa2/AA       1,009,850
   250,000   Archuleta & Hinsdale Counties Joint School District 50
             JT, 5.50%, 12/01/2014, Optional 12/01/2006 @ 101.00,
             MBIA                                                       Aaa/AAA         248,730
   150,000   Archuleta & La Plata Counties School District No. 10
             JT-R, 4.20%, 12/01/2010, Optional 12/01/2008 @ 100.00,
             MBIA                                                       Aaa/AAA         135,144
   100,000   Basalt & Rural Fire Protection District, Eagle & Pitkin
             Counties, 5.20%, 12/01/2015, Optional 12/01/2006 @
             100.00, AMBAC                                              Aaa/AAA          95,869
   500,000   Boulder, Central Area General Improvement District,
             4.60%, 06/15/2011, Optional 06/15/2008 @ 101.00, AMBAC     Aaa/AAA         465,065
             Boulder & Gilpin Counties, Boulder Valley School
             District Re-2:
   500,000   5.90%, 10/15/2003, Optional 10/15/2001 @ 100.00             Aa3/AA         512,405
   250,000   5.55%, 12/01/2003                                           Aa3/AA         259,702
   100,000   5.50%, 12/01/2005, FGIC                                    Aaa/AAA         103,983
 1,000,000   5.00%, 12/01/2011, Optional 12/01/2007 @ 100.00, FGIC      Aaa/AAA         975,340
             Boulder, Larimer, & Weld Counties, St. Vrain Valley
             School District Re-1J:
   100,000   5.50%, 12/15/2004, Optional 12/15/2002 @ 101.00, MBIA      Aaa/AAA         103,367
   175,000   5.80%, 12/15/2007, Optional 12/15/2002 @ 101.00, MBIA      Aaa/AAA         181,872
   100,000   6.00%, 12/15/2010, Optional 12/15/2002 @ 101.00, MBIA      Aaa/AAA         104,395
   100,000   Breckenridge Summit County, 4.25%, 12/01/2009, Optional
             12/01/2008 @ 100.00, MBIA                                   Aaa/NR          91,491
   205,000   Brighton, Adams County, Water, 6.625%, 12/01/2011,
             Prerefunded 12/01/2001 @ 101.00, MBIA                      Aaa/AAA         216,138
   250,000   Broomfield, Boulder, Jefferson, Adams & Weld Counties,
             Water, 4.55%, 08/01/2010, Optional 08/01/2008 @ 100.00,
             FSA                                                        Aaa/AAA         233,150
   100,000   Carbondale & Rural Fire Protection District, Garfield,
             Gunnison & Pitkin Counties, 5.20%, 12/01/2010, Optional
             12/01/2004 @ 101.00, AMBAC                                 Aaa/AAA         100,349

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
NOVEMBER 30, 1999 (CONTINUED)

SHARES OR                                                                BOND
PRINCIPAL                                                               RATING        MARKET
  AMOUNT                                                              MOODY'S/S&P      VALUE
----------                                                            -----------   -----------
$  150,000   Chaffee County School District R-31, 5.10%, 12/01/2009,
             Optional 12/01/2006 @ 100.00, FSA                          Aaa/AAA     $   149,883
   425,000   Chaffee & Fremont Counties School District R-32J,
             5.00%, 12/01/2012, Optional 12/01/2007 @ 100.00, FSA       Aaa/AAA         410,805
   250,000   City & County of Denver Board Water Commissioners,
             5.50%, 10/01/2011                                          Aa2/AA+         257,440
   250,000   Clear Creek County School District Re-1, 5.40%,
             12/01/2011, Optional 12/01/2005 @ 100.00, MBIA             Aaa/AAA         252,422
             Douglas & Elbert Counties School District Re-1:
   250,000   5.75%, 12/15/2005, Optional 12/15/2001 @ 101.00, FGIC      Aaa/AAA         257,210
   250,000   6.15%, 12/15/2008, Optional 12/15/2004 @ 101.00, MBIA      Aaa/AAA         266,315
   250,000   6.50%, 12/15/2016, Prerefunded 12/15/2004 @ 101.00         Aaa/AAA         273,020
             Eagle, Garfield & Routt Counties School District
             Re-50J:
    85,000   5.60%, 12/01/2001, FGIC                                    Aaa/AAA          87,201
   200,000   5.75%, 12/01/2003, Optional 12/01/2002 @ 100.00, FGIC      Aaa/AAA         206,948
   500,000   4.40%, 12/01/2010, Optional 12/01/2009 @ 101.00, FGIC      Aaa/AAA         458,535
             El Paso County School District 2:
   100,000   5.70%, 12/01/2014, Prerefunded 12/01/2005 @ 100.00          Aa3/NR         104,911
   250,000   5.25%, 12/01/2012, Optional 12/01/2010 @ 100.00, MBIA      Aaa/AAA         249,067
   125,000   El Paso County School District 3, 6.20%, 12/15/2000,
             Optional 12/15/1999 @ 100.75, MBIA                         Aaa/AAA         127,262
   500,000   El Paso County School District 11, 5.50%, 12/01/2014,
             Optional 12/01/2007 @ 103.00                                Aa3/AA         497,475
             El Paso County School District 12:
    80,000   5.90%, 09/15/2004                                           Aa1/NR          84,392
   500,000   4.70%, 09/15/2014, Optional 09/15/2008 @ 100.00             Aa1/NR         454,445
   250,000   El Paso County School District 20, 5.70%, 12/15/2006,
             FGIC                                                       Aaa/AAA         262,847
   275,000   El Paso County School District 38, 4.60%, 12/01/2013,
             Optional 12/01/2008 @ 100.00, AMBAC                        Aaa/AAA         246,480
   125,000   El Paso County School District 49, 6.75%, 12/01/2004,
             Optional 12/01/2000 @ 100.00, MBIA                         Aaa/AAA         128,224
   250,000   Elbert County School District C-1 Elizabeth, 4.40%,
             12/01/2011, Optional 12/01/2009 @ 100.00                   Aa3/AA-         224,685
   200,000   Fort Collins, Larimer County, Water, 5.55%, 12/01/2003,
             Optional 12/01/2002 @ 101.00                                Aa1/AA         207,586
             Garfield County School District Re-2:
   250,000   4.30%, 12/01/2008, FSA                                     Aaa/AAA         235,842
   250,000   4.50%, 12/01/2011, Optional 12/01/2007 @ 100.00, FSA       Aaa/AAA         231,985
             Garfield, Pitkin & Eagle Counties Roaring Fork School
             District Re-1:
   500,000   5.125%, 12/15/2010, Optional 12/15/2005 @ 102.00, MBIA     Aaa/AAA         497,695
   250,000   6.60%, 12/15/2014, Prerefunded 06/15/2004 @ 101.00,        Aaa/AAA         272,202
             MBIA

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
NOVEMBER 30, 1999 (CONTINUED)

SHARES OR                                                                BOND
PRINCIPAL                                                               RATING        MARKET
  AMOUNT                                                              MOODY'S/S&P      VALUE
----------                                                            -----------   -----------
$  500,000   Grand County, East Grand School District 2, 5.00%,
             12/01/2017, Optional 12/01/2008 @ 100.00, AMBAC            Aaa/AAA     $   453,595
   250,000   Greenwood South Metropolitan District, Arapahoe County,
             5.50%, 12/01/2004, MBIA                                    Aaa/AAA         259,840
   150,000   Gunnison & Saguache Counties, Watershed School District
             Re-1J, 6.00%, 12/01/2005, MBIA                             Aaa/AAA         159,855
   250,000   Inverness Metropolitan Improvement District, Arapahoe &
             Douglas Counties, 4.40%, 09/01/2010, Optional
             09/01/2009, @ 100.00, FSA                                  Aaa/AAA         232,458
             Jefferson County School District R-1:
   100,000   5.75%, 12/15/2003, Prerefunded 12/15/2002 @ 101.00,
             AMBAC                                                      Aaa/AAA         104,678
   500,000   5.90%, 12/15/2004, Prerefunded 12/15/2002 @ 101.00,
             AMBAC                                                      Aaa/AAA         525,505
   500,000   Kit Carson & Yuma Counties, Burlington School District
             R-6J, 4.75%, 12/01/2018, Optional 12/01/2008 @ 100.00,
             FSA                                                        Aaa/AAA         430,720
   250,000   Lafayette, Boulder County, 4.75%, 12/15/2010, Optional
             12/15/2008 @ 100.00, FGIC                                  Aaa/AAA         239,823
   250,000   La Plata County School District 9-R, 5.25%, 11/01/2005,
             MBIA                                                       Aaa/AAA         256,633
             Larimer County, Poudre School District R-1:
   125,000   7.00%, 12/15/2008, Prerefunded 12/15/2001 @ 101.00           NR/NR         132,496
   500,000   5.00%, 12/15/2016, Optional 12/15/2008 @ 100.00, FSA       Aaa/AAA         457,555
             Larimer, Weld, & Boulder Counties, Thompson School
             District R2-J:
   500,000   5.40%, 12/15/2013, Optional 06/15/2007 @ 101.00, FGIC      Aaa/AAA         497,070
   250,000   5.45%, 12/15/2016, Optional 06/15/2007 @ 101.00, FGIC      Aaa/AAA         242,440
   500,000   Mesa County Valley School District 51, 5.40 %,
             12/01/2012, Optional 12/01/2006 @ 101.00, MBIA             Aaa/AAA         501,285
   100,000   Mesa & Garfield Counties, School District 49 JT
             Debeque, 4.25%, 12/01/2009, Optional 12/01/2008 @
             100.00, MBIA                                               Aaa/AAA          92,589
   150,000   Montezuma County School District Re-4A, 5.10%,
             12/01/2010, Optional 12/01/2007 @ 101.00, MBIA             Aaa/AAA         149,127
   500,000   Morgan County School District Re-3, Fort Morgan, 4.80%,
             12/01/2018, Optional 12/01/2009 @ 100.00, AMBAC            Aaa/AAA         434,770
   250,000   Northglenn, Adams County, Water and Sewer, 5.50%,
             12/01/2006, Optional 12/01/2004 @ 101.00, FSA              Aaa/AAA         259,335
   100,000   Otero County, East Otero School District R-1, 5.05%,
             12/15/2009, Optional 12/15/2005 @ 100.00, FSA              Aaa/AAA          99,764
   250,000   Park County Platte Canyon School District 1, 4.30%,
             12/01/2010, Optional 12/01/2008 @ 101.00, MBIA             Aaa/AAA         230,458
   100,000   Pitkin County School District Re-1, 5.50%, 11/15/2000,
             AMBAC                                                      Aaa/AAA         101,426

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
NOVEMBER 30, 1999 (CONTINUED)

SHARES OR                                                                BOND
PRINCIPAL                                                               RATING        MARKET
  AMOUNT                                                              MOODY'S/S&P      VALUE
----------                                                            -----------   -----------
$1,000,000   Poudre Valley Hospital District, Larimer County,
             5.375%, 11/15/2007, Optional 11/15/2003 @ 100.00            Aa/AA-     $ 1,014,730
             Prowers County Hospital District, Prowers and Baca
             Counties:
   250,000   4.20%, 12/01/2008, Optional 12/01/2007 @ 100.00, FSA       Aaa/AAA         230,243
   150,000   4.30%, 12/01/2009, Optional 12/01/2007 @ 100.00, FSA       Aaa/AAA         137,528
   250,000   4.35%, 12/01/2010, Optional 12/01/2007 @ 100.00, FSA       Aaa/AAA         227,428
             Pueblo, Pueblo County Limited Tax:
   200,000   5.80%, 06/01/2011, Optional 06/01/2006 @ 100.00, MBIA      Aaa/AAA         206,104
   250,000   6.00%, 06/01/2016, Optional 06/01/2006 @ 100.00, MBIA      Aaa/AAA         254,300
   225,000   Pueblo County School District 70, 5.00%, 12/01/2011,
             Optional 12/01/2007 @ 100.00, AMBAC                        Aaa/AAA         219,647
   150,000   Rangely School District Re-4, 4.25%, 12/01/2009,
             Optional 12/01/2007 @ 100.00                                Aa3/NR         138,884
   150,000   Rio Grande County School District C-8, 5.35%,
             11/15/2011, Optional 11/15/2005 @ 100.00, FSA              Aaa/AAA         150,831
   250,000   Routt County School District Re-2, 5.05%, 12/01/13,
             Optional 12/01/2007 @ 100.00, MBIA                         Aaa/AAA         239,443
   100,000   San Miguel & Montrose Counties, School District R-2J,
             5.00%, 12/01/2012, Optional 12/01/2007 @ 100.00, MBIA      Aaa/AAA          96,660
   250,000   San Miguel County School District R-1, 5.50%,
             12/01/2012, Optional 12/01/2005 @ 101.00, MBIA             Aaa/AAA         252,165
   250,000   South Suburban Park and Recreation District, Arapahoe,
             Douglas & Jefferson Counties, 5.00%, 12/15/2012,
             Optional 12/15/2008 @ 100.00, FGIC                         Aaa/AAA         241,173
 1,000,000   Summit County School District Re-1, 6.55%, 12/01/2009,
             Prerefunded 12/01/2004 @ 100.00, FGIC                      Aaa/AAA       1,085,800
   250,000   Thornton, Adams County, Water, 6.00%, 12/01/2005,
             Optional 12/01/2002 @ 101.00, FGIC                         Aaa/AAA         261,608
   135,000   Three Lakes Water & Sanitation District, Grand County
             Limited Tax, 6.00%, 06/01/2000, Optional 12/01/1999 @
             101.00, MBIA                                               Aaa/AAA         136,322
   115,000   Upper San Juan Hospital District, Archuleta, Hinsdale &
             Mineral Counties, 4.65%, 11/01/2013, Optional
             11/01/2007 @ 100.00, MBIA                                  Aaa/AAA         104,365
   150,000   Weld County School District Re-4, 5.30%, 12/01/2010,
             Optional 12/01/2005 @ 100.00, MBIA                         Aaa/AAA         151,046
             Weld County School District 6:
   250,000   5.50%, 12/01/2006                                           Aa3/AA         260,305
   250,000   5.20%, 12/01/2010, Optional 12/01/2007 @ 101.00             Aa3/AA         251,248
   100,000   Woodland Park, Teller County, Water, 6.30%, 07/01/2008,
             Optional 07/01/2000 @ 101.00, FGIC                         Aaa/AAA         102,210
   125,000   Woodmoor Water & Sanitation District 1, El Paso County,
             6.20%, 12/01/2000, Optional 12/01/1999 @ 100.00, MBIA      Aaa/AAA         126,259

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
NOVEMBER 30, 1999 (CONTINUED)

SHARES OR                                                                BOND
PRINCIPAL                                                               RATING        MARKET
  AMOUNT                                                              MOODY'S/S&P      VALUE
----------                                                            -----------   -----------
$  250,000   Wray Community Hospital District, Yuma County, 5.00%,
             10/15/2011, Optional 10/15/2004 @ 100.00, AMBAC            Aaa/AAA     $   241,090
   250,000   Yuma Hospital District,Yuma County, 4.95%, 11/01/2014,
             Optional 11/01/2007 @ 100.00, MBIA                         Aaa/AAA         235,435
                                                                                    -----------
TOTAL GENERAL OBLIGATION BONDS (Cost $26,947,327)                                    26,235,052
                                                                                    -----------
                              REVENUE BONDS 23.82%
             EDUCATION 1.13%
   100,000   State of Colorado Department of Higher Education by
             State Board for Community Colleges & Occupational
             Education, 5.20%, 11/01/2003, Prerefunded 11/01/2002 @
             100.00, AMBAC                                              Aaa/AAA         101,754
   100,000   University of Colorado Board of Regents, Auxiliary
             Facilities, 6.50%, 06/01/2001, Prerefunded 06/01/2000 @
             101.00                                                       A1/NR         102,227
   250,000   University of Northern Colorado Board of Trustees,
             Auxiliary Facilities System, 5.00%, 06/01/2003, MBIA       Aaa/AAA         254,010
                                                                                    -----------
                                                                                        457,991
                                                                                    -----------
             PUBLIC FACILITIES 0.52%
   200,000   Denver Metropolitan Major League Baseball Stadium
             District Sales Tax, 6.25%, 10/01/2002, Prerefunded
             10/01/2001 @ 101.00, FGIC                                  Aaa/AAA         208,830
                                                                                    -----------
             SPECIAL TAX 8.09%
   500,000   Boulder County Open Space Sales & Use Tax, 5.75%,
             12/15/2004, FGIC                                           Aaa/AAA         525,370
   250,000   Boulder Urban Renewal Authority Tax Increment, 6.00%,
             03/01/2002, Optional 03/01/2000 @ 101.00, MBIA             Aaa/AAA         253,632
   200,000   Castle Rock, Douglas County Sales & Use Tax, 5.25%,
             06/01/2006, FSA                                            Aaa/AAA         204,528
   100,000   Commerce City, Adams County Sales & Use Tax, 5.375%,
             08/01/2007, Optional 08/01/2003 @ 101.00, MBIA             Aaa/AAA         102,121
   250,000   Douglas County Sales & Use Tax, 5.25%, 10/15/2007,
             Optional 10/15/2006 @ 100.00, MBIA                         Aaa/AAA         254,602
   250,000   Glenwood Springs, Garfield County Sales & Use Tax,
             4.25%, 10/01/2010, Optional 10/01/2009 @ 101.00, MBIA      Aaa/AAA         227,782
   250,000   Greeley, Weld County Sales & Use Tax, 4.80%,
             10/01/2015, Optional 10/01/2008 @ 100.00, MBIA             Aaa/AAA         224,115
   150,000   Ignacio, La Plata County Sales Tax, 4.75%, 12/01/2009,
             AMBAC                                                      Aaa/AAA         145,354
   500,000   Jefferson County Open Space Sales & Use Tax, 5.00%,
             11/01/2012, Optional 11/01/2009 @ 100.00, FGIC             Aaa/AAA         482,450
   150,000   Lafayette, Boulder County Sales & Use Tax, 6.40%,
             11/15/2004, Prerefunded 11/15/2001 @ 100.00, AMBAC         Aaa/AAA         155,996

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
NOVEMBER 30, 1999 (CONTINUED)

SHARES OR                                                                BOND
PRINCIPAL                                                               RATING        MARKET
  AMOUNT                                                              MOODY'S/S&P      VALUE
----------                                                            -----------   -----------
$  250,000   Lakewood, Jefferson County Sales & Use Tax, 4.70%,
             12/01/2012, Optional 12/01/2009 @ 100.00                     NR/AA     $   227,260
   100,000   Las Animas County Sales & Use Tax, 4.75%, 12/01/2006,
             Asset Guaranty                                               NR/AA          97,101
   150,000   Montrose, Montrose County General Fund Excise Tax
             Revenue, 5.00%, 12/01/2017, Optional 12/01/2008 @
             100.00, AMBAC                                              Aaa/AAA         136,701
   250,000   Vail, Eagle County Sales Tax Revenue, 4.40%,
             12/01/2009, Optional 12/01/2008 @ 100.00, MBIA             Aaa/AAA         234,703
                                                                                    -----------
                                                                                      3,271,715
                                                                                    -----------
             TRANSPORTATION 0.62%
   250,000   Colorado Springs, El Paso County Airport System, 5.10%,
             01/01/2010, Optional 01/01/2006 @ 101.00, MBIA             Aaa/AAA         248,432
                                                                                    -----------
             UTILITY 13.46%
             Boulder, Boulder County Water & Sewer:
    75,000   5.75%, 12/01/2006, Optional 12/01/2002 @ 100.00            Aa2/AA+          77,139
   500,000   5.50%, 12/01/2011, Optional 12/01/2006 @ 100.00            Aa2/AA+         510,180
   500,000   5.125%, 12/01/2012, Optional 12/01/2009 @ 100.00           Aa2/AA+         493,700
   250,000   Central Weld County Water District, 5.25%, 12/01/2005,
             Optional 12/01/2003 @ 100.00, MBIA                         Aaa/AAA         254,507
             Colorado Springs, El Paso County Utilities Systems:
   100,000   6.40%, 11/15/2002, Optional 11/15/2001 @ 102.00             Aa2/AA         105,622
   250,000   5.75%, 11/15/2010, Optional 11/15/2006 @ 100.00             Aa2/AA         259,265
   250,000   Fort Collins, Larimer County Wastewater Utility
             Enterprise, Sewer, 5.375%, 12/01/2009, Optional
             12/01/2005 @ 100.00, FGIC                                  Aaa/AAA         253,902
   500,000   Fort Collins, Larimer County Water Utility Enterprise,
             4.25%, 12/01/2009, Optional 12/01/2008 @ 100.00, FSA       Aaa/AAA         457,455
   500,000   Little Thompson Water District, Larimer, Weld & Boulder
             Counties, 5.50%, 12/01/2011, Optional 12/01/2005 @
             101.00, MBIA                                               Aaa/AAA         508,410
   500,000   Mesa County, Sewer, 5.85%, 11/01/2005, Optional
             11/01/2002 @ 100.00, FGIC                                  Aaa/AAA         515,550
   500,000   Metropolitan Denver Sewage Disposal District 1, Sewer,
             5.45%, 04/01/2003, Escrowed to Maturity                    Aaa/AAA         514,220
             Municipal Subdistrict, Northern Colorado Water
             Conservancy District:
   500,000   5.85%, 12/01/2002, AMBAC                                   Aaa/AAA         520,500
   250,000   5.25%, 12/01/2015, Optional 12/01/2007 @ 100.00,
               AMBAC                                                    Aaa/AAA         239,050

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                           STATEMENTS OF INVESTMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
NOVEMBER 30, 1999 (CONTINUED)

SHARES OR                                                                BOND
PRINCIPAL                                                               RATING        MARKET
  AMOUNT                                                              MOODY'S/S&P      VALUE
----------                                                            -----------   -----------
             Platte River Power Authority:
$  100,000   Series BB, 5.75%, 06/01/2004, Optional 06/01/2002 @
               102.00                                                    Aa3/A+     $   104,426
   500,000   Series DD, 5.75%, 06/01/2004, MBIA                         Aaa/AAA         522,735
   100,000   Westminster, Adams County Water & Wastewater Utility
             Enterprise, 6.25%, 12/01/2014, Optional 12/01/2004 @
             100.00, AMBAC                                              Aaa/AAA         105,382
                                                                                    -----------
                                                                                      5,442,043
                                                                                    -----------
TOTAL REVENUE BONDS (Cost $9,766,465)                                                 9,629,011
                                                                                    -----------
             MUTUAL FUNDS 1.92%
   777,726   Dreyfus Municipal Money Market Fund                                        777,726
                                                                                    -----------
TOTAL MUTUAL FUNDS (Cost $777,726)                                                      777,726
                                                                                    -----------
TOTAL INVESTMENTS (Cost $39,935,897)                                     96.58%     $39,045,349
Other Assets in Excess of Liabilities                                     3.42%       1,383,888
                                                                       --------     -----------
NET ASSETS                                                              100.00%     $40,429,237
                                                                       ========     ===========

NOTES TO STATEMENTS OF INVESTMENTS

 ** Non-income producing security.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Security exempt from registration under Rule 4(2) of the Securities Act of 1933 and not subject to the Fund's investment limitations in other investment companies.

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF ASSETS AND LIABILITIES
                         NOVEMBER 30, 1999 (UNAUDITED)

                                       WESTCORE      WESTCORE      WESTCORE                    WESTCORE      WESTCORE
                                        MIDCO         GROWTH       SMALL-CAP     WESTCORE        BLUE         MID-CAP
                                        GROWTH      AND INCOME      GROWTH        SELECT         CHIP       OPPORTUNITY
                                         FUND          FUND          FUND          FUND          FUND          FUND
                                     ------------   -----------   -----------   -----------   -----------   -----------
ASSETS
 Investments at value (cost -- see
   below)                            $320,802,308   $13,502,039   $19,360,812   $19,979,977   $64,587,403   $2,578,508
    -- see accompanying statements
 Receivable for investments sold       12,786,285        36,492       748,466     1,904,839       165,085          502
 Dividends and interest receivable        304,418         6,847         4,068         8,024        81,530        2,194
 Receivable for fund shares
   subscribed                             317,120           298        84,270        50,618        94,136            0
 Receivable from investment adviser             0             0             0             0             0        2,274
 Prepaid and other assets                 749,822         8,422        86,772        12,871        25,759       96,466
                                     ------------   -----------   -----------   -----------   -----------   ----------
 Total Assets                         334,959,953    13,554,098    20,284,388    21,956,329    64,953,913    2,679,944
                                     ------------   -----------   -----------   -----------   -----------   ----------
LIABILITIES
 Collateral received from broker
   for securities lending
   transaction                         62,449,200             0             0             0     2,875,000            0
 Payable for investments purchased     11,227,952             0     1,069,454     1,102,565             0       85,000
 Payable for fund shares redeemed         126,893        34,745             0        47,288       170,388            0
 Payable for investment advisory
   fee                                    124,779           466         1,956         1,921        29,840            0
 Payable for administration fee            64,963         3,001         3,016         3,658        16,152            0
 Payable for trustees fees                234,281         5,027            61            61        15,351            0
 Other payables                           480,304        22,477        14,210        32,275        62,706        8,352
                                     ------------   -----------   -----------   -----------   -----------   ----------
 Total Liabilities                     74,708,372        65,716     1,088,697     1,187,768     3,169,437       93,352
                                     ------------   -----------   -----------   -----------   -----------   ----------
 NET ASSETS                          $260,251,581   $13,488,382   $19,195,691   $20,768,561   $61,784,476   $2,586,592
                                     ============   ===========   ===========   ===========   ===========   ==========
COMPOSITION OF NET ASSETS
 Paid-in capital                     $ 63,893,480   $ 5,631,242   $12,894,972   $15,499,553   $39,704,986   $2,273,648
 (Over)/Undistributed net
   investment income                     (975,761)     (235,128)       21,480        17,906      (160,732)      (1,910)
 Accumulated net realized gain
   (loss) on investment
   transactions                        98,127,924     2,807,529     1,524,086     3,235,403     9,378,752      (24,182)
 Net unrealized
   appreciation/(depreciation) on
   investments                         99,205,938     5,284,739     4,755,153     2,015,699    12,861,470      339,036
                                     ------------   -----------   -----------   -----------   -----------   ----------
 NET ASSETS                          $260,251,581   $13,488,382   $19,195,691   $20,768,561   $61,784,476   $2,586,592
                                     ============   ===========   ===========   ===========   ===========   ==========
NET ASSET VALUE PER SHARE
 Net Assets                          $260,251,581   $13,488,382   $19,195,691   $20,768,561   $61,784,476   $2,586,592
 Shares of beneficial interest
   outstanding                         10,555,232       916,791       946,265     1,322,081     3,699,520      203,128
 Net asset value and redemption
   price per share                   $      24.66   $     14.71   $     20.29   $     15.71   $     16.70   $    12.73
                                     ------------   -----------   -----------   -----------   -----------   ----------
COST OF INVESTMENTS                  $221,596,370   $ 8,217,300   $14,605,659   $17,964,278   $51,725,933   $2,239,472

                                      WESTCORE      WESTCORE       WESTCORE       WESTCORE
                                      SMALL-CAP     LONG-TERM    INTERMEDIATE-    COLORADO
                                     OPPORTUNITY      BOND         TERM BOND     TAX-EXEMPT
                                        FUND          FUND           FUND           FUND
                                     -----------   -----------   -------------   -----------
ASSETS
 Investments at value (cost -- see
   below)                            $69,023,929   $21,501,310    $36,926,184    $39,045,349
    -- see accompanying statements
 Receivable for investments sold         614,680        38,082         34,306        699,069
 Dividends and interest receivable        52,494       330,080        516,502        860,839
 Receivable for fund shares
   subscribed                            197,283         3,059            709              0
 Receivable from investment adviser            0             0              0              0
 Prepaid and other assets                 29,712         9,770         29,791         19,014
                                     -----------   -----------    -----------    -----------
 Total Assets                         69,918,098    21,882,301     37,507,492     40,624,271
                                     -----------   -----------    -----------    -----------
LIABILITIES
 Collateral received from broker
   for securities lending
   transaction                           747,400       540,000              0              0
 Payable for investments purchased       987,688             0              0              0
 Payable for fund shares redeemed        250,357        37,903         30,103        158,032
 Payable for investment advisory
   fee                                    40,534         3,441          7,512          3,029
 Payable for administration fee           17,538         5,255          9,216          9,554
 Payable for trustees fees                 8,357         5,425         18,425          4,272
 Other payables                           63,863        23,921         24,959         20,147
                                     -----------   -----------    -----------    -----------
 Total Liabilities                     2,115,737       615,945         90,215        195,034
                                     -----------   -----------    -----------    -----------
 NET ASSETS                          $67,802,361   $21,266,356    $37,417,277    $40,429,237
                                     ===========   ===========    ===========    ===========
COMPOSITION OF NET ASSETS
 Paid-in capital                     $81,551,478   $21,570,899    $39,095,170    $41,398,414
 (Over)/Undistributed net
   investment income                      61,187        25,678         45,845         33,739
 Accumulated net realized gain
   (loss) on investment
   transactions                      (12,191,864)      236,323     (1,187,054)      (112,368)
 Net unrealized
   appreciation/(depreciation) on
   investments                        (1,618,440)     (566,544)      (536,684)      (890,548)
                                     -----------   -----------    -----------    -----------
 NET ASSETS                          $67,802,361   $21,266,356    $37,417,277    $40,429,237
                                     ===========   ===========    ===========    ===========
NET ASSET VALUE PER SHARE
 Net Assets                          $67,802,361   $21,266,356    $37,417,277    $40,429,237
 Shares of beneficial interest
   outstanding                         3,574,384     2,264,366      3,720,970      3,809,299
 Net asset value and redemption
   price per share                   $     18.97   $      9.39    $     10.06    $     10.61
                                     -----------   -----------    -----------    -----------
COST OF INVESTMENTS                  $70,642,369   $22,067,854    $37,462,868    $39,935,897

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                            STATEMENTS OF OPERATIONS
                 SIX MONTHS ENDED NOVEMBER 30, 1999 (UNAUDITED)

                                      WESTCORE      WESTCORE     WESTCORE                  WESTCORE      WESTCORE      WESTCORE
                                        MIDCO        GROWTH     SMALL-CAP     WESTCORE       BLUE         MID-CAP      SMALL-CAP
                                       GROWTH      AND INCOME     GROWTH       SELECT        CHIP       OPPORTUNITY   OPPORTUNITY
                                        FUND          FUND        FUND*        FUND*         FUND          FUND          FUND
                                     -----------   ----------   ----------   ----------   -----------   -----------   -----------
INVESTMENT INCOME
Dividends                            $   235,156    $  36,698   $      292   $    3,000   $   318,880     $ 13,114     $  615,236
Interest                                 218,983        9,293       41,559       37,260        38,406        2,463         98,043
Other Income                              54,650          823            0            0         2,585           0           2,786
                                     -----------   ----------   ----------   ----------   -----------    --------     -----------
Total Income                             508,789       46,814       41,851       40,260       359,871      15,577         716,065
                                     -----------   ----------   ----------   ----------   -----------    --------     -----------
EXPENSES
Investment advisory fees                 797,813       41,729       15,667       12,616       217,192       9,379         425,398
Administrative fees                      368,221       19,259        4,700        5,823       100,242       3,752         127,619
Transfer agent fees                      151,700       20,048          732          732        36,007       3,271          48,028
Fund accounting fees and expenses         44,672       14,012        5,002        5,002        13,286      14,131          17,545
Legal fees                                91,646        4,131        9,272        9,455        18,607         648          23,386
Printing expenses                         41,656        1,646          976          976         8,766         365          12,222
Registration fees                          2,790        6,510        1,420        1,420        10,230       7,440           9,300
Audit fees                                 9,318        5,366        1,342        1,342         5,968       2,300           5,486
Custodian fees                            42,967        4,305        1,281        1,281         5,249       1,655          15,421
Insurance                                 19,690          537            0            0         1,358          14           3,973
Trustee fees and expenses                 26,633          805           61           61         4,071         206           4,824
Other                                      3,582          681            0            0         1,839         200           1,851
                                     -----------   ----------   ----------   ----------   -----------    --------     -----------
Total expenses before waivers          1,600,688      119,029       40,453       38,708       422,815      43,361         695,053
Expenses waived by:
 Investment adviser                     (172,829)     (41,930)     (14,529)     (11,872)      (35,372)     (9,379)       (134,710)
 Administrators                          (13,000)      (3,150)        (866)        (989)       (2,656)     (3,752)         (7,240)
Expenses reimbursed by:
 Investment adviser                            0            0       (4,687)      (3,493)            0     (14,582)              0
                                     -----------   ----------   ----------   ----------   -----------    --------     -----------
 Net Expenses                          1,414,859      73,949        20,371       22,354       384,787      15,648         553,103
                                     -----------   ----------   ----------   ----------   -----------    --------     -----------
NET INVESTMENT INCOME/(LOSS)            (906,070)    (27,135)       21,480       17,906       (24,916)        (71)        162,962
                                     -----------   ----------   ----------   ----------   -----------    --------     -----------
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from
 investment transactions              21,587,177   1,307,775    1,524,086     3,235,403     3,483,915     180,100     (2,208,024)
Unrealized
 appreciation/(depreciation) on
 investments
 Beginning of period                  67,771,019   4,275,025            0             0    18,331,490     188,512      1,212,377
 End of period                        99,205,938   5,284,739    4,755,153     2,015,699    12,861,470     339,036     (1,618,440)
Change in net unrealized
 appreciation or depreciation of
 investments                          31,434,919   1,009,714    4,755,153     2,015,699    (5,470,020)    150,524     (2,830,817)
                                     -----------   ----------   ----------   ----------   -----------    --------     -----------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS           53,022,096   2,317,489    6,279,239     5,251,102    (1,986,105)    330,624     (5,038,841)
                                     -----------   ----------   ----------   ----------   -----------    --------     -----------
NET INCREASE/(DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS    $52,116,026   $2,290,354   $6,300,719   $5,269,008   $(2,011,021)   $330,553     $(4,875,879)
                                     ===========   ==========   ==========   ==========   ===========    ========     ===========

                                      WESTCORE       WESTCORE       WESTCORE
                                      LONG-TERM    INTERMEDIATE-    COLORADO
                                        BOND         TERM BOND     TAX-EXEMPT
                                        FUND           FUND           FUND
                                     -----------   -------------   -----------
INVESTMENT INCOME
Dividends                            $         0    $        0     $         0
Interest                                 783,236     1,361,720       1,055,550
Other Income                                 504           168              52
                                     -----------    ----------     -----------
Total Income                             783,740     1,361,888       1,055,602
                                     -----------    ----------     -----------
EXPENSES
Investment advisory fees                  50,705        89,378         108,987
Administrative fees                       33,804        59,585          65,392
Transfer agent fees                       13,339        12,400           8,648
Fund accounting fees and expenses         14,245        15,741          22,032
Legal fees                                 7,033        12,068          14,101
Printing expenses                          2,951         5,439           5,706
Registration fees                          8,370         6,510               0
Audit fees                                 5,459         5,586           4,679
Custodian fees                             2,075         3,319           3,237
Insurance                                    393         1,611           1,646
Trustee fees and expenses                  1,197         2,796           2,117
Other                                          0           689           1,130
                                     -----------    ----------     -----------
Total expenses before waivers            139,571       215,122         237,675
Expenses waived by:
 Investment adviser                      (29,416)      (41,898)        (94,985)
 Administrators                           (2,854)       (4,069)         (8,593)
Expenses reimbursed by:
 Investment adviser                            0             0               0
                                     -----------    ----------     -----------
 Net Expenses                            107,301       169,155         134,097
                                     -----------    ----------     -----------
NET INVESTMENT INCOME/(LOSS)             676,439     1,192,733         921,505
                                     -----------    ----------     -----------
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from
 investment transactions                  81,521       (77,962)        (74,436)
Unrealized
 appreciation/(depreciation) on
 investments
 Beginning of period                     634,345       247,468         638,783
 End of period                          (566,544)     (536,684)       (890,548)
Change in net unrealized
 appreciation or depreciation of
 investments                          (1,200,889)     (784,152)     (1,529,331)
                                     -----------    ----------     -----------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS           (1,119,368)     (862,114)     (1,603,767)
                                     -----------    ----------     -----------
NET INCREASE/(DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS    $  (442,929)   $  330,619     $  (682,262)
                                     ===========    ==========     ===========

---------------

* For the period October 1, 1999 (inception of offering) to November 30, 1999.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                                  WESTCORE MIDCO GROWTH FUND
                                                             ------------------------------------
                                                             SIX MONTHS ENDED       YEAR ENDED
                                                             NOVEMBER 30, 1999     MAY 28, 1999
                                                             -----------------    ---------------
OPERATIONS
Net investment income/(loss)                                   $    (906,070)     $    (2,697,880)
Net realized gain/(loss) from investment transactions             21,587,177          120,340,722
Change in unrealized net appreciation or depreciation
  of investments                                                  31,434,919          (76,064,316)
                                                               -------------      ---------------
Net increase/(decrease) in net assets resulting from
  operations                                                      52,116,026           41,578,526
                                                               -------------      ---------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                               0                    0
  From net realized gain from investment transactions                      0          (59,679,953)
                                                               -------------      ---------------
Decrease in net assets from dividends and distributions                    0          (59,679,953)
                                                               -------------      ---------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                      140,975,711          844,280,146
Shares issued in reinvestment of dividends and
  distributions                                                            0           58,662,082
                                                               -------------      ---------------
                                                                 140,975,711          902,942,228
Shares redeemed                                                 (210,764,330)      (1,172,209,867)
                                                               -------------      ---------------
Net increase/(decrease) from beneficial interest
  transactions                                                   (69,788,619)        (269,267,639)
                                                               -------------      ---------------
NET INCREASE/(DECREASE) IN NET ASSETS                            (17,672,593)        (287,369,066)
NET ASSETS:
Beginning of period                                              277,924,174          565,293,240
                                                               -------------      ---------------
End of period (including (over)/undistributed net
  investment income of ($975,761) and ($69,691),
  respectively)                                                $ 260,251,581      $   277,924,174
                                                               =============      ===============

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                               WESTCORE GROWTH AND INCOME FUND
                                                              ---------------------------------
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              NOVEMBER 30, 1999    MAY 28, 1999
                                                              -----------------    ------------
OPERATIONS
Net investment income/(loss)                                     $   (27,135)      $     3,015
Net realized gain/(loss) from investment transactions              1,307,775         1,309,173
Change in unrealized net appreciation or depreciation of
  investments                                                      1,009,714          (724,121)
                                                                 -----------       -----------
Net increase/(decrease) in net assets resulting from
  operations                                                       2,290,354           588,067
                                                                 -----------       -----------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                               0           (11,775)
  From net realized gain from investment transactions                      0        (2,111,698)
                                                                 -----------       -----------
Decrease in net assets from dividends and distributions                    0        (2,123,473)
                                                                 -----------       -----------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                        1,752,128         3,628,138
Shares issued in reinvestment of dividends and distributions               0         1,946,533
                                                                 -----------       -----------
                                                                   1,752,128         5,574,671
Shares redeemed                                                   (3,342,865)       (6,410,593)
                                                                 -----------       -----------
Net increase/(decrease) from beneficial interest
  transactions                                                    (1,590,737)         (835,922)
                                                                 -----------       -----------
NET INCREASE/(DECREASE) IN NET ASSETS                                699,617        (2,371,328)
NET ASSETS:
Beginning of period                                               12,788,765        15,160,093
                                                                 -----------       -----------
End of period (including (over)/undistributed net investment
  income of ($235,128) and ($207,993), respectively)             $13,488,382       $12,788,765
                                                                 ===========       ===========

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                                WESTCORE SMALL-CAP GROWTH FUND
                                                                ------------------------------
                                                                        FOR THE PERIOD
                                                                 OCTOBER 1, 1999 (INCEPTION)
                                                                     TO NOVEMBER 30, 1999
                                                                ------------------------------
OPERATIONS
Net investment income/(loss)                                             $    21,480
Net realized gain/(loss) from investment transactions                      1,524,086
Change in unrealized net appreciation or depreciation of
  investments                                                              4,755,153
                                                                         -----------
Net increase/(decrease) in net assets resulting from
  operations                                                               6,300,719
                                                                         -----------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                       0
  From net realized gain from investment transactions                              0
                                                                         -----------
Decrease in net assets from dividends and distributions                            0
                                                                         -----------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2) Shares sold                     13,189,151
Shares issued in reinvestment of dividends and distributions                       0
                                                                         -----------
                                                                          13,189,151
Shares redeemed                                                             (294,179)
                                                                         -----------
Net increase/(decrease) from beneficial interest
  transactions                                                            12,894,972
                                                                         -----------
NET INCREASE/(DECREASE) IN NET ASSETS                                     19,195,691
NET ASSETS:
Beginning of period                                                                0
                                                                         -----------
End of period (including (over)/undistributed net investment
  income of $21,480)                                                     $19,195,691
                                                                         ===========

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                                   WESTCORE SELECT FUND
                                                                ---------------------------
                                                                      FOR THE PERIOD
                                                                OCTOBER 1, 1999 (INCEPTION)
                                                                   TO NOVEMBER 30, 1999
                                                                ---------------------------
OPERATIONS
Net investment income/(loss)                                            $    17,906
Net realized gain/(loss) from investment transactions                     3,235,403
Change in unrealized net appreciation or depreciation of
  investments                                                             2,015,699
                                                                        -----------
Net increase/(decrease) in net assets resulting from
  operations                                                              5,269,008
                                                                        -----------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                      0
  From net realized gain from investment transactions                             0
                                                                        -----------
Decrease in net assets from dividends and distributions                           0
                                                                        -----------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                              15,739,089
Shares issued in reinvestment of dividends and distributions                      0
                                                                        -----------
                                                                         15,739,089
Shares redeemed                                                            (239,536)
                                                                        -----------
Net increase/(decrease) from beneficial interest
  transactions                                                           15,499,553
                                                                        -----------
NET INCREASE/(DECREASE) IN NET ASSETS                                    20,768,561
NET ASSETS:
Beginning of period                                                               0
                                                                        -----------
End of period (including (over)/undistributed net investment
  income of $17,906)                                                    $20,768,561
                                                                        ===========

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                                   WESTCORE BLUE CHIP FUND
                                                              ---------------------------------
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              NOVEMBER 30, 1999    MAY 28, 1999
                                                              -----------------    ------------
OPERATIONS
Net investment income/(loss)                                    $    (24,916)      $    128,184
Net realized gain/(loss) from investment transactions              3,483,915          9,307,773
Change in unrealized net appreciation or depreciation of
  investments                                                     (5,470,020)        (4,848,842)
                                                                ------------       ------------
Net increase/(decrease) in net assets resulting from
  operations                                                      (2,011,021)         4,587,115
                                                                ------------       ------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                               0           (245,375)
  From net realized gain from investment transactions                      0         (9,695,337)
                                                                ------------       ------------
Decrease in net assets from dividends and distributions                    0         (9,940,712)
                                                                ------------       ------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                        8,552,343         36,867,428
Shares issued in reinvestment of dividends and distributions               0          9,102,447
                                                                ------------       ------------
                                                                   8,552,343         45,969,875
Shares redeemed                                                  (14,110,794)       (43,739,132)
                                                                ------------       ------------
Net increase/(decrease) from beneficial interest
  transactions                                                    (5,558,451)         2,230,743
                                                                ------------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS                             (7,569,472)        (3,122,854)
NET ASSETS:
Beginning of period                                               69,353,948         72,476,802
                                                                ------------       ------------
End of period (including (over)/undistributed net investment
  income of ($160,732) and ($135,816), respectively)            $ 61,784,476       $ 69,353,948
                                                                ============       ============

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                               WESTCORE MID-CAP OPPORTUNITY FUND
                                                              ------------------------------------
                                                                                   FOR THE PERIOD
                                                                                   OCTOBER 1, 1998
                                                              SIX MONTHS ENDED       (INCEPTION)
                                                              NOVEMBER 30, 1999    TO MAY 28, 1999
                                                              -----------------    ---------------
OPERATIONS
Net investment income/(loss)                                     $      (71)         $   (1,839)
Net realized gain/(loss) from investment transactions               180,100            (204,282)
Change in unrealized net appreciation or depreciation of
  investments                                                       150,524             444,179
                                                                 ----------          ----------
Net increase/(decrease) in net assets resulting from
  operations                                                        330,553             238,058
                                                                 ----------          ----------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                              0                   0
  From net realized gain from investment transactions                     0                   0
                                                                 ----------          ----------
Decrease in net assets from dividends and distributions                   0                   0
                                                                 ----------          ----------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares issued in connection with the conversion of a
  separately managed investment partnership (Note 5)                                  2,211,243
Shares sold                                                          94,248             410,700
Shares issued in reinvestment of dividends and distributions              0                   0
                                                                 ----------          ----------
                                                                     94,248           2,621,943
Shares redeemed                                                    (423,438)           (274,772)
                                                                 ----------          ----------
Net increase/(decrease) from beneficial interest
  transactions                                                     (329,190)          2,347,171
                                                                 ----------          ----------
NET INCREASE/(DECREASE) IN NET ASSETS                                 1,363           2,585,229
NET ASSETS:
Beginning of period                                               2,585,229                   0
                                                                 ----------          ----------
End of period (including (over)/undistributed net investment
  income of ($1,910) and ($1,839), respectively)                 $2,586,592          $2,585,229
                                                                 ==========          ==========

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                              WESTCORE SMALL-CAP OPPORTUNITY FUND
                                                              -----------------------------------
                                                               SIX MONTHS ENDED      YEAR ENDED
                                                              NOVEMBER 30, 1999     MAY 28, 1999
                                                              ------------------    -------------
OPERATIONS
Net investment income/(loss)                                     $    162,962       $    320,141
Net realized gain/(loss) from investment transactions              (2,208,024)        (9,932,871)
Change in unrealized net appreciation or depreciation of
  investments                                                      (2,830,817)        (7,781,013)
                                                                 ------------       ------------
Net increase/(decrease) in net assets resulting from
  operations                                                       (4,875,879)       (17,393,743)
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                         (177,781)          (214,664)
  From net realized gain from investment transactions                       0         (5,243,231)
                                                                 ------------       ------------
Decrease in net assets from dividends and distributions              (177,781)        (5,457,895)
                                                                 ------------       ------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                        21,847,747        126,319,438
Shares issued in reinvestment of dividends and distributions          150,815          5,052,143
                                                                 ------------       ------------
                                                                   21,998,562        131,371,581
Shares redeemed                                                   (37,777,148)       (80,954,679)
                                                                 ------------       ------------
Net increase/(decrease) from beneficial interest
  transactions                                                    (15,778,586)        50,416,902
                                                                 ------------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS                             (20,832,246)        27,565,264
NET ASSETS:
Beginning of period                                                88,634,607         61,069,343
                                                                 ------------       ------------
End of period (including (over)/undistributed net investment
  income of $61,187 and $76,006, respectively)                   $ 67,802,361       $ 88,634,607
                                                                 ============       ============

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                                WESTCORE LONG-TERM BOND FUND
                                                              ---------------------------------
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              NOVEMBER 30, 1999    MAY 28, 1999
                                                              -----------------    ------------
OPERATIONS
Net investment income/(loss)                                     $   676,439       $ 1,153,879
Net realized gain/(loss) from investment transactions                 81,521           249,152
Change in unrealized net appreciation or depreciation of
  investments                                                     (1,200,889)       (1,311,576)
                                                                 -----------       -----------
Net increase/(decrease) in net assets resulting from
  operations                                                        (442,929)           91,455
                                                                 -----------       -----------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                        (661,258)       (1,159,592)
  From net realized gain from investment transactions                      0          (125,218)
                                                                 -----------       -----------
Decrease in net assets from dividends and distributions             (661,258)       (1,284,810)
                                                                 -----------       -----------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                        3,472,008         9,688,176
Shares issued in reinvestment of dividends and distributions         635,465         1,237,129
                                                                 -----------       -----------
                                                                   4,107,473        10,925,305
Shares redeemed                                                   (3,534,683)       (6,400,461)
                                                                 -----------       -----------
Net increase/(decrease) from beneficial interest
  transactions                                                       572,790         4,524,844
                                                                 -----------       -----------
NET INCREASE/(DECREASE) IN NET ASSETS                               (531,397)        3,331,489
NET ASSETS:
Beginning of period                                               21,797,753        18,466,264
                                                                 -----------       -----------
End of period (including (over)/undistributed net investment
  income of $25,678 and $10,497 respectively)                    $21,266,356       $21,797,753
                                                                 ===========       ===========

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                              WESTCORE INTERMEDIATE-TERM BOND FUND
                                                              -------------------------------------
                                                               SIX MONTHS ENDED        YEAR ENDED
                                                               NOVEMBER 30, 1999      MAY 28, 1999
                                                              -------------------    --------------
OPERATIONS
Net investment income/(loss)                                      $  1,192,733        $  2,599,872
Net realized gain/(loss) from investment transactions                  (77,962)            625,934
Change in unrealized net appreciation or depreciation of
  investments                                                         (784,152)         (1,434,927)
                                                                  ------------        ------------
Net increase/(decrease) in net assets resulting from
  operations                                                           330,619           1,790,879
                                                                  ------------        ------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                        (1,166,995)         (2,621,050)
  From net realized gain from investment transactions                        0                   0
                                                                  ------------        ------------
Decrease in net assets from dividends and distributions             (1,166,995)         (2,621,050)
                                                                  ------------        ------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                          9,108,612          21,346,730
Shares issued in reinvestment of dividends and distributions         1,028,354           2,260,587
                                                                  ------------        ------------
                                                                    10,136,966          23,607,317
Shares redeemed                                                    (13,038,783)        (31,780,894)
                                                                  ------------        ------------
Net increase/(decrease) from beneficial interest
  transactions                                                      (2,901,817)         (8,173,577)
                                                                  ------------        ------------
NET INCREASE/(DECREASE) IN NET ASSETS                               (3,738,193)         (9,003,748)
NET ASSETS:
Beginning of period                                                 41,155,470          50,159,218
                                                                  ------------        ------------
End of period (including (over)/undistributed net investment
  income of $45,845 and $20,107, respectively)                    $ 37,417,277        $ 41,155,470
                                                                  ============        ============

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS
                         NOVEMBER 30, 1999 (UNAUDITED)

                                                              WESTCORE COLORADO TAX-EXEMPT FUND
                                                              ---------------------------------
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              NOVEMBER 30, 1999    MAY 28, 1999
                                                              -----------------    ------------
OPERATIONS
Net investment income/(loss)                                     $   921,505       $ 1,635,554
Net realized gain/(loss) from investment transactions                (74,436)            7,767
Change in unrealized net appreciation or depreciation of
  investments                                                     (1,529,331)         (391,865)
                                                                 -----------       -----------
Net increase/(decrease) in net assets resulting from
  operations                                                        (682,262)        1,251,456
                                                                 -----------       -----------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                        (903,337)       (1,638,237)
  From net realized gain from investment transactions                      0                 0
                                                                 -----------       -----------
Decrease in net assets from dividends and distributions             (903,337)       (1,638,237)
                                                                 -----------       -----------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                        4,943,827        20,250,156
Shares issued in reinvestment of dividends and distributions         690,515         1,257,593
                                                                 -----------       -----------
                                                                   5,634,342        21,507,749
Shares redeemed                                                   (9,125,024)       (7,116,914)
                                                                 -----------       -----------
Net increase/(decrease) from beneficial interest
  transactions                                                    (3,490,682)       14,390,835
                                                                 -----------       -----------
NET INCREASE/(DECREASE) IN NET ASSETS                             (5,076,281)       14,004,054
NET ASSETS:
Beginning of period                                               45,505,518        31,501,464
                                                                 -----------       -----------
End of period (including (over)/undistributed net investment
  income of $33,739 and $15,571, respectively)                   $40,429,237       $45,505,518
                                                                 ===========       ===========

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                              FINANCIAL HIGHLIGHTS
                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                  WESTCORE MIDCO GROWTH FUND
                                    -------------------------------------------------------

                                        FOR THE         FOR THE      FOR THE      FOR THE
                                    SIX MONTHS ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                      NOVEMBER 30,      MAY 28,      MAY 29,      MAY 30,
                                    ----------------   ----------   ----------   ----------
                                          1999            1999         1998         1997
                                    ----------------   ----------   ----------   ----------
Net asset value -- beginning of
the period                              $  20.03        $  20.54     $  20.92     $  22.90
                                        --------        --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)               (0.09)          (0.23)       (0.17)       (0.15)
Net realized and unrealized
 gain/(loss) on investments                 4.72            2.22         3.03         1.19
                                        --------        --------     --------     --------
Total income/(loss) from
 investment operations                      4.63            1.99         2.86         1.04
                                        --------        --------     --------     --------
DISTRIBUTIONS
Dividends from net investment
 income                                    (0.00)          (0.00)       (0.00)       (0.00)
Distributions from net realized
 gain on investments                       (0.00)          (2.50)       (3.24)       (3.02)
                                        --------        --------     --------     --------
Total distributions                        (0.00)          (2.50)       (3.24)       (3.02)
                                        --------        --------     --------     --------
Net asset value -- end of period        $  24.66        $  20.03     $  20.54     $  20.92
                                        ========        ========     ========     ========
Total return                               23.05%          11.87%       15.10%        5.27%
                                        ========        ========     ========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)                             $260,252        $277,924     $565,293     $590,008
                                        ========        ========     ========     ========
Ratio of expenses to average net
 assets                                     1.15%(2)        1.15%        1.13%        1.14%
                                        ========        ========     ========     ========
Ratio of expenses to average net
 assets without fee waivers                 1.31%(2)        1.19%        1.13%        1.14%
                                        ========        ========     ========     ========
Ratio of net investment
 income/(loss) to average net
 assets                                    (0.74)%(2)      (0.63)%      (0.71)%      (0.70)%
                                        ========        ========     ========     ========
Ratio of net investment
 income/(loss) to average net
 assets without fee waivers                (0.89)%(2)      (0.68)%      (0.71)%      (0.71)%
                                        ========        ========     ========     ========
Portfolio turnover rate(1)                 53.81%         116.46%       75.79%       60.78%
                                        ========        ========     ========     ========

                                             WESTCORE MIDCO GROWTH FUND
                                    --------------------------------------------
                                    INSTITUTIONAL SHARES       RETAIL SHARES
                                    --------------------    --------------------
                                     FOR THE YEAR ENDED     FOR THE PERIOD ENDED
                                          MAY 31,                 MAY 31,
                                    --------------------    --------------------
                                      1996        1995       1996*        1995
                                    --------    --------    -------      -------
Net asset value -- beginning of
the period                          $  17.12    $  16.09    $ 17.10      $ 16.10
                                    --------    --------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)           (0.08)       0.00      (0.01)       (0.03)
Net realized and unrealized
 gain/(loss) on investments             6.58        1.56       3.12         1.56
                                    --------    --------    -------      -------
Total income/(loss) from
 investment operations                  6.50        1.56       3.11         1.53
                                    --------    --------    -------      -------
DISTRIBUTIONS
Dividends from net investment
 income                                (0.00)      (0.00)     (0.00)       (0.00)
Distributions from net realized
 gain on investments                   (0.72)      (0.53)     (0.00)       (0.53)
                                    --------    --------    -------      -------
Total distributions                    (0.72)      (0.53)     (0.00)       (0.53)
                                    --------    --------    -------      -------
Net asset value -- end of period    $  22.90    $  17.12    $ 20.21      $ 17.10
                                    ========    ========    =======      =======
Total return                           38.62%      10.05%     18.19%        9.78%
                                    ========    ========    =======      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)                         $656,490    $401,760    $30,827      $25,677
                                    ========    ========    =======      =======
Ratio of expenses to average net
 assets                                 1.08%       0.94%      1.16%(2)     1.19%
                                    ========    ========    =======      =======
Ratio of expenses to average net
 assets without fee waivers             1.10%       0.96%      1.17%(2)     1.21%
                                    ========    ========    =======      =======
Ratio of net investment
 income/(loss) to average net
 assets                                (0.42)%     (0.03)%    (0.24)%(2)   (0.28)%
                                    ========    ========    =======      =======
Ratio of net investment
 income/(loss) to average net
 assets without fee waivers            (0.44)%     (0.05)%    (0.26)%(2)   (0.30)%
                                    ========    ========    =======      =======
Portfolio turnover rate(1)             62.83%      50.19%     62.83%       50.19%
                                    ========    ========    =======      =======

---------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $124,044,583 and $163,069,951, respectively.

(2) Annualized.

 *  For the period June 1, 1995 to September 30, 1995.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                            WESTCORE GROWTH AND INCOME FUND
                          ----------------------------------------------------------------------------------------------------
                                                                                    INSTITUTIONAL SHARES      RETAIL SHARES
                                                                                    --------------------    ------------------
                              FOR THE         FOR THE      FOR THE      FOR THE           FOR THE                FOR THE
                          SIX MONTHS ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED        YEAR ENDED            PERIOD ENDED
                            NOVEMBER 30,      MAY 28,      MAY 29,      MAY 30,           MAY 31,                MAY 31,
                          ----------------   ----------   ----------   ----------   --------------------    ------------------
                                1999          1999(3)        1998         1997        1996        1995      1996*        1995
                          ----------------   ----------   ----------   ----------   --------    --------    ------      ------
Net asset
value -- beginning of the
period                        $ 12.30         $ 13.74      $ 13.03      $ 12.32     $ 10.50     $ 10.62     $10.51      $10.63
                              -------         -------      -------      -------     -------     -------     ------      ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income/(loss)                 (0.06)          (0.00)(4)     0.01         0.07        0.15        0.20       0.05        0.19
Net realized and
  unrealized gain/(loss)
  on investments                 2.47            0.66         2.54         2.19        2.57        0.15       0.72        0.14
                              -------         -------      -------      -------     -------     -------     ------      ------
Total income/(loss) from
  investment operations          2.41            0.66         2.55         2.26        2.72        0.35       0.77        0.33
                              -------         -------      -------      -------     -------     -------     ------      ------
DISTRIBUTIONS
Dividends from net
  investment income             (0.00)          (0.01)       (0.07)       (0.11)      (0.24)      (0.21)     (0.06)      (0.19)
Distributions from net
  realized gain on
  investments                   (0.00)          (2.09)       (1.77)       (1.44)      (0.66)      (0.26)     (0.00)      (0.26)
                              -------         -------      -------      -------     -------     -------     ------      ------
Total distributions             (0.00)          (2.10)       (1.84)       (1.55)      (0.90)      (0.47)     (0.06)      (0.45)
                              -------         -------      -------      -------     -------     -------     ------      ------
Net asset value -- end of
  period                      $ 14.71         $ 12.30      $ 13.74      $ 13.03     $ 12.32     $ 10.50     $11.22      $10.51
                              =======         =======      =======      =======     =======     =======     ======      ======
Total return                    19.59%           6.25%       20.74%       19.71%      27.25%       3.73%      7.35%       3.48%
                              =======         =======      =======      =======     =======     =======     ======      ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)              $13,488         $12,789      $15,160      $20,725     $25,387     $27,029     $3,921      $3,871
                              =======         =======      =======      =======     =======     =======     ======      ======
Ratio of expenses to
  average net assets             1.15%(2)        1.15%        1.15%        1.15%       1.22%       1.17%      1.58%(2)    1.41%
                              =======         =======      =======      =======     =======     =======     ======      ======
Ratio of expenses to
  average net assets
  without fee waivers            1.85%(2)        1.75%        1.71%        1.56%       1.51%       1.22%      1.61%(2)    1.47%
                              =======         =======      =======      =======     =======     =======     ======      ======
Ratio of net investment
  income/(loss) to
  average net assets            (0.42)%(2)       0.02%        0.40%        0.75%       1.34%       2.09%      1.40%(2)    1.86%
                              =======         =======      =======      =======     =======     =======     ======      ======
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers           (1.12)%(2)      (0.58)%      (0.16)%       0.33%       1.05%       2.04%      1.37%(2)    1.80%
                              =======         =======      =======      =======     =======     =======     ======      ======
Portfolio turnover
  rate(1)                       36.56%          72.59%       41.40%       39.80%      88.31%      81.14%     88.31%      81.14%
                              =======         =======      =======      =======     =======     =======     ======      ======

---------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $4,515,830 and $6,295,767, respectively.

(2) Annualized.

(3) Per share amounts calculated based on the average shares outstanding during the period.

(4) Less than $.005 per share.

 *  For the period June 1, 1995 to September 30, 1995.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                               WESTCORE SMALL-CAP
                                                                  GROWTH FUND
                                                               ------------------
                                                                    FOR THE
                                                                  PERIOD ENDED
                                                                  NOVEMBER 30,
                                                                     1999*
                                                               ------------------
Net asset value -- beginning of the period                          $ 10.00
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                           0.02
Net realized and unrealized gain/(loss) on investments                10.27
                                                                    -------
Total income/(loss) from investment operations                        10.29
                                                                    -------
DISTRIBUTIONS
Dividends from net investment income                                  (0.00)
Distributions from net realized gain on investments                   (0.00)
                                                                    -------
Total distributions                                                   (0.00)
                                                                    -------
Net asset value -- end of period                                    $ 20.29
                                                                    =======
Total return                                                         102.90%
                                                                    =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                            $19,196
                                                                    =======
Ratio of expenses to average net assets                                1.30%(2)
                                                                    =======
Ratio of expenses to average net assets without fee waivers            2.58%(2)
                                                                    =======
Ratio of net investment income/(loss) to average net assets            1.37%(2)
                                                                    =======
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                  0.09%(2)
                                                                    =======
Portfolio turnover rate(1)                                            25.46%
                                                                    =======

---------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $7,250,722 and $1,992,408, respectively.

(2) Annualized.

 *  For the period October 1, 1999 (inception of offering) to November 30, 1999.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                               WESTCORE SELECT FUND
                                                               --------------------
                                                                     FOR THE
                                                                   PERIOD ENDED
                                                                   NOVEMBER 30,
                                                                      1999*
                                                                   ------------
Net asset value -- beginning of the period                           $ 10.00
                                                                     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.01
Net realized and unrealized gain/(loss) on investments                  5.70
                                                                     -------
Total income/(loss) from investment operations                          5.71
                                                                     -------
DISTRIBUTIONS
Dividends from net investment income                                   (0.00)
Distributions from net realized gain on investments                    (0.00)
                                                                     -------
Total distributions                                                    (0.00)
                                                                     -------
Net asset value -- end of period                                     $ 15.71
                                                                     =======
Total return                                                           57.10%
                                                                     =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                             $20,769
                                                                     =======
Ratio of expenses to average net assets                                 1.15%(2)
                                                                     =======
Ratio of expenses to average net assets without fee waivers             2.00%(2)
                                                                     =======
Ratio of net investment income/(loss) to average net assets             0.93%(2)
                                                                     =======
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                   0.08%(2)
                                                                     =======
Portfolio turnover rate(1)                                            111.99%
                                                                     =======

---------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $21,481,430 and $11,178,162, respectively.

(2) Annualized.

 *  For the period October 1, 1999 (inception of offering) to November 30, 1999.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                               WESTCORE BLUE CHIP FUND
                                                    -----------------------------------------------------------------------------
                                                        FOR THE         FOR THE      FOR THE      FOR THE           FOR THE
                                                    SIX MONTHS ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED       YEAR ENDED
                                                      NOVEMBER 30,      MAY 28,      MAY 29,      MAY 30,           MAY 31,
                                                    ----------------   ----------   ----------   ----------   -------------------
                                                          1999            1999         1998         1997       1996        1995
                                                    ----------------   ----------   ----------   ----------   -------     -------
Net asset value -- beginning of the period              $ 17.23         $ 18.81      $ 18.15      $ 17.41     $ 14.70     $ 12.70
                                                        -------         -------      -------      -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                              (0.01)           0.04         0.13         0.19        0.25        0.23
Net realized and unrealized gain/(loss) on
 investments                                              (0.52)           1.07         4.66         3.65        4.03        2.12
                                                        -------         -------      -------      -------     -------     -------
Total income/(loss) from investment operations            (0.53)           1.11         4.79         3.84        4.28        2.35
                                                        -------         -------      -------      -------     -------     -------
DISTRIBUTIONS
Dividends from net investment income                      (0.00)          (0.07)       (0.14)       (0.22)      (0.27)      (0.16)
Distributions from net realized gain on
 investments                                              (0.00)          (2.62)       (3.99)       (2.88)      (1.30)      (0.19)
                                                        -------         -------      -------      -------     -------     -------
Total distributions                                       (0.00)          (2.69)       (4.13)       (3.10)      (1.57)      (0.35)
                                                        -------         -------      -------      -------     -------     -------
Net asset value -- end of period                        $ 16.70         $ 17.23      $ 18.81      $ 18.15     $ 17.41     $ 14.70
                                                        =======         =======      =======      =======     =======     =======
Total return                                              (3.08)%          7.42%       29.53%       24.28%      30.48%      19.03%
                                                        =======         =======      =======      =======     =======     =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $61,784         $69,354      $72,477      $66,450     $68,286     $52,545
                                                        =======         =======      =======      =======     =======     =======
Ratio of expenses to average net assets                    1.15%(2)        1.15%        1.15%        1.15%       1.10%       1.01%
                                                        =======         =======      =======      =======     =======     =======
Ratio of expenses to average net assets without
 fee waivers                                               1.27%(2)        1.25%        1.23%        1.21%       1.25%       1.06%
                                                        =======         =======      =======      =======     =======     =======
Ratio of net investment income/(loss) to average
 net assets                                               (0.07)%(2)       0.19%        0.60%        1.02%       1.52%       1.78%
                                                        =======         =======      =======      =======     =======     =======
Ratio of net investment income/(loss) to average
 net assets without fee waivers                           (0.19)%(2)       0.09%        0.52%        0.97%       1.38%       1.73%
                                                        =======         =======      =======      =======     =======     =======
Portfolio turnover rate(1)                                29.24%          73.39%       48.50%       43.47%      65.11%      61.72%
                                                        =======         =======      =======      =======     =======     =======

---------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $18,674,379 and $22,832,588, respectively.

(2) Annualized.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                              WESTCORE MID-CAP OPPORTUNITY FUND
                                                              ----------------------------------
                                                                   FOR THE            FOR THE
                                                              SIX MONTHS ENDED     PERIOD ENDED
                                                                NOVEMBER 30,          MAY 28,
                                                                    1999               1999*
                                                              -----------------    -------------
Net asset value -- beginning of the period                         $11.05             $10.00
                                                                   ------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                        (0.00)             (0.01)
Net realized and unrealized gain/(loss) on investments               1.68               1.06
                                                                   ------             ------
Total income/(loss) from investment operations                       1.68               1.05
                                                                   ------             ------
DISTRIBUTIONS
Dividends from net investment income                                (0.00)             (0.00)
Distributions from net realized gain on investments                 (0.00)             (0.00)
                                                                   ------             ------
Total distributions                                                 (0.00)             (0.00)
                                                                   ------             ------
Net asset value -- end of period                                   $12.73             $11.05
                                                                   ======             ======
Total return                                                       15.20%             10.50%
                                                                   ======             ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                           $2,587             $2,585
                                                                   ======             ======
Ratio of expenses to average net assets                              1.25%(2)           1.25%(2)
                                                                   ======             ======
Ratio of expenses to average net assets without fee waivers          3.47%(2)           5.33%(2)
                                                                   ======             ======
Ratio of net investment income/(loss) to average net assets         (0.01)%(2)         (0.11)%(2)
                                                                   ======             ======
Ratio of net investment income/(loss) to average net assets
  without
  fee waivers                                                       (2.22)%(2)         (4.19)%(2)
                                                                   ======             ======
Portfolio turnover rate(1)                                          46.76%             71.65%
                                                                   ======             ======

---------------

 (1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $1,101,428 and $1,395,463, respectively.

 (2) Annualized.

  *  For the period October 1, 1998 (inception of offering) to May 28, 1999.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                          WESTCORE SMALL-CAP OPPORTUNITY FUND
                           -------------------------------------------------------------------------------------------------
                                                                                 INSTITUTIONAL SHARES      RETAIL SHARES
                             FOR THE                                             --------------------   --------------------
                            SIX MONTHS     FOR THE      FOR THE      FOR THE           FOR THE                FOR THE
                              ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED        YEAR ENDED            PERIOD ENDED
                           NOVEMBER 30,    MAY 28,      MAY 29,      MAY 30,           MAY 31,                MAY 31,
                           ------------   ----------   ----------   ----------   --------------------   --------------------
                               1999          1999         1998         1997        1996        1995      1996*        1995
                           ------------   ----------   ----------   ----------   ---------   --------   -------      -------
Net asset
value -- beginning of the
period                       $ 20.18       $ 26.71      $ 23.87      $ 21.35      $ 15.95     $14.97    $15.95       $ 14.96
                             -------       -------      -------      -------      -------     ------    ------       -------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income/(loss)                 0.04          0.08         0.01         0.03         0.04       0.09      0.01          0.06
Net realized and
  unrealized gain/(loss)
  on investments               (1.21)        (5.35)        6.83         3.37         5.86       1.11      2.25          1.11
                             -------       -------      -------      -------      -------     ------    ------       -------
Total income/(loss) from
  investment operations        (1.17)        (5.27)        6.84         3.40         5.90       1.20      2.26          1.17
                             -------       -------      -------      -------      -------     ------    ------       -------
DISTRIBUTIONS
Dividends from net
  investment income            (0.04)        (0.05)       (0.03)       (0.02)       (0.06)     (0.10)    (0.02)        (0.06)
Distributions from net
  realized gain on
  investments                  (0.00)        (1.21)       (3.97)       (0.86)       (0.44)     (0.12)    (0.00)        (0.12)
                             -------       -------      -------      -------      -------     ------    ------       -------
Total distributions            (0.04)        (1.26)       (4.00)       (0.88)       (0.50)     (0.22)    (0.02)        (0.18)
                             -------       -------      -------      -------      -------     ------    ------       -------
Net asset value -- end of
  period                     $ 18.97       $ 20.18      $ 26.71      $ 23.87      $ 21.35     $15.95    $18.19       $ 15.95
                             =======       =======      =======      =======      =======     ======    ======       =======
Total return                   (5.79)%      (19.72)%      30.40%       16.28%       37.49%      8.15%    14.14%         7.96%
                             =======       =======      =======      =======      =======     ======    ======       =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)             $67,802       $88,635      $61,069      $35,962      $23,951     $9,703    $1,072       $   934
                             =======       =======      =======      =======      =======     ======    ======       =======
Ratio of expenses to
  average net assets            1.30%(2)      1.30%        1.30%        1.30%        1.30%      1.27%     1.48%(2)      1.51%
                             =======       =======      =======      =======      =======     ======    ======       =======
Ratio of expenses to
  average net assets
  without fee waivers           1.64%(2)      1.63%        1.66%        1.69%        2.20%      2.77%     2.53%(2)      3.10%
                             =======       =======      =======      =======      =======     ======    ======       =======
Ratio of net investment
  income/(loss) to
  average net assets            0.38%(2)      0.37%        0.03%        0.11%        0.24%      0.61%     0.16%(2)      0.37%
                             =======       =======      =======      =======      =======     ======    ======       =======
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers           0.05%(2)      0.04%       (0.33)%      (0.28)%      (0.67)%    (0.89)%   (0.89)%(2)    (1.22)%
                             =======       =======      =======      =======      =======     ======    ======       =======
Portfolio turnover
  rate(1)                      30.23%        82.47%       78.48%       77.73%       47.83%     59.17%    47.83%        59.17%
                             =======       =======      =======      =======      =======     ======    ======       =======

---------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $23,985,211 and $36,817,507, respectively.

(2) Annualized.

 *  For the period June 1, 1995 to September 30, 1995.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                WESTCORE LONG-TERM BOND FUND
                                         ---------------------------------------------------------------------------
                                             FOR THE         FOR THE      FOR THE      FOR THE          FOR THE
                                         SIX MONTHS ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      YEAR ENDED
                                           NOVEMBER 30,      MAY 28,      MAY 29,      MAY 30,          MAY 31,
                                         ----------------   ----------   ----------   ----------   -----------------
                                               1999            1999         1998         1997       1996      1995
                                         ----------------   ----------   ----------   ----------   -------   -------
Net asset value -- beginning of the
period                                       $  9.87         $ 10.36      $  9.67      $  9.59     $  9.87   $  9.22
                                             -------         -------      -------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                    0.29            0.57         0.60         0.62        0.61      0.59
Net realized and unrealized gain/(loss)
  on investments                               (0.48)          (0.43)        0.96         0.26       (0.27)     0.66
                                             -------         -------      -------      -------     -------   -------
Total income/(loss) from investment
  operations                                   (0.19)           0.14         1.56         0.88        0.34      1.25
                                             -------         -------      -------      -------     -------   -------
DISTRIBUTIONS
Dividends from net investment income           (0.29)          (0.57)       (0.60)       (0.63)      (0.62)    (0.60)
Distributions from net realized gain on
  investments                                  (0.00)          (0.06)       (0.27)       (0.17)      (0.00)    (0.00)
                                             -------         -------      -------      -------     -------   -------
Total distributions                            (0.29)          (0.63)       (0.87)       (0.80)      (0.62)    (0.60)
                                             -------         -------      -------      -------     -------   -------
Net asset value -- end of period             $  9.39         $  9.87      $ 10.36      $  9.67     $  9.59   $  9.87
                                             =======         =======      =======      =======     =======   =======
Total return                                   (1.95)%          1.21%       16.63%        9.40%       3.41%    14.37%
                                             =======         =======      =======      =======     =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)                                 $21,266         $21,798      $18,466      $20,160     $25,070   $33,440
                                             =======         =======      =======      =======     =======   =======
Ratio of expenses to average net assets         0.95%(2)        0.95%        0.95%        0.95%       0.90%     0.94%
                                             =======         =======      =======      =======     =======   =======
Ratio of expenses to average net assets
  without fee waivers                           1.24%(2)        1.22%        1.23%        1.15%       1.07%     0.99%
                                             =======         =======      =======      =======     =======   =======
Ratio of net investment income/(loss)
  to average net assets                         6.00%(2)        5.47%        5.87%        6.37%       6.07%     6.54%
                                             =======         =======      =======      =======     =======   =======
Ratio of net investment income/(loss)
  to average net assets without fee
  waivers                                       5.72%(2)        5.21%        5.58%        6.18%       5.90%     6.49%
                                             =======         =======      =======      =======     =======   =======
Portfolio turnover rate(1)                     13.93%          15.97%       11.05%       27.76%      33.10%    25.09%
                                             =======         =======      =======      =======     =======   =======

---------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $4,127,255 and $2,996,540, respectively.

(2) Annualized.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                             WESTCORE INTERMEDIATE-TERM BOND FUND
                             ----------------------------------------------------------------------------------------------------
                                                                                       INSTITUTIONAL SHARES      RETAIL SHARES
                                                                                       --------------------    ------------------
                                 FOR THE         FOR THE      FOR THE      FOR THE           FOR THE                FOR THE
                             SIX MONTHS ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED        YEAR ENDED            PERIOD ENDED
                               NOVEMBER 30,      MAY 28,      MAY 29,      MAY 30,           MAY 31,                MAY 31,
                             ----------------   ----------   ----------   ----------   --------------------    ------------------
                                   1999            1999         1998         1997        1996        1995      1996*        1995
                             ----------------   ----------   ----------   ----------   --------    --------    ------      ------
Net asset
value -- beginning of the
period                           $ 10.27         $ 10.51      $ 10.23      $ 10.10     $ 10.27     $ 10.02     $10.27      $10.03
                                 -------         -------      -------      -------     -------     -------     ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment
 income/(loss)                      0.30            0.61         0.61         0.60        0.60        0.58       0.20        0.56
Net realized and unrealized
 gain/(loss) on investments        (0.21)          (0.24)        0.28         0.13       (0.17)       0.27       0.04        0.26
                                 -------         -------      -------      -------     -------     -------     ------      ------
Total income/(loss) from
 investment operations              0.09            0.37         0.89         0.73        0.43        0.85       0.24        0.82
                                 -------         -------      -------      -------     -------     -------     ------      ------
DISTRIBUTIONS
Dividends from net
 investment income                 (0.30)          (0.61)       (0.61)       (0.60)      (0.60)      (0.60)     (0.21)      (0.58)
Distributions from net
 realized gain on
 investments                       (0.00)          (0.00)       (0.00)       (0.00)      (0.00)      (0.00)     (0.00)      (0.00)
                                 -------         -------      -------      -------     -------     -------     ------      ------
Total distributions                (0.30)          (0.61)       (0.61)       (0.60)      (0.60)      (0.60)     (0.21)      (0.58)
                                 -------         -------      -------      -------     -------     -------     ------      ------
Net asset value -- end of
 period                          $ 10.06         $ 10.27      $ 10.51      $ 10.23     $ 10.10     $ 10.27     $10.30      $10.27
                                 =======         =======      =======      =======     =======     =======     ======      ======
Total return                        0.93%           3.54%        8.88%        7.43%       4.26%       8.93%      2.34%       8.53%
                                 =======         =======      =======      =======     =======     =======     ======      ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)                  $37,417         $41,155      $50,159      $63,169     $83,039     $97,619     $2,781      $2,571
                                 =======         =======      =======      =======     =======     =======     ======      ======
Ratio of expenses to
 average net assets                 0.85%(2)        0.85%        0.85%        0.85%       0.81%       0.77%      0.95%(2)    0.99%
                                 =======         =======      =======      =======     =======     =======     ======      ======
Ratio of expenses to
 average net assets without
 fee waivers                        1.08%(2)        1.01%        0.98%        0.97%       0.92%       0.80%      0.97%(2)    1.02%
                                 =======         =======      =======      =======     =======     =======     ======      ======
Ratio of net investment
 income/(loss) to average
 net assets                         6.01%(2)        5.72%        5.77%        5.81%       5.78%       5.86%      5.74%(2)    5.64%
                                 =======         =======      =======      =======     =======     =======     ======      ======
Ratio of net investment
 income/(loss) to average
 net assets without fee
 waivers                            5.78%(2)        5.57%        5.65%        5.68%       5.67%       5.83%      5.72%(2)    5.61%
                                 =======         =======      =======      =======     =======     =======     ======      ======
Portfolio turnover rate(1)         16.74%          24.68%       23.45%       27.47%      71.97%      60.86%     71.97%      60.86%
                                 =======         =======      =======      =======     =======     =======     ======      ======

---------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $6,326,608 and $8,786,163, respectively.

(2) Annualized.

 *  For the period June 1, 1995 to September 30, 1995.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                   WESTCORE COLORADO TAX-EXEMPT FUND
                              ---------------------------------------------------------------------------
                                  FOR THE         FOR THE      FOR THE      FOR THE          FOR THE
                              SIX MONTHS ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      YEAR ENDED
                                NOVEMBER 30,      MAY 28,      MAY 29,      MAY 30,          MAY 31,
                              ----------------   ----------   ----------   ----------   -----------------
                                    1999            1999         1998         1997       1996      1995
                              ----------------   ----------   ----------   ----------   -------   -------
Net asset value -- beginning
of the period                     $ 11.01         $ 11.06      $ 10.78      $ 10.61     $ 10.70   $ 10.52
                                  -------         -------      -------      -------     -------   -------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income/(loss)         0.23            0.47         0.50         0.50        0.52      0.52
Net realized and unrealized
  gain/(loss) on investments        (0.40)          (0.05)        0.28         0.17       (0.10)     0.20
                                  -------         -------      -------      -------     -------   -------
Total income/(loss) from
  investment operations             (0.17)           0.42         0.78         0.67        0.42      0.72
                                  -------         -------      -------      -------     -------   -------
DISTRIBUTIONS
Dividends from net
  investment income                 (0.23)          (0.47)       (0.50)       (0.50)      (0.51)    (0.54)
Distributions from net
  realized gain on
  investments                       (0.00)          (0.00)       (0.00)       (0.00)      (0.00)    (0.00)
                                  -------         -------      -------      -------     -------   -------
Total distributions                 (0.23)          (0.47)       (0.50)       (0.50)      (0.51)    (0.54)
                                  -------         -------      -------      -------     -------   -------
Net asset value -- end of
  period                          $ 10.61         $ 11.01      $ 11.06      $ 10.78     $ 10.61   $ 10.70
                                  =======         =======      =======      =======     =======   =======
Total return                        (1.57)%          3.80%        7.32%        6.46%       3.97%     7.16%
                                  =======         =======      =======      =======     =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)                  $40,429         $45,506      $31,501      $21,348     $13,922   $10,792
                                  =======         =======      =======      =======     =======   =======
Ratio of expenses to average
  net assets                         0.62%(2)        0.53%        0.50%        0.50%       0.44%     0.42%
                                  =======         =======      =======      =======     =======   =======
Ratio of expenses to average
  net assets without fee
  waivers                            1.09%(2)        1.09%        1.17%        1.21%       1.43%     1.62%
                                  =======         =======      =======      =======     =======   =======
Ratio of net investment
  income/(loss) to average
  net assets                         4.23%(2)        4.21%        4.54%        4.73%       4.87%     5.03%
                                  =======         =======      =======      =======     =======   =======
Ratio of net investment
  income/(loss) to average
  net assets without fee
  waivers                            3.76%(2)        3.65%        3.87%        4.02%       3.88%     3.83%
                                  =======         =======      =======      =======     =======   =======
Portfolio turnover rate(1)           3.91%          12.12%       24.94%       30.78%      10.23%     3.15%
                                  =======         =======      =======      =======     =======   =======

---------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999 were $1,609,533 and $5,241,150, respectively.

(2) Annualized.

                       see notes to financial statements

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOTES TO FINANCIAL STATEMENTS
                         NOVEMBER 30, 1999 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

     Westcore Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds ("the Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds, for book and tax purposes, have a fiscal year of May 31. From October 11, 1993 to September 30, 1995, Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity and Westcore Intermediate-Term Bond Funds offered Institutional and Retail classes of shares with a front-end load and their own distribution/administrative service plan. On October 1, 1995 the Retail class was merged into the Institutional class at the respective net asset value per share. The distribution/administrative service plan on the Retail class was discontinued. The front-end sales load on all the Funds was also discontinued.

     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

     INVESTMENT VALUATION -- Securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     FEDERAL INCOME TAXES -- It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 28, 1999 the Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of $53,504, $2,328,989, $1,115,999 and $35,421, respectively, which will expire through 2007.

     The Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds intend to elect to defer to their fiscal year ending May 31, 2000, $150,778 and $7,427,671 of losses, respectively, recognized during the period November 1, 1998 to May 28, 1999.

     During the year ended May 28, 1999, the Westcore MIDCO Growth Fund had redemption-in-kind transactions in the amounts of $163,612,554, based on the fair market value of the individual securities within the portfolio. These transactions resulted in short-term and long-term gains of $15,506,744 and $28,537,817, respectively, which will be recognized as permanent differences for tax purposes.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS -- Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

     DISTRIBUTIONS -- Distributions of net investment income, if any, are distributed annually for the Westcore MIDCO Growth, Westcore Small-Cap Growth and Westcore Select Funds, quarterly for the Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds and monthly for the Westcore Long-Term Bond, Westcore Intermediate-Term Bond, and Westcore Colorado Tax-Exempt Funds. Distributions of net realized gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

     ORGANIZATION COSTS -- Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are expensed as incurred.

     SECURITIES LENDING -- The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders' fees. These fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of November 30, 1999, the value of securities loaned of the Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity and Westcore Long-Term Bond Funds amount to $59,972,880, $2,727,094, $703,113 and $525,320, respectively. The value of collateral of the Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity and Westcore Long-Term Bond Funds amounts to $62,040,962, $2,875,001, $747,485 and $540,000, respectively.

     ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES -- Trust expenses, which are not series specific, are allocated to each series based upon its relative proportion of net assets and/or open accounts to the Trust's totals. From October 11, 1993 to September 30, 1995 the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity, and Westcore Intermediate-Term Bond Funds allocated income, expenses (other than the class specific expenses) and gains and losses daily to each class of shares based upon their relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class were charged against the operations of that class.

     WHEN-ISSUED SECURITIES -- Each Fund may purchase or sell securities on a "when issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent each Fund makes such purchases while remaining substantially fully invested.

     OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

2. SHARES OF BENEFICIAL INTEREST

     On November 30, 1999, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

                                                                WESTCORE MIDCO GROWTH FUND
                                                              -------------------------------
                                                                  FOR THE
                                                              SIX MONTHS ENDED   FOR THE YEAR
                                                                NOVEMBER 30,        ENDED
                                                                    1999         MAY 28, 1999
                                                              ----------------   ------------
Shares sold                                                       6,834,340       43,718,217
Shares issued as reinvestment of dividends                                0        3,448,682
                                                                -----------      -----------
Total                                                             6,834,340       47,166,899
Shares redeemed                                                 (10,152,866)     (60,812,161)
                                                                -----------      -----------
Net decrease in shares                                           (3,318,526)     (13,645,262)
                                                                ===========      ===========

                                                              WESTCORE GROWTH AND INCOME FUND
                                                              -------------------------------
                                                                  FOR THE
                                                              SIX MONTHS ENDED   FOR THE YEAR
                                                                NOVEMBER 30,        ENDED
                                                                    1999         MAY 28, 1999
                                                              ----------------   ------------
Shares sold                                                         135,723          283,005
Shares issued as reinvestment of dividends                                0          165,621
                                                                -----------      -----------
Total                                                               135,723          448,626
Shares redeemed                                                    (258,541)        (512,077)
                                                                -----------      -----------
Net decrease in shares                                             (122,818)         (63,451)
                                                                ===========      ===========

                                                              WESTCORE SMALL-CAP GROWTH FUND
                                                              -------------------------------
                                                               FOR THE PERIOD
                                                              FROM OCTOBER 1,
                                                              1999 (INCEPTION)
                                                              TO NOVEMBER 30,
                                                                    1999
                                                              ----------------
Shares sold                                                         961,060
Shares issued as reinvestment of dividends                                0
                                                                -----------
Total                                                               961,060
Shares redeemed                                                     (14,795)
                                                                -----------
Net increase in shares                                              946,265
                                                                ===========

                                                                   WESTCORE SELECT FUND
                                                              -------------------------------
                                                               FOR THE PERIOD
                                                              FROM OCTOBER 1,
                                                              1999 (INCEPTION)
                                                              TO NOVEMBER 30,
                                                                    1999
                                                              ----------------
Shares sold                                                       1,341,860
Shares issued as reinvestment of dividends                                0
                                                                -----------
Total                                                             1,341,860
Shares redeemed                                                     (19,779)
                                                                -----------
Net increase in shares                                            1,322,081
                                                                ===========

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

                                                                   WESTCORE BLUE CHIP FUND
                                                              ----------------------------------
                                                                   FOR THE          FOR THE YEAR
                                                              SIX MONTHS ENDED         ENDED
                                                              NOVEMBER 30, 1999     MAY 28, 1999
                                                              -----------------     ------------
Shares sold                                                        500,148            2,062,604
Shares issued as reinvestment of dividends                               0              585,083
                                                                  --------           ----------
Total                                                              500,148            2,647,687
Shares redeemed                                                   (826,943)          (2,474,945)
                                                                  --------           ----------
Net increase (decrease) in shares                                 (326,795)             172,742
                                                                  ========           ==========

                                                               WESTCORE MID-CAP OPPORTUNITY FUND
                                                           ------------------------------------------
                                                                                    FOR THE PERIOD
                                                                FOR THE          FROM OCTOBER 1, 1998
                                                           SIX MONTHS ENDED         (INCEPTION) TO
                                                           NOVEMBER 30, 1999         MAY 28, 1999
                                                           -----------------     --------------------
Shares acquired from separately managed investment
partnership                                                           0                221,124
Shares sold                                                       8,542                 38,815
Shares issued as reinvestment of dividends                            0                      0
                                                                -------                -------
Total                                                             8,542                259,939
Shares redeemed                                                 (39,446)               (25,907)
                                                                -------                -------
Net increase (decrease) in shares                               (30,904)               234,032
                                                                =======                =======

                                                              WESTCORE SMALL-CAP OPPORTUNITY FUND
                                                              ------------------------------------
                                                                   FOR THE           FOR THE YEAR
                                                               SIX MONTHS ENDED          ENDED
                                                              NOVEMBER 30, 1999      MAY 28, 1999
                                                              ------------------     -------------
Shares sold                                                        1,099,175           5,772,830
Shares issued as reinvestment of dividends                             7,632             247,647
                                                                  ----------          ----------
Total                                                              1,106,807           6,020,477
Shares redeemed                                                   (1,925,507)         (3,913,368)
                                                                  ----------          ----------
Net increase (decrease) in shares                                   (818,700)          2,107,109
                                                                  ==========          ==========

                                                                 WESTCORE LONG-TERM BOND FUND
                                                              ----------------------------------
                                                                   FOR THE          FOR THE YEAR
                                                              SIX MONTHS ENDED         ENDED
                                                              NOVEMBER 30, 1999     MAY 28, 1999
                                                              -----------------     ------------
Shares sold                                                        359,117             920,644
Shares issued as reinvestment of dividends                          66,634             118,714
                                                                  --------           ---------
Total                                                              425,751           1,039,358
Shares redeemed                                                   (369,145)           (613,980)
                                                                  --------           ---------
Net increase in shares                                              56,606             425,378
                                                                  ========           =========

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

                                                            WESTCORE INTERMEDIATE-TERM BOND FUND
                                                        ---------------------------------------------
                                                        FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                                           NOVEMBER 30, 1999          MAY 28, 1999
                                                        ------------------------   ------------------
Shares sold                                                       896,521               2,029,671
Shares issued as reinvestment of dividends                        101,613                 215,203
                                                               ----------              ----------
Total                                                             998,134               2,244,874
Shares redeemed                                                (1,284,052)             (3,008,242)
                                                               ----------              ----------
Net decrease in shares                                           (285,918)               (763,368)
                                                               ==========              ==========

                                                              WESTCORE COLORADO TAX-EXEMPT FUND
                                                        ---------------------------------------------
                                                        FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                                           NOVEMBER 30, 1999          MAY 28, 1999
                                                        ------------------------   ------------------
Shares sold                                                       460,469               1,811,592
Shares issued as reinvestment of dividends                         64,615                 112,684
                                                               ----------              ----------
Total                                                             525,084               1,924,276
Shares redeemed                                                  (850,041)               (636,979)
                                                               ----------              ----------
Net increase (decrease) in shares                                (324,957)              1,287,297
                                                               ==========              ==========

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

                               WESTCORE      WESTCORE      WESTCORE
                                MIDCO         GROWTH       SMALL-CAP     WESTCORE      WESTCORE
                                GROWTH      AND INCOME      GROWTH        SELECT       BLUE CHIP
                                 FUND          FUND          FUND          FUND          FUND
                             ------------   -----------   -----------   -----------   -----------
As of November 30, 1999
Gross appreciation (excess
  of value over tax cost)    $106,770,874   $ 5,446,037   $ 4,950,603   $ 2,335,688   $14,990,289
Gross depreciation (excess
  of tax cost over value)      (5,944,123)     (161,298)     (195,450)     (319,989)   (2,128,819)
                             ------------   -----------   -----------   -----------   -----------
Net unrealized appreciation  $100,826,751   $ 5,284,739   $ 4,755,153   $ 2,015,699   $12,861,470
                             ============   ===========   ===========   ===========   ===========
Cost of investments for
  income tax purposes        $219,975,557   $ 8,217,300   $14,605,659   $17,964,278   $51,725,933
                             ============   ===========   ===========   ===========   ===========

                               WESTCORE      WESTCORE      WESTCORE       WESTCORE       WESTCORE
                               MID-CAP       SMALL-CAP     LONG-TERM    INTERMEDIATE-    COLORADO
                             OPPORTUNITY    OPPORTUNITY      BOND         TERM BOND     TAX-EXEMPT
                                 FUND          FUND          FUND           FUND           FUND
                             ------------   -----------   -----------   -------------   -----------
As of November 30, 1999
Gross appreciation (excess
  of value over tax cost)    $    462,917   $ 8,043,530   $   668,834    $   204,523    $   283,763
Gross depreciation (excess
  of tax cost over value)        (123,881)   (9,456,749)   (1,235,378)      (741,207)    (1,174,311)
                             ------------   -----------   -----------    -----------    -----------
Net unrealized appreciation  $    339,036   $(1,413,219)  $  (566,544)   $  (536,684)   $  (890,548)
                             ============   ===========   ===========    ===========    ===========
Cost of investments for
  income tax purposes        $  2,239,472   $70,437,148   $22,067,854    $37,462,868    $39,935,897
                             ============   ===========   ===========    ===========    ===========

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

     The Trust has entered into an advisory agreement with Denver Investment Advisors LLC ("DIA"), for all Funds. DIA succeeded First Interstate Capital Management, Inc. ("FICM") as investment adviser to the Westcore Long-Term Bond and the Westcore Colorado Tax-Exempt Funds on October 1, 1995. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders and contains terms and conditions similar to those which were in these Funds' former advisory agreement.

     Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 1.00%, 0.65%, 0.65%, 0.75%, 1.00%, 0.45%, 0.45% and 0.50% of the average net assets for Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds, respectively.

     Effective October 1, 1995, ALPS Mutual Fund Services, Inc. ("ALPS") and DIA entered into an administrative agreement to serve as the Funds co-administrators. ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Fund's average net assets.

     The Co-Administrators and the Investment Adviser have advised the Trust that they currently intend to waive fees or reimburse expenses with respect to each of the Funds so that the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.30%, 1.15%, 1.15%, 1.25%, 1.30%, 0.95%, 0.85%, and 0.65%, respectively. Without such fee waivers, for the period ended November 30, 1999, the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond, and Westcore Colorado Tax-Exempt Funds would be 1.31%, 1.85%, 2.58%, 2.00%, 1.27%, 3.47%, 1.64%, 1.24%, 1.08%, and 1.09%, respectively.

     Certain officers of the Funds are also officers of DIA. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

     Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

     The Trust has a Trustee Deferred Compensation Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees are invested in certain Westcore Funds until distribution in accordance with the Deferral Plan.

     Shareholders holding more than 5% of the Funds' outstanding shares as of November 30, 1999, constituted 22.05% of Westcore MIDCO Growth Fund, 35.33% of Westcore Growth and Income Fund, 35.41% of Westcore Small-Cap Growth Fund, 43.65% of Westcore Select Fund, 47.43% of Westcore Blue Chip Fund, 63.52% of Westcore Mid-Cap Opportunity Fund, 27.66% of Westcore Small-Cap Opportunity Fund, 61.92% of Westcore Long-Term Bond Fund, 59.45% of Westcore Intermediate-Term Bond Fund and 10.94% of Westcore Colorado Tax-Exempt Fund. Included in the percentages above are holdings of DIA and/or certain officers of DIA representing 7.66% of Westcore Select Fund, 63.52% of Westcore Mid-Cap Opportunity Fund and 5.66% of Westcore Colorado Tax-Exempt Fund.

                       WESTCORE FUNDS SEMI-ANNUAL REPORT

                         NOVEMBER 30, 1999 (UNAUDITED)

5. ACQUISITION OF ASSETS

     On October 1, 1998, the Westcore Mid-Cap Opportunity Fund acquired all of the assets of a separately managed investment partnership, managed by DIA, at fair market value in a tax-free exchange for shares of the Fund, as stipulated in the Conversion Agreement approved by the Trust's Board of Trustees. The following is a summary of shares issued, net assets acquired, and unrealized depreciation as of October 1, 1998:

Shares issued                                                     221,124
Net assets acquired                                            $2,211,243
Unrealized depreciation                                        $ (255,667)

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

WESTCORE OFFICERS AND TRUSTEES:
    Jack D. Henderson, Chairman
     McNeil S. Fiske, Trustee
     James B. O'Boyle, Trustee
     Lyman E. Seely, Trustee
     Robert L. Stamp, Trustee
     Kenneth V. Penland, President
     Jasper R. Frontz, Treasurer
     Lisa A. Bruckert, Asst. Treasurer
     W. Bruce McConnel, III, Secretary

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370 17th Street
Suite 3100
Denver, CO 80202

1-800-392-CORE (2673)
www.westcore.com

Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.